UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-PX

ANNUAL REPORT OF PROXY VOTING RECORD OF

REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number 811-01434

Lincoln National Variable Annuity Fund A

(Exact name of registrant as specified in charter)

1300 South Clinton Street

Post Office Box 1110

Fort Wayne, IN 46801

(Address of principal executive offices)

Dennis L. Schoff, Esquire

1300 South Clinton Street

Post Office Box 1110

Fort Wayne, IN 46801

(Name and address of Agent for Service)

Copy to:

Colleen E. Tonn, Esquire

1300 South Clinton Street

Post Office Box 1110

Fort Wayne, IN 46801

Registrant’s telephone number, including area code: 260-455-2000

Date of fiscal year-end: December 31

Date of reporting period: June 30, 2004

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
05/11/04 - A	3M CO *MMM*		88579Y101			03/12/04		5,000
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Edward A. Brennan — Withhold

We recommend a vote FOR the directors with the exceptions of insider W. James McNerney, Jr. and independent outsiders Kevin W. Sharer and Edward A. Brennan. We recommend that shareholders WITHHOLD votes from W. James McNerney, Jr., Kevin W. Sharer, and Edward A. Brennan for failure to implement the proposal to submit the company’s poison pill to a shareholder vote.

	1.2	Elect Director Michael L. Eskew — For
	1.3	Elect Director W. James McNerney, Jr. — Withhold
	1.4	Elect Director Kevin W. Sharer — Withhold
	2	Ratify Auditors		For	For		Mgmt
	3	Increase Authorized Common Stock		For	For		Mgmt

The requested increase of 1,500,000,000 shares, is below the allowable threshold of 2,025,000,000 shares. We recommend a vote FOR Item 3.

	4	Separate Chairman and CEO Positions		Against	For		ShrHoldr

Absent an established lead director with substantial duties as outlined in (1) to (7), we believe that a company of this size should be able to find an independent qualified director willing to serve as chairman. We recommend FOR the proposal.

04/23/04 - A	Abbott Laboratories *ABT*		002824100			02/25/04		11,600
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Roxanne S. Austin — For

We recommend a vote FOR the directors.

	1.2	Elect Director H.Laurance Fuller — For
	1.3	Elect Director Richard A. Gonzalez — For
	1.4	Elect Director Jack M. Greenberg — For
	1.5	Elect Director Jeffrey M. Leiden — For
	1.6	Elect Director David A. Lord Owen — For
	1.7	Elect Director Boone Powell Jr. — For
	1.8	Elect Director Addison Barry Rand — For
	1.9	Elect Director W.Ann Reynolds — For
	1.10	Elect Director Roy S. Roberts — For
	1.11	Elect Director William D. Smithburg — For
	1.12	Elect Director John R. Walter — For
	1.13	Elect Director Miles D. White — For
	2	Ratify Auditors		For	For		Mgmt
	3	Drug Pricing		Against	Against		ShrHoldr
	4	Report on Political Contributions/Activities		Against	Against		ShrHoldr
	5	Prohibit Awards to Executives		Against	Against		ShrHoldr
	6	Report on Operational Imact of HIV/AIDS, TB, and Malaria Pandemic		Against	Against		ShrHoldr

04/28/04 - A	Adobe Systems Inc. *ADBE*		00724F101			03/03/04		10,800
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 11.27 percent is within the allowable cap for this company of 12.66 percent. Additionally, this plan expressly forbids repricing.

Mgmt Rec - Company Management Recommended Vote	Page 1

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	3	Expense Stock Options		Against	For		ShrHoldr
	4	Adopt a Plocy that will Committ Executives to Hold a Significant Percentage of their Shares		Against	For		ShrHoldr

In this case, although the company has the holding period requirement of 25 percent of the net shares for two years, it does not appear that the executives have significant holding of outright shares. Per the company’s 2004 proxy, most of executives’ beneficial stock ownership is in the form of options. In the absence of any long-term ownership requirement, ISS recommends a vote FOR this proposal.

	5	Ratify Auditors		For	For		Mgmt

05/19/04 - A	Advance Auto Parts Inc *AAP*		00751Y106			03/30/04		2,000
	1	Elect Directors		For	For		Mgmt
	2	Increase Authorized Common Stock		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 9 percent is within the allowable cap for this company of 12.61 percent. Additionally, this plan expressly forbids repricing.

	4	Ratify Auditors		For	For		Mgmt

04/30/04 - A	Alcoa Inc. *AA*		013817101			02/02/04		6,800
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Alain J.P. Belda — For
	1.2	Elect Director Carlos Ghosn — For
	1.3	Elect Director Henry B. Schacht — For
	1.4	Elect Director Franklin A. Thomas — For
	2	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 4.27 percent is within the allowable cap for this company of 6.52 percent. Additionally, this plan expressly forbids repricing.

	3	Report on Pay Disparity		Against	Against		ShrHoldr

Based on our concerns regarding the utility of the proposed report, and the independence of the company’s compensation committee, we do not believe that preparation of the requested report would yield meaningful information to shareholders regarding the efficacy of the company’s executive compensation policies and practices.

	4	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	Against		ShrHoldr

In this case, we believe that the ceiling set by the proponent of 2.00 times the sum of an executive’s base salary and bonus is lower than the standard threshold level of 2.99 times of base salary and bonus of severance remuneration for corporate executives that should be subject to a shareholder vote. Additionally, Alcoa’s board of directors has adopted a policy to require shareholder approval of future severance agreements if such agreements would result in a payment excess of 2.99 times the salary and bonus of the executive based on the 2003 annual shareholder meeting. Therefore, ISS finds the proposal in this case overly restrictive and recommends voting AGAINST it.

Mgmt Rec - Company Management Recommended Vote	Page 2

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
05/11/04 - A	Altera Corp. *ALTR*		021441100			03/16/04		12,400
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John P. Daane — For

We recommend a vote FOR the directors.

	1.2	Elect Director Robert W. Reed — For
	1.3	Elect Director Charles M. Clough — For
	1.4	Elect Director Robert J. Finocchio Jr — For
	1.5	Elect Director Kevin Mcgarity — For
	1.6	Elect Director Paul Newhagen — For
	1.7	Elect Director William E. Terry — For
	1.8	Elect Director Susan Wang — For
	2	Amend Stock Option Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 12.23 percent is within the allowable cap for this company of 12.66 percent. Additionally, this plan expressly forbids repricing.

	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Ratify Auditors		For	For		Mgmt
	5	Approve Option Expensing		Against	For		ShrHoldr

ISS supports the general principle motivating this non-binding proposal. In the wake of financial reporting problems and excessive executive compensation at companies like Enron Corp., Worldcom Inc., and Tyco International Ltd., we agree with the growing investor consensus that companies should expense the costs associated with stock options in order to increase the accuracy of their financial statements. Although companies can choose to expense options, the Financial Accounting Standards Board (FASB) does not require it. Since the expensing of options lowers earnings, most companies have elected not to do so. Instead, most companies have opted to disclose option values only in the footnotes to their annual reports. In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options have had flexibility in their selection of a specific valuation methodology. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as “no-cost” compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse.

Mgmt Rec - Company Management Recommended Vote	Page 3

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
04/29/04 -A	Altria Group, Inc. *MO*		02209S103			03/08/04		14,900
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Report on Product Warnings for Pregnant Women		Against	Against		ShrHoldr

ISS believes that decisions on the type of warnings associated with tobacco products are generally better left to public health authorities, who can institute a standardized labeling format based on the latest research regarding disease causation in smokers, addiction, and exposure to passive smoke. This will ensure that any warnings are accurate as well as applicable to all industry participants. In certain cases, voluntary warnings beyond those mandated by law might be misleading to consumers or hurt the company’s competitiveness. As for future legal liability, the Master Settlement Agreement between tobacco companies and numerous states required firms to supply a variety of information to the public. In addition to required disclosure, some tobacco companies have taken steps in recent years to generally improve educational disclosures regarding the risks related to tobacco products, and Altria in particular has significantly enhanced its disclosure in the past two years. The tobacco subsidiaries of Altria posts health-related data on their websites, some of this information specifically regarding the risks of smoking to pregnant women. We believe that the level of disclosure currently provided by the company is appropriate, and agree that increased information specifically directed towards pregnant women would be better addressed by public health agencies. As such we do not recommend shareholder support for this proposal.

	4	Report on Health Risks Associated with Cigarette Filters		Against	Against		ShrHoldr

When evaluating proposals on the topic of tobacco and its related components, ISS considers the objective of the proposal ‘ specifically whether the proposal is asking the company to report on the health risks associated with a product or if it is asking for a certain action associated with the components. In this case, the proponents are asking for the company to form a panel of outside experts to evaluate and report on the risks associated with cigarette filters. ISS generally supports information that increases shareholder awareness of potential risks and opportunities associated with their investment; however, this disclosure should be balanced with the cost associated with gathering and publishing the data, the level of existing information available, and the feasibility of complying with the structure of the proposal. In this case, we agree with the company that public healthcare organizations are better placed to evaluate the risks associated with cigarette filters. Further, ISS notes that the structure of this proposal calls for the formation of an independent panel of experts and subsequent report that could be costly to the company. As such, we do not recommend shareholder support for this proposal.

	5	Political Contributions/Activities		Against	Against		ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company’s adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In the case of Altria, we note that the company follows all federal, state and local laws regarding contributions to political candidates or

Mgmt Rec - Company Management Recommended Vote	Page 4

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

organizations. Additionally, the company utilizes a formal review process to ensure legal compliance, and evaluate the business affects of their political contributions. Finally, the extensive scope of the reports requested in this proposal may not be substantially different from information currently available and could prove costly and difficult for the company to publish in a formal report. As such, it does not appear that preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of shareholder funds.

	6	Cease Use of Light and Ultra Light in Cigarette Marketing		Against	Against		ShrHoldr

In light of the potentially negative impact on the company’s earnings, we believe that this issue is one that that could potentially have a significant impact on the company and other tobacco companies, and therefore warrants close attention by the company’s board of directors. That said, ISS notes that the company has provided information addressing this topic on its website and has supported increased regulation domestically and internationally on the issue. Moreover, ISS agrees with the company that public health and regulatory organizations are best able to address these issues. This approach to the shareholder’s concerns would provide appropriate, accurate information to the public by regulation across the industry as opposed to requiring that an action taken by a single company, potentially placing it at a competitive disadvantage. Therefore, we recommend that shareholders vote against this proposal.

	7	Place Canadian Style Warnings on Cigarette Packaging		Against	Against		ShrHoldr

As noted in discussions of the other proposals at Altria, ISS believes that issues regarding increased warnings on the health risks associated with cigarettes are generally better addressed by public health agencies rather than individual companies. Unilaterally adopting new packaging policies could negatively affect the company’s competitive advantage, and may not provide the information in a way that is understood or acceptable to all markets. Therefore, ISS recommends that shareholders vote against this proposal.

	8	Separate Chairman and CEO Positions		Against	For		ShrHoldr

Absent an offsetting governance structure, we believe that a company of this size should be able to find two qualified people willing to serve in the separate positions of chairman and CEO.

05/25/04 -A	Amazon.com, Inc. *AMZN*		023135106			03/29/04		3,500
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Jeffrey P. Bezos — For
	1.2	Elect Director Tom A. Alberg — For
	1.3	Elect Director L. John Doerr — For
	1.4	Elect Director William B. Gordon — For
	1.5	Elect Director Myrtle S. Potter — For
	1.6	Elect Director Thomas O. Ryder — For
	1.7	Elect Director Patricia Q. Stonesifer — For
	2	Ratify Auditors		For	For		Mgmt
	3	Limit Executive Compensation		Against	Against		ShrHoldr

In this case, we note that in 2002 the company switched to a restricted stock unit program, with awards issued under the 1997 Stock Incentive Plan.

Mgmt Rec - Company Management Recommended Vote	Page 5

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Such awards are to serve as the primary vehicle for employee stock-based compensation. Management states that, under the program, the committee has discretion in determining the criteria for the granting, vesting, or forfeiture of restricted stock units, which may include performance goals or may be based on other factors, such as continued employment.

While we support certain features of the restricted stock proposal, such as granting restricted stock based on achievement of performance criteria and benchmarks, we believe the proposal is restrictive given the fact that the proponent asks for a complete substitution of options with restricted stock.

05/05/04 - A	Amerada Hess Corp. *AHC*		023551104			03/15/04		2,100
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Nicholas F. Brady — Withhold

We recommend a vote FOR the directors with the exception of independent outsider Nicholas F. Brady. We recommend that shareholders WITHHOLD votes from Nicholas F. Brady for poor attendance.

	1.2	Elect Director J. Barclay Collins II — For
	1.3	Elect Director Thomas H. Kean — For
	1.4	Elect Director Frank A. Olson — For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 5.31 percent is within the allowable cap for this company of 7.43 percent. Additionally, this plan expressly forbids repricing.

	4	Establish Other Board Committee		Against	For		ShrHoldr

We agree with the proponent on the importance of establishing clear mechanisms for communication between shareholders and independent directors. While the company complies with existing SEC and NYSE rules on this matter, it appears that the corporate secretary, who is an employee of the company, plays an important role in conveying such communication either internally or to the board. The proposed Office of the Board would ensure a direct communication with the independent directors of the board, without involving the corporate secretary.

Furthermore, in the absence of an independent chairman in the case of Amerada Hess, the presiding director does not facilitate communication with shareholders as part of his lead director role. Also, the company has a classified board, which insulates directors from shareholder communications because shareholders are not able to register aggregate support or dissatisfaction with all directors on an annual basis. We recommend in favor of the proposal.

04/26/04 - A	American Express Co. *AXP*		025816109			02/27/04		5,200
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Daniel F. Akerson — For

We recommend a vote FOR the directors with the exception of affiliated outsider Vernon E. Jordan, Jr. We recommend that shareholders WITHHOLD votes from Vernon E. Jordan, Jr. for sitting on more than six boards.

	1.2	Elect Director Charlene Barshefsky — For

Mgmt Rec - Company Management Recommended Vote	Page 6

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	1.3	Elect Director William G. Bowen — For
	1.4	Elect Director Ursula M. Burns — For
	1.5	Elect Director Kenneth I. Chenault — For
	1.6	Elect Director Peter R. Dolan — For
	1.7	Elect Director Vernon E. Jordan, Jr. — For
	1.8	Elect Director Jan Leschly — For
	1.9	Elect Director Richard A. McGinn — For
	1.10	Elect Director Edward D. Miller — For
	1.11	Elect Director Frank P. Popoff — For
	1.12	Elect Director Robert D. Walter — For
	2	Ratify Auditors		For	For		Mgmt
	3	Establish Term Limits for Directors		Against	Against		ShrHoldr

Under an effective corporate governance system, shareholders have the right to express their preferences each year by voting on directors at the annual meeting. Thus, shareholders can remove or reelect directors as they see fit.

	4	Report on Political Contributions/Activities		Against	Against		ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company’s adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In the case of American Express, we note that the company complies with federal, state, and local laws regarding contributions to political candidates or organizations. Further, the company offers to provide information on political contributions to shareholders upon request. Therefore, the scope of the disclosure requested in this proposal may not be substantially different from information currently available, and may not provide any significant benefit to shareholders. As such, it does not appear that preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of company assets.

05/19/04 -A	American International Group, Inc. *AIG*		026874107			03/26/04		12,300
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director M. Bernard Aidinoff — For
	1.2	Elect Director Pei-Yuan Chia — For
	1.3	Elect Director Marshall A. Cohen — For
	1.4	Elect Director Willaim S. Cohen — For
	1.5	Elect Director Martin S. Feldstein — For
	1.6	Elect Director Ellen V. Futter — For
	1.7	Elect Director Maurice R. Greenberg — For
	1.8	Elect Director Carla A. Hills — For
	1.9	Elect Director Frank J. Hoenemeyer — For
	1.10	Elect Director Richard C. Holbrooke — For
	1.11	Elect Director Donald P. Kanak — For
	1.12	Elect Director Howard I. Smith — For
	1.13	Elect Director Martin J. Sullivan — For
	1.14	Elect Director Edmund S.W. Tse — For
	1.15	Elect Director Frank G. Zarb — For
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote	Page 7

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	3	Approve Non-Employee Director Stock Option Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 2.17 percent is within the allowable cap for this company of 8.00 percent.

	4	Ratify Auditors		For	For		Mgmt
	5	Report on Political Contributions/Activities		Against	Against		ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company’s adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In the case of AIG, we note that the company complies with state and local laws regarding contributions to political candidates or organizations. Further, the extensive scope of the reports requested in this proposal may not be substantially different from information currently available and could prove costly and difficult for the company to publish in a formal report. As such, it does not appear that preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of shareholder funds.

	6	Divest from Tobacco Equities		Against	Against		ShrHoldr

Therefore, because of the restrictive format and potential financial impact of this proposal, we do not recommend shareholder support for this resolution.

	7	Link Executive Compensation to Predatory Lending		Against	Against		ShrHoldr

While AIG does not explicitly address the issue of predatory lending as a function of executive compensation, ISS notes that the company has an independent compensation committee and a charter that discusses the factors used in determining executive compensation. Additionally, although some lending institutions may have adopted policies that generally link executive compensation to responsible business practices, it does not appear that the company’s main competitors specifically tie any portion of executive compensation to predatory lending. Moreover, the company’s current compensation levels have not been the subject of recent, significant controversy. ISS also notes that the company has policies and processes aimed at eliminating instances of predatory lending within the company’s operations, including compliance review by the legal and compliance departments. Based on these policies to ensure compliance with laws aimed at preventing predatory lending, the independence of the compensation committee, and the absence of controversy surrounding current executive compensation we do not believe that this review and a subsequent report are necessary at this time.

Mgmt Rec - Company Management Recommended Vote	Page 8

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
05/13/04 - A	Amgen, Inc. *AMGN*		031162100			03/19/04		11,100
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Frank J. Biondi, Jr. — For

We recommend a vote FOR the directors with the exception of affiliated outsider Jerry D. Choate. We recommend that shareholders WITHHOLD votes from Jerry D. Choate for standing as an affiliated outsider on the Audit and Compensation committees.

	1.2	Elect Director Jerry D. Choate — Withhold
	1.3	Elect Director Frank C. Herringer — For
	1.4	Elect Director Gilbert S. Omenn — For
	2	Ratify Auditors		For	For		Mgmt
	3	Prepare Glass Ceiling Report		Against	Against		ShrHoldr
	4	Expense Stock Options		Against	For		ShrHoldr

04/15/04 - A	AmSouth Bancorporation *ASO*		032165102			02/17/04		8,300
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Claude B. Nielsen — For

We recommend a vote FOR the directors.

	1.2	Elect Director Cleophus Thomas, Jr. — For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Employee Stock Purchase Plan		For	For		Mgmt

ISS finds the dilutive effect minimal on shareholder value and recommends a vote FOR Item 3.

	4	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 5.06 percent is within the allowable cap for this company of 5.21 percent. Additionally, this plan expressly forbids repricing.

	5	Approve Non-Employee Director Stock Option Plan		For	For		Mgmt

VI. Vote Recommendation The total cost of the company’s plans of 3.80 percent is within the allowable cap for this company of 5.21 percent. Additionally, this plan expressly forbids repricing.

	6	Political Contributions		Against	Against		ShrHoldr

05/06/04 - A	Anadarko Petroleum Corp. *APC*		032511107			03/08/04		6,900
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Larry Barcus — For
	1.2	Elect Director James L. Bryan — For
	1.3	Elect Director James T. Hackett — For
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

Mgmt Rec - Company Management Recommended Vote	Page 9

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	3	Ratify Auditors		For	For		Mgmt
	4	Report on Greenhouse Gas Emissions		Against	For		ShrHoldr

In this case, Anadarko provides some disclosure on environmental topics in its Environment, Health & Safety brochure, public filings, environmental sections of the company’s web site. However, ISS notes that aside from the Anadarko Canada’s voluntary reporting, this information is generally broad in scope and does not discuss company performance in significant detail. Further, while we commend the company for its programs to address greenhouse gas emissions to date and commitments to future activities and transparency initiatives, we note that current communication of these policies and programs comprehensive as some companies in the industry. Considering these facts, ISS believes that evaluating company policies on this issue and publicizing the findings in a report would be in line with the company’s commitment to long-term environmental stewardship and in the best long-term interests of shareholders.

04/28/04 - A	Anheuser-Busch Companies, Inc. *BUD*		035229103			03/01/04		8,600
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/17/04 - A	Anthem Inc. *ATH*		03674B104			03/19/04		1,300
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Victor S. Liss — For

We recommend a vote FOR the directors.

	1.2	Elect Director James W. McDowell, Jr. — For
	1.3	Elect Director George A. Schaefer, Jr. — For
	1.4	Elect Director Jackie M. Ward — For

06/28/04 - S	Anthem Inc. *ATH*		03674B104			05/10/04		1,300
	1	Issue Shares in Connection with an Acquisition		For	For		Mgmt

ISS Conclusion: Based on the sensible strategic rationale, the potential cost and revenue synergies to be derived from the proposed combination, the accretive nature of the deal, and the valuation work and marketing process of company’s financial advisor, we believe the merger agreement warrants shareholder support.

	2	Change Company Name		For	For		Mgmt

ISS Conclusion: Because it is unlikely that the name change would have a negative financial impact on the company, ISS recommends supporting the proposal.

04/30/04 - A	Apartment Investment & Management Co. *AIV*		03748R101			03/05/04		7,700
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Sale of Company Assets		For	For		Mgmt
	4	Limit Executive Compensation		Against	For		ShrHoldr

Mgmt Rec - Company Management Recommended Vote	Page 10

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
03/24/04 - A	Applied Materials, Inc. *AMAT*		038222105			01/30/04		10,600
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Michael H. Armacost — For

We recommend a vote FOR the directors.

	1.2	Elect Director Deborah A. Coleman — For
	1.3	Elect Director Herbert M. Dwight, Jr. — For
	1.4	Elect Director Philip V. Gerdine — For
	1.5	Elect Director Paul R. Low — For
	1.6	Elect Director Dan Maydan — For
	1.7	Elect Director Steven L. Miller — For
	1.8	Elect Director James C. Morgan — For
	1.9	Elect Director Gerhard H. Parker — For
	1.10	Elect Director Michael R. Splinter — For
	2	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 11.08 percent is within the allowable cap for this company of 12.63 percent. Additionally, this plan expressly forbids repricing.

08/27/03 - A	Applied Micro Circuits Corp. *AMCC*		03822W109			07/01/03		20,500
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director David M. Rickey — For

We recommend a vote FOR the directors with the exception of Kevin N. Kalkhoven. We recommend that shareholders WITHHOLD votes from Kevin N. Kalkhoven for poor attendance.

	1.2	Elect Director Roger A. Smullen, Sr. — For
	1.3	Elect Director Cesar Cesaratto — For
	1.4	Elect Director Franklin P. Johnson, Jr. — For
	1.5	Elect Director Kevin N. Kalkhoven — Withhold
	1.6	Elect Director L. Wayne Price — For
	1.7	Elect Director Douglas C. Spreng — For
	1.8	Elect Director Arthur B. Stabenow — For
	1.9	Elect Director Harvey P. White — For
	2	Ratify Auditors		For	For		Mgmt

11/06/03 - A	Archer-Daniels-Midland Company *ADM*		039483102			09/12/03		19,640
	1	Elect Directors		For	For		Mgmt

05/20/04 - A	Archstone Smith Trust *ASN*		039583109			03/26/04		2,900
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Ernest A. Gerardi, Jr. — For

We recommend a vote FOR Ruth Ann M. Gillis, but WITHHOLD votes from all of the nominees. We recommend that shareholders WITHHOLD votes from insider R. Scot Sellers, affiliated outsider Ernest A. Gerardi, Jr. and independent outsider Ned S. Holmes for failing to remove a dead-hand, slow-hand, or similar feature in the company’s poison pill.

Mgmt Rec - Company Management Recommended Vote	Page 11

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	1.2	Elect Director Ruth Ann M. Gillis — For
	1.3	Elect Director Ned S. Holmes — For
	1.4	Elect Director R. Scot Sellers — For
	2	Ratify Auditors		For	For		Mgmt
	3	Restrict Severance Agreements		Against	For		ShrHoldr

In this case, we believe that the ceiling set by proponent of 2.99 times the sum of an executive’s base salary plus bonus is widely considered as the standard threshold level of severance remuneration for corporate executives that should be subject to a shareholder vote. Additionally, since the proponent’s proposal does not require that shareholder approval be obtained prior to adoption of an executive employment agreement, we do not believe that adoption of this proposal would unduly hinder management’s ability to negotiate such agreements with potential executives.

11/11/03 - A	Automatic Data Processing, Inc. *ADP*		053015103			09/12/03		7,100
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Gregory D. Brenneman — For

We recommend a vote FOR the directors.

	1.2	Elect Director Leslie A. Brun — For
	1.3	Elect Director Gary C. Butler — For
	1.4	Elect Director Joseph A. Califano, Jr. — For
	1.5	Elect Director Leon G. Cooperman — For
	1.6	Elect Director Ann Dibble Jordan — For
	1.7	Elect Director Harvey M. Krueger — For
	1.8	Elect Director Frederic V. Malek — For
	1.9	Elect Director Henry Taub — For
	1.10	Elect Director Arthur F. Weinbach — For
	1.11	Elect Director Josh S. Weston — For
	2	Amend Stock Option Plan		For	For		Mgmt

Vote Recommendation The total cost of the company’s plans of 5.69 percent is within the allowable cap for this company of 12.54 percent. Additionally, this plan expressly forbids repricing.

	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Approve Outside Director Stock Awards in Lieu of Cash		For	For		Mgmt

The potential dilution of the plan of 0.03 percent is negligible. Furthermore, the payment of the non-employee director’s retainer in the form of restricted stock units aligns the interest of non-employee directors with those of shareholders.

	5	Ratify Auditors		For	For		Mgmt

05/12/04 - A	AutoNation, Inc. *AN*		05329W102			03/26/04		9,400
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Mike Jackson — For

We recommend a vote FOR the directors with the exception of affiliated outsider Rick L. Burdick. We recommend that shareholders WITHHOLD votes from Rick L. Burdick for standing as an affiliated outsider on the nominating committee.

Mgmt Rec - Company Management Recommended Vote	Page 12

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	1.2	Elect Director Robert J. Brown — For
	1.3	Elect Director J.P. Bryan — For
	1.4	Elect Director Rick L. Burdick — Withhold
	1.5	Elect Director William C. Crowley — For
	1.6	Elect Director Alan S. Dawes — For
	1.7	Elect Director Edward S. Lampert — For
	1.8	Elect Director Irene B. Rosenfeld — For
	2	Ratify Auditors		For	For		Mgmt

03/17/04 - S	Bank of America Corp. *BAC*		060505104			01/26/04		17,000
	1	Approve Merger Agreement		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 5.71 percent is within the allowable cap for this company of 9.52 percent. Additionally, this plan expressly forbids repricing.

	3	Increase Authorized Common Stock		For	For		Mgmt
	4	Adjourn Meeting		For	Against		Mgmt

Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

05/26/04 - A	Bank of America Corp. *BAC*		060505104			04/07/04		19,997
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director William Barnet, III — For

We recommend a vote FOR the directors.

	1.2	Elect Director Charles W. Coker — For
	1.3	Elect Director John T. Collins — For
	1.4	Elect Director Gary L. Countryman — For
	1.5	Elect Director Paul Fulton — For
	1.6	Elect Director Charles K. Gifford — For
	1.7	Elect Director Donald E. Guinn — For
	1.8	Elect Director James H. Hance, Jr. — For
	1.9	Elect Director Kenneth D. Lewis — For
	1.10	Elect Director Walter E. Massey — For
	1.11	Elect Director Thomas J. May — For
	1.12	Elect Director C. Steven McMillan — For
	1.13	Elect Director Eugene M. McQuade — For
	1.14	Elect Director Patricia E. Mitchell — For
	1.15	Elect Director Edward L. Romero — For
	1.16	Elect Director Thomas M. Ryan — For
	1.17	Elect Director O. Temple Sloan, Jr. — For
	1.18	Elect Director Meredith R. Spangler — For
	1.19	Elect Director Jackie M. Ward — For
	2	Ratify Auditors		For	For		Mgmt
	3	Change Date of Annual Meeting		Against	Against		ShrHoldr

Changing the date of the annual meeting could allow more shareholders to attend, but there is no way to determine for sure whether attendance would actually increase. There is no compelling reason to change the date of the meeting.

Mgmt Rec - Company Management Recommended Vote	Page 13

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	4	Adopt Nomination Procedures for the Board		Against	Against		ShrHoldr
	5	Charitable Contributions		Against	Against		ShrHoldr

ISS generally believes that charitable contributions are beneficial to the company when they are donated in good faith and in the absence of gross negligence or self-dealing of management. These contributions assist in worthwhile causes and can help generate goodwill within the community. The Bank of America engages and donates to causes that management believes strengthen the communities in which the company operates and ultimately benefit the company. Further, the corporate donations and voluntary employee contributions through the Bank of America Foundation help to improve the company’s image as a good social citizen and assist the company in maintaining a strong CRA score. Therefore, lacking evidence to the contrary, we believe that continuing these charitable contributions is in the best interests of the shareholders.

	6	Establish Independent Committee to Review Mutual Fund Policy		Against	Against		ShrHoldr

In its defense, the board points to its recent efforts to ensure the integrity of its mutual fund operations, under the board’s oversight, and in particular that of its independent audit committee. According to the board, the provisions of the settlements with the New York Attorney General and the SEC and the pledges that the corporation has previously made go well beyond the scope of the proposal. The company argues that it has retained various outside experts to assist it in developing a plan to improve mutual fund governance, organizational structure and technology as follows: -The company engaged Dale Frey, the retired president and chairman of General Electric Investment Corp., as a special advisor to lead an independent review of the company’s mutual fund policies and practices. -The company also retained Maureen Scannell Bateman, the former general counsel of State Street Corporation and U.S. Trust, to conduct a complete legal and regulatory compliance review of the company’s mutual fund business. -The company engaged Promontory Financial Group to coordinate a detailed review of all technology, control, and compliance systems related to the mutual fund business, including all systems relating to sales, clearing, and derivative and brokerage operations. The independent review is expected to result in recommendations to ensure the mutual fund business is conducted in the best interest of fund shareholders. As part of the settlements, the company indicates that it has committed to create best-in-class governance policies for the Nations Funds board, including such criteria as independence and tenure, and to hire a full-time senior officer supporting and reporting exclusively to the board to monitor compliance and to oversee the reasonableness of the mutual fund advisory fees. Furthermore, the settlements will contain additional provisions regarding the implementation of enhanced compliance measures for the company’s mutual fund practices. Background Since the initiation of the mutual fund investigation by the NYAG in Sept. 2003, the company has been cooperating with the authorities and is expected to finalize its settlement with the SEC and NYAG. On March 15, 2004, Bank of America announced agreements in principle with both the NYAG and the SEC over matters related to late-day trading and

Mgmt Rec - Company Management Recommended Vote	Page 14

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues	Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

market timing. According to a SEC press release, Bank of America has agreed to pay a total of $375 million, consisting of $250 million in disgorgement and $125 million in penalties. The money will be distributed to the mutual funds and their shareholders that were harmed as a result of market timing in Nations Funds and other mutual funds through Bank of America. The agreement with the Attorney General also stipulated that eight members of the board of directors of Nations Funds, Bank of America’s mutual fund complex, will resign or otherwise leave the board in the course of the next year. Furthermore, Bank of America has represented that it will exit the securities clearing business by the end of the year. ISS Analysis The shareholder proposal calls for direct board involvement by establishing a special committee and for enhanced disclosure on the company’s efforts regarding the mutual fund allegations. We have evaluated the board’s involvement in this process as well as the existing disclosure. Since the shareholder proposal was filed, the company has devoted significant resources to address the allegations regarding its mutual fund practices. Subsequent to the inquiry in September 2003, Nations Funds’ board hired an independent firm to evaluate whether there was any monetary impact to any funds in which the adviser to the fund permitted a discretionary market-timing agreement and launched an evaluation of fund management practices. Furthermore, in October 2003, the company engaged Promontory Financial Group for a detailed review of all systems related to sales, clearing, derivative and brokerage operations, which will be coordinated by Mr. Dale Frey, special advisor to Ken Lewis. Also, the company retained Maureen Scannell Bateman, the former general counsel of State Street Corporation and of U.S Trust, to conduct a complete legal and regulatory compliance review of the company’s mutual fund business. Bank of America has also taken the following steps to deter future improper practice: Worked with Nations Fund board of trustees to set best-in-class standards for mutual funds’ fees, charges and related corporate governance practices. Enhanced audit reviews, compliance oversight and the overall risk management framework. Enhanced technology and operations process controls and increased monitoring for unusual mutual funds trading activity Revised the Code of Ethics to include guidelines for practices in the mutual fund business and for share trading policy to prohibit late trading and market timing In discussions held with ISS, the company indicated that Mr. Frey (who coordinates the independent review) receives weekly updates from Promontory Financial Group and the independent consultant, and periodically updates the CEO. Members of senior management regularly update the board’s Audit Committee, which deals primarily with control issues. The independent consultants work closely with an internal project team, which already implements certain remediation actions. While the company has devoted substantial resources to this process, it is not directly conducted under the supervision of the board. With respect to disclosure, the company is in the process of finalizing the settlement agreement, therefore significant disclosure is expected once the settlement is final. In addition, in connection with the settlement, a formal report of the outside consultant with findings and remediation actions will be submitted to the SEC and banking regulators. But while the settlements re+

Mgmt Rec - Company Management Recommended Vote	Page 15

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	7	Adopt Standards Regarding Privacy and Information Security		Against	Against		ShrHoldr

In this case we note that Bank of America does outsource certain positions to foreign markets where the company has determined that service quality, timing, or cost savings would ultimately benefit the company and increase shareholder value. Further we note that many other large companies have outsourced similar operations support and customer service jobs. Additionally, detailed disclosure on the company’s policies regarding job outsourcing may not provide benefits to shareholders commensurate with the cost of preparing this report. As such, we do not recommend support for the proposal at this time.

05/25/04 - A	Bank One Corp.		06423A103			04/02/04		4,700
	1	Approve Merger Agreement		For	For		Mgmt

Conclusion: Bank One shareholders will own approximately 42 percent of the company and management control will shift to Mr. Dimon on the second anniversary of the merger close. The board composition will be split equally. J.P. Morgan determined that board participation at this level for Bank One was a condition to the deal. Bank One shareholders may have given up a low premium in exchange for the board representation and management succession with Mr. Dimon. However, considering Bank One’s equity ownership in the combined entity relative to its contribution to earnings along with the strategic importance of the deal to both firms and the potential cost savings, the tradeoff appears balanced. In aggregate, the deal presents a compelling case for both J.P. Morgan and Bank One shareholders due to the strategic benefits of the transactions, improved competitive position, cost synergies and the possibility of additional revenue opportunities. We recommend in favor of the transaction.

	2	Elect Directors		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt

04/01/04 - A	Beckman Coulter, Inc. *BEC*		075811109			02/02/04		3,300
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Ronald W. Dollens — Withhold

We recommend a vote FOR the directors with the exception of independent outsider Ronald W. Dollens. We recommend that shareholders WITHHOLD votes from Ronald W. Dollens for poor attendance.

	1.2	Elect Director Charles A. Haggerty — For
	1.3	Elect Director William N. Kelley, M.D. — For
	2	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 11.59 percent is within the allowable cap for this company of 12.64 percent. Additionally, this plan expressly forbids repricing.

Mgmt Rec - Company Management Recommended Vote	Page 16

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
02/11/04 - A	Becton, Dickinson and Company *BDX*		075887109			12/15/03		7,100
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Henry P. Becton, Jr. — For

We recommend a vote FOR the directors.

	1.2	Elect Director Edward F. DeGraan — For
	1.3	Elect Director James F. Orr — For
	1.4	Elect Director Margaretha af Ugglas — For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt

Vote Recommendation The total cost of the company’s plans of 7.57 percent is within the allowable cap for this company of 12.31 percent. Additionally, this plan expressly forbids repricing.

Shareholder Proposal
	4	Provide for Cumulative Voting		Against	For		ShrHoldr

The company does not have an annually-elected board and therefore fails to meet all of the aforementioned corporate governance criteria. Accordingly, the proposal warrants shareholder support.

04/26/04 - A	Bellsouth Corp. *BLS*		079860102			03/08/04		8,700
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director James H. Blanchard — For

We recommend a vote FOR the directors.

	1.2	Elect Director Armando M. Codina — For
	1.3	Elect Director Leo F. Mullin — For
	2	Ratify Auditors		For	For		Mgmt
	3	Declassify the Board of Directors		For	For		Mgmt

ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders’ interests.

	4	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 4.43 percent is within the allowable cap for this company of 9.47 percent. Additionally, this plan expressly forbids repricing.

	5	Limit Executive Compensation		Against	Against		ShrHoldr

The Compensation Committee is composed of majority independent directors and currently sets and reviews the company’s executive compensation program. We believe that the Compensation Committee should have the flexibility to determine an executive’s pay based on a number of factors, rather then have an arbitrary cap to determine executive compensation. Although we agree with the proponent that the restricted share program should utilize justifiable performance criteria and challenging performance benchmarks, the proposed caps on restricted stock grants, severance payments, salary and bonus, would be unduly restrictive. Thus, we do not support this proposal.

	6	Limit Executive Compensation		Against	Against		ShrHoldr

The Compensation Committee is composed of majority independent directors and currently sets and reviews the company’s executive compensation program. We believe that the Compensation

Mgmt Rec - Company Management Recommended Vote	Page 17

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Committee should have the flexibility to determine the CEO’s pay based on a number of factors, rather then have an arbitrary cap to determine the CEO’s compensation. While we understand the proponents’ concerns with escalating CEO pay, we believe that the proposed cap would be unduly restrictive. Thus, we do not support this proposal.

	7	Report on Political Contributions/Activities		Against	Against		ShrHoldr

06/24/04 - A	Best Buy Co., Inc. *BBY*		086516101			04/26/04		8,400
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Bradbury H. Anderson — For
	1.2	Elect Director K.J. Higgins Victor — For
	1.3	Elect Director Allen U. Lenzmeier — For
	1.4	Elect Director Frank D. Trestman — For
	1.5	Elect Director James C. Wetherbe — For
	1.6	Elect Director Ronald James — For
	1.7	Elect Director Matthew H. Paull — For
	1.8	Elect Director Mary A. Tolan — For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 7.52 percent is within the allowable cap for this company of 7.82 percent. Additionally, this plan expressly forbids repricing.

11/12/03 - S	BIOGEN IDEC INC *BIIB*		449370105			09/25/03		9,100
	1	Approve Merger Agreement		For	For		Mgmt
	2	Increase Authorized Common Stock		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt

Vote Recommendation The total cost of the company’s plans of 9.06 percent is within the allowable cap for this company of 10.95 percent. Additionally, this plan expressly forbids repricing.

	4	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	5	Adjourn Meeting		For	Against		Mgmt

Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

05/11/04 - A	Boston Scientific Corp. *BSX*		101137107			03/19/04		2,100
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote	Page 18

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
05/04/04 - A	Bristol-Myers Squibb Co. *BMY*		110122108			03/08/04		22,900
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Peter R. Dolan — For

As such, we recommend a vote FOR the directors.

	1.2	Elect Director Louis V. Gerstner, Jr. — For
	1.3	Elect Director Leif Johansson — For
	2	Ratify Auditors		For	For		Mgmt
	3	Report on Political Contributions/Activities		Against	Against		ShrHoldr

In light of the potential costs associated with the requested report, we recommend that shareholders oppose this request.

	4	Cease Political Contributions/Activities		Against	Against		ShrHoldr
	5	Separate Chairman and CEO Positions		Against	For		ShrHoldr

In this case, Bristol-Myers has more than 2/3 independent outsiders on its board, all-independent key committees, and established governance guidelines. However, the company has not designated a lead/presiding director with duties that meet all of our minimum requirements. Although, the independent directors meet in executive session at least four times per year and the chair of the Committee on Directors and Corporate Governance (Nominating Committee) presides over these sessions, it is not clearly stated, in the company’s proxy statement nor its website, that such presiding director presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors; serves as liaison between the chairman and the independent directors; approves information sent to the board; approves meetings schedules to assure that there is sufficient time for discussion of all agenda items; or has the authority to call meetings of the independent directors. Absent an offsetting governance structure, we believe that a company of this size should be able to find two qualified people willing to serve in the separate positions of chairman and CEO.

	6	Report on Operational Impact of HIV/AIDS, TB, and Malaria Pandemic		Against	Against		ShrHoldr

ISS generally supports proposals for increased disclosure that promote good corporate citizenship while enhancing long-term shareholder value. For proposals related to HIV/AIDS reporting, we evaluate the scope of the company’s operations in these markets, the company’s current initiatives in developing countries to help address this healthcare crisis, and the nature of the company’s existing healthcare policies including healthcare access and benefits to local workers. In this case, we note that Bristol Myers Squibb does appear to provide information related to the HIV/AIDS pandemic on its website, including information on company products available and initiatives taken to engage public and private organizations through funding and other assistance to confront this disease. Moreover, the company participates in financial and product grant programs in the area to help increase education on the threat of HIV/AIDS and improve accessibility to company products and assistance. In this case, we believe that the company has taken certain actions to help address the affects of this healthcare crisis in emerging markets. These actions are similar in nature and scope to those taken by industry peers and competitors, and represent an acknowledgement

Mgmt Rec - Company Management Recommended Vote	Page 19

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

of the effect that the HIV/AIDS pandemic could have on company strategy and operations. As such, when considering the scope of Bristol Myers Squibb’s initiatives to address this crisis and current level of disclosure, we do not believe that the report requested in this proposal will provide information to shareholders commensurate with the potential difficulties and expenses of preparing the report. Therefore, we do not recommend shareholder support for the resolution at this time.

	7	Require Affirmative Vote of a Majority of the Shares to Elect Directors		Against	Against		ShrHoldr

In light of the SEC’s proposed new rule regarding open access, we believe that requiring a majority vote in the election of directors is not in shareholders’ best interests. Given that: (1) the plurality voting threshold is the accepted standard for the election of directors of publicly traded companies, (2) approval of this item could disrupt board operations and the company’s financial performance in the event certain or all of the director nominees do not receive majority support and do not get elected, (3) requiring a majority vote of the outstanding shares in effect provides for a supermajority of votes cast, which would adversely affect shareholders’ ability to elect directors in a contested election, and (4) the proposed provision may diminish the likelihood of a successful open access campaign by providing for an increased vote requirement in the election of directors, we do not believe that the proposed amendment warrants shareholder support at this time.

04/21/04 - A	Burlington Resources Inc. *BR*		122014103			02/23/04		6,200
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Barbara T. Alexander — For

We recommend a vote FOR the directors with the exceptions of affiliated outsiders Walter Scott, Jr. and Kenneth W. Orce. We recommend that shareholders WITHHOLD votes from Walter Scott, Jr. for standing as an affiliated outsider on the Compensation and Nominating committees, and Kenneth W. Orce for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Reuben V. Anderson — For
	1.3	Elect Director Laird I. Grant — For
	1.4	Elect Director Robert J. Harding — For
	1.5	Elect Director John T. LaMacchia — For
	1.6	Elect Director Randy L. Limbacher — For
	1.7	Elect Director James F. McDonald — For
	1.8	Elect Director Kenneth W. Orce — Withhold
	1.9	Elect Director Donald M. Roberts — For
	1.10	Elect Director James A. Runde — For
	1.11	Elect Director John F. Schwarz — For
	1.12	Elect Director Walter Scott, Jr. — Withhold
	1.13	Elect Director Bobby S. Shackouls — For
	1.14	Elect Director Steven J. Shapiro — For

Mgmt Rec - Company Management Recommended Vote	Page 20

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	1.15	Elect Director William E. Wade, Jr. — For
	2	Approve Increase in Common Stock and a Stock Split		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt

04/29/04 - A	Capital One Financial Corp. *COF*		14040H105			02/29/04		2,800
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 10.31 percent is within the allowable cap for this company of 10.59 percent. Additionally, this plan expressly forbids repricing.

11/05/03 - A	Cardinal Health, Inc. *CAH*		14149Y108			09/08/03		2,850
	1	Elect Directors		For	For		Mgmt

04/14/04 - A	Caterpillar Inc. *CAT*		149123101			02/17/04		2,000
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John T. Dillon — For

We recommend a vote FOR the directors.

	1.2	Elect Director Juan Gallardo — For
	1.3	Elect Director William A. Osborn — For
	1.4	Elect Director Gordon R. Parker — For
	1.5	Elect Director Edward B. Rust, Jr. — For
	2	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 7.76 percent is within the allowable cap for this company of 8.55 percent.

	3	Ratify Auditors		For	For		Mgmt
	4	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr

Although we commend the company for approving the TIDE provision to the company’s rights plan, because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

	5	Report on Equipment Sales to Israel		Against	Against		ShrHoldr

In this case, ISS agrees with the company’s statement on the issue. While we recommend that Caterpillar continuously review the risks and opportunities associated with each market that the company operates in, it would be overly burdensome and potentially costly to monitor and respond to issues resulting from the end use of the company’s products. Further, we note that Caterpillar complies with current laws and regulations regarding international operations. Additionally, we agree that government officials and organizations can better address the political aspects of this proposal, and may represent a more appropriate forum for these concerns. As such, we do not recommend shareholder support for this proposal at this time.

	6	Report on Operational Imact of HIV/AIDS, TB, and Malaria Pandemic		Against	Against		ShrHoldr

ISS generally supports proposals for increased disclosure that promote good corporate citizenship while enhancing long-term shareholder value. For proposals related to HIV/AIDS reporting, we evaluate

Mgmt Rec - Company Management Recommended Vote	Page 21

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

the scope of the company’s operations in these markets, the company’s current initiatives in developing countries to help address this healthcare crisis, and the nature of the company’s existing healthcare policies including healthcare access and benefits to local workers. In this case, we note that Caterpillar does not appear to provide information related to the HIV/AIDS, TB, and Malaria pandemic on its website; however, the company does acknowledge the seriousness of the health crisis in its statement on the issue in the company’s proxy statement. Additionally, the company currently has a subsidized healthcare plan that includes programs to improve accessibility to treatment for employees in Africa. We further note that the relative percentages of Caterpillar’s net earnings and total assets in the region comprise a relatively small segment of the company’s business. While we acknowledge that Caterpillar’s programs and related disclosures do not appear to be as extensive as some other companies operating in the areas most affected by the HIV/AIDS, TB, and Malaria pandemic, we believe that company has taken certain actions to help address the affects of this healthcare crisis on its employees in this region. Additionally, when considering the limited scope of Caterpillar’s operations in these markets, we do not believe that the report requested in this proposal will provide enough substantial information to shareholders to justify the potential difficulties and expenses of preparing the report. Therefore, we do not recommend shareholder support for the resolution at this time.

04/20/04 - A	Cendant Corporation *CD*		151313103			02/23/04		16,700
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director The Right Honourable Brian Mulroney — For
We recommend a vote FOR the directors.
	1.2	Elect Director Ronald L. Nelson — For
	1.3	Elect Director Robert W. Pittman — For
	1.4	Elect Director Myra J. Biblowit — For
	1.5	Elect Director Sheli Z. Rosenberg — For
	2	Declassify the Board of Directors		For	For		Mgmt

ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders’ interests.

	3	Ratify Auditors		For	For		Mgmt
Shareholder Proposals
	4	Separate Chairman and CEO Positions		Against	Against		ShrHoldr

We believe that the company’s governance structure provides a satisfactory balance to a unified chairman and CEO position.

	5	Limit Executive Compensation		Against	Against		ShrHoldr

ISS feels that the proposed arbitrary cap on CEO pay is restrictive and could potentially hinder the company’s ability to attract and retain competent executive officers. As such, this item does not warrant shareholder approval.

06/03/04 - A	CENTERPOINT ENERGY INC *CNP*		15189T107			04/05/04		8,100
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Robert T. O’Connell — For

Mgmt Rec - Company Management Recommended Vote	Page 22

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	1.2	Elect Director Milton Carroll — For
	1.3	Elect Director John T. Cater — For
	1.4	Elect Director Michael E. Shannon — For
	2	Ratify Auditors		For	For		Mgmt
	3	Limit Awards to Executives		Against	Against		ShrHoldr
	4	Declassify the Board of Directors		Against	For		ShrHoldr
	5	Other Business		For	Against		Mgmt

As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

05/06/04 - A	CenturyTel, Inc. *CTL*		156700106			03/08/04		5,800
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/21/04 - A	Charter One Financial, Inc. *CF*		160903100			02/23/04		6,200
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 5 percent is within the allowable cap for this company of 9.73 percent. Additionally, this plan expressly forbids repricing.

	3	Ratify Auditors		For	For		Mgmt

04/28/04 - A	ChevronTexaco Corp. *CVX*		166764100			03/01/04		7,799
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Adopt Shareholder Rights Plan (Poison Pill) Policy		For	For		Mgmt

Poison pills are unique among takeover defenses in that they may be approved by boards without shareholder approval. Enhancing this power is the fact that a number of states have passed poison pill endorsement legislation that removes courts from the position of challenging abusive pills. However, the degree to which a rights plan may promote or diminish shareholder value clearly depends on circumstances specific to the individual company. Given their potential role in determining the future of a company, ISS believes shareholders should have the right to vote on all new pills and any material changes to old pills. ISS advocates supporting proposals requesting boards to either submit their pills to a shareholder vote or redeem them. Given that the company currently does not maintain a poison pill, approval of this item enhances shareholders’ rights by establishing a clear process to submit poison pills to a shareholder vote. As such we believe this item warrants shareholder support.

	4	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 3.87 percent is within the allowable cap for this company of 5.89 percent. Additionally, this plan expressly forbids repricing.

	5	Report on Operational Impact of HIV/AIDS, TB, and Malaria Pandemic		Against	Against		ShrHoldr

ISS generally supports proposals for increased disclosure that promote good corporate citizenship while enhancing long-term shareholder value. For proposals related to HIV/AIDS reporting, we evaluate the scope of the company’s operations in these markets, the company’s current initiatives in

Mgmt Rec - Company Management Recommended Vote	Page 23

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Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

developing countries to help address this healthcare crisis, and the nature of the company’s existing healthcare policies including healthcare access and benefits to local workers. In this case, we note that Chevron Texaco provides information on its policies and programs related to HIV/AIDS and other infectious diseases in its Corporate Responsibility report on the company website. Additionally, the company currently has healthcare plans that improve accessibility to treatment for employees in Africa. We further note that the company has engaged several local and international organizations in efforts to help address the concerns associated with this health care crisis. Therefore, while ISS acknowledges that the scope of Chevron Texaco’s operations in markets affected by the HIV/AIDS, TB, and malaria pandemic is substantial and deserves shareholder concern, we believe that the company has taken steps to actively address the concern and report to shareholders on these initiatives. These actions and the subsequent disclosure are comparable to industry norms and assist in maintaining ongoing corporate awareness of the impact of this healthcare crisis on operations in certain emerging markets. Therefore, we do not recommend shareholder support for the resolution at this time.

	6	Report on Political Contributions/Activities		Against	Against		ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company’s adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In the case of Chevron Texaco, we note that the company follows all state and local laws regarding contributions to political candidates or organizations. Additionally, shareholders can request further information on the company’s political contributions and donations from the company or gather the information from certain government or privately managed websites. Finally, the extensive scope of the reports requested in this proposal may not be substantially different from information currently available and could prove costly and difficult for the company to publish in a formal report. As such, it does not appear that preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of shareholder funds.

	7	Require Affirmative Vote of a Majority of the Shares to Elect Directors		Against	Against		ShrHoldr

In the view of many shareholders, the current director election system simply creates self-perpetuating boards: incumbent members select nominees to fill vacancies and decide whether to renominate themselves. Thus, shareholders effectively have no meaningful choice among candidates, and the election process becomes mere ratification of the company’s slate of nominees. Withholding votes from a board member can serve as a shareholder communication tool to express displeasure with a given director. But because directors are typically elected by a plurality (those nominees receiving the most votes win board seats), company nominees running unopposed are reelected. Under current proxy rules, only candidates nominated by the board can appear in the company’s proxy statement. A shareholder could technically nominate a candidate from the floor of the annual meeting, but, since most

Mgmt Rec - Company Management Recommended Vote	Page 24

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Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

investors vote by mail, he is unlikely to succeed. Although some companies’ bylaws outline procedures for shareholders to suggest possible candidates to board nominating panels, few of these individuals actually make it to the ballots as nominees. Instead, shareholders wishing to nominate an alternative slate of candidates to run against management’s must go through an expensive and time-consuming proxy solicitation process of their own (i.e., a proxy contest). In October 2003, the SEC proposed new proxy rules to give significant, long-term shareholders greater ability to include their director nominees in management’s proxy statement. A final rule is expected in 2004. The proposal entails a two-step, two-year process. In the first year, one of two triggering events must occur, demonstrating shareholder dissatisfaction with a company’s proxy process: (1) one or more directors at a company receive withhold votes of 35 percent or more of the votes cast or (2) a shareholder proposal asking for open access, which is submitted by holders of at least one percent of the shares (owned for at least one year), is approved by a majority of the votes cast. If one of these conditions is met, then for the following two years, the company would be required to include in its proxy materials one or more board nominees proposed by holders of at least five percent of the shares (owned for at least two years). The number of shareholder nominees permitted would be dictated by the size of the board: one nominee for boards of eight or fewer directors, two nominees for boards of nine to 19 directors, and three nominees for boards having 20 or more directors. In light of the SEC’s proposed new rule regarding open access, we believe that requiring a majority vote in the election of directors is not in shareholders’ best interests. Given that: (1) the plurality voting threshold is the accepted standard for the election of directors of publicly traded companies, (2) approval of this item could disrupt board operations and the company’s financial performance in the event certain or all of the director nominees do not receive majority support and do not get elected, (3) requiring a majority vote of the outstanding shares in effect provides for a supermajority of votes cast, which would adversely affect shareholders’ ability to elect directors in a contested election, and (4) the proposed provision may diminish the likelihood of a successful open access campaign by providing for an increased vote requirement in the election of directors, we do not believe that the proposed amendment warrants shareholder support at this time.

	8	Report on Health and Environmental Initiatives in Ecuador		Against	Against		ShrHoldr

ISS generally supports proposals for increased disclosure that promote good corporate citizenship while enhancing long-term shareholder value. Increased transparency can better inform shareholders on the potential risks and opportunities associated with their investment. Specifically, this proposal calls for a report on new initiatives taken by ChevronTexaco regarding issues of concern in Ecuador. Therefore, when considering this matter, ISS must look at the value of the report along with the potential costs and operational impact that the associated actions may have on the company. In this case, we note that the company has made significant efforts to provide interested parties with information on the situation in Ecuador. Moreover, since litigation on this matter is still pending, certain disclosure may

Mgmt Rec - Company Management Recommended Vote	Page 25

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Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

not be appropriate. We further note that the company’s involvement in Ecuador was through a subsidiary of Texaco (prior to the 2001 merger) operating as a minority partner in an oil consortium with the Ecuadorian government. Additionally, ChevronTexaco has no ownership interest in the current oil operations in this region and the government of Ecuador released the company from further obligation or liability on the issue. Considering these factors, ISS believes that the company’s current level of disclosure on this matter is appropriate and that any further action on the matter is best left to the legal system in Ecuador. As such, we do not recommend shareholder support for this proposal.

	9	Report on Renewable Energy		Against	Against		ShrHoldr

ISS generally supports disclosure reports that seek to provide additional information to shareholders, particularly when it appears that companies have not adequately addressed shareholders’ concerns. Specifically, when considering proposals for a report on renewable energy sources, ISS looks for the existence and content of current environmental reports relative to the topic, and the degree to which the topic plays an integral part in the company’s line of business. In this case, ISS notes that the company has taken several recent steps to invest in renewable energy, undertake initiatives to develop cleaner technologies and communicate these initiatives to the public. The company provides information on these topics, in some detail, in its Corporate Responsibility Report, in press releases, and in certain sections of the corporate website. ISS believes that these initiatives and the associated disclosure represent an effort on ChevronTexaco’s behalf to address issues related to the potential impact that renewable energy sources may have on the company. Therefore, while the company does not specifically address every aspect of the proponent’s resolution; ISS believes that the current level of disclosure is comparable to other companies in the industry and suggests that ChevronTexaco is actively evaluating options and establishing policies related to renewable energy sources. As such, we do not recommend shareholder support for the resolution at this time.

03/10/04 - A	CIENA Corporation *CIEN*		171779101			01/20/04		28,900
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Patrick H. Nettles — For

We recommend a vote FOR the directors.

	1.2	Elect Director John R. Dillon — For
	1.3	Elect Director Lawton W. Fitt — For

11/11/03 - A	Cisco Systems, Inc. *CSCO*		17275R102			09/12/03		60,200
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Carol A. Bartz — For

We recommend a vote FOR the directors.

	1.2	Elect Director Larry R. Carter — For
	1.3	Elect Director John T. Chambers — For
	1.4	Elect Director Dr. James F. Gibbons — For
	1.5	Elect Director Dr. John L. Hennessy — For
	1.6	Elect Director Roderick C. McGeary — For

Mgmt Rec - Company Management Recommended Vote	Page 26

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	1.7	Elect Director James C. Morgan — For
	1.8	Elect Director John P. Morgridge — For
	1.9	Elect Director Donald T. Valentine — For
	1.10	Elect Director Steven M. West — For
	1.11	Elect Director Jerry Yang — For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	For		Mgmt
Shareholder Proposals
	4	Report on Company Products Used by the Government to Monitor the Internet		Against	Against		ShrHoldr

ISS generally supports proposals that seek to provide shareholders with greater disclosure regarding the risks associated with their investment. In this case, we believe that generating such a report could be time consuming and costly to the company without providing significant value to shareholders. The products provided by the company are similar to those provided by peers and competitors in the technology industry. As such, requiring disclosure that may cause the company to break contractual obligations or require burdensome research on behalf of third party resellers could place the company at a competitive disadvantage and may negatively affect shareholder value. Since the proposed resolution may result in substantial costs and time expenditures to the company and may not provide useful information to shareholders, we do not support this proposal.

	5	Report on Pay Disparity		Against	Against		ShrHoldr

When reviewing requests for reports on executive compensation, ISS takes into consideration the scope of the requested report, the company’s internal procedures for determining compensation, and the company’s historical compensation practices. As with all report requests, ISS carefully weighs the potential usefulness of the requested report against the costs of preparation and whether the report would be duplicative of existing disclosure. In the case of this proposal, we note that the proponents are specifically asking for a comparison of the compensation of the company’s top executives with that of its lowest compensated workers on a worldwide basis and a report on any recommendations regarding changing the current level of executive pay. Though the disparity between the pay levels of entry-level and executive employees has undoubtedly grown at many U.S. companies over the past few decades, we note that it is unlikely that the requested report would produce a meaningful gauge for shareholders of whether the company’s compensation policies and pay levels are appropriate and effective for employees at the senior executive level. While we understand the proponents’ concerns with escalating CEO pay, we note that the Compensation and Management Development Committee is composed entirely of independent directors. Based on our concerns regarding the scope of the proposal, the independence of the company’s compensation committee, we do not believe that preparation of the requested report would yield meaningful information to shareholders regarding the efficacy of the company’s executive compensation policies and practices.

Mgmt Rec - Company Management Recommended Vote	Page 27

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
05/12/04 - A	CIT GROUP INC *CIT*		125581108			03/26/04		6,200
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Albert R. Gamper, Jr. — For
	1.2	Elect Director Gary C. Butler — For
	1.3	Elect Director William A. Farlinger — For
	1.4	Elect Director William M. Freeman — For
	1.5	Elect Director Hon. Thomas H. Kean — For
	1.6	Elect Director Edward J. Kelly, III — For
	1.7	Elect Director Marianne Miller Parrs — For
	1.8	Elect Director Jeffrey M. Peek — For
	1.9	Elect Director John R. Ryan — For
	1.10	Elect Director Peter J. Tobin — For
	1.11	Elect Director Lois M. Van Deusen — For
	2	Ratify Auditors		For	For		Mgmt
	3	Other Business		For	Against		Mgmt

As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

04/20/04 - A	Citigroup Inc. *C*		172967101			02/27/04		44,897
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director C. Michael Armstrong — For

We recommend a vote FOR the directors.

	1.2	Elect Director Alain J.P. Belda — For
	1.3	Elect Director George David — For
	1.4	Elect Director Kenneth T. Derr — For
	1.5	Elect Director John M. Deutch — For
	1.6	Elect Director Roberto Hernandez Ramirez — For
	1.7	Elect Director Ann Dibble Jordan — For
	1.8	Elect Director Dudley C. Mecum — For
	1.9	Elect Director Richard D. Parsons — For
	1.10	Elect Director Andrall E. Pearson — For
	1.11	Elect Director Charles Prince — For
	1.12	Elect Director Robert E. Rubin — For
	1.13	Elect Director Franklin A. Thomas — For
	1.14	Elect Director Sanford I. Weill — For
	1.15	Elect Director Robert B. Willumstad — For
	2	Ratify Auditors		For	For		Mgmt
	3	Limit Executive Compensation		Against	Against		ShrHoldr

ISS feels that taking away the company’s ability to grant stock options is an arbitrary and excessively restrictive proposal that could potentially prohibit the company from compensating employees based upon their individual and company-wide performance. Being unable to issue stock options could hinder the company’s ability to attract and retain competent executive officers. As such, this item does not warrant shareholder approval.

	4	Report on Political Contributions/Activities		Against	Against		ShrHoldr

Mgmt Rec - Company Management Recommended Vote	Page 28

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company’s adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In the case of Citigroup, we note that the company follows all state and local laws regarding contributions to political candidates or organizations. Additionally, the scope of the disclosure requested in this proposal may not be substantially different from information currently available, and could prove costly and difficult for the company to publish in a formal report. As such, it does not appear that preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of shareholder funds.

	5	Prohibit Awards to Executives		Against	Against		ShrHoldr

We believe this proposal is too restrictive, as it would prohibit the executives from being remunerated with stock options and severance payments regardless of the company’s performance. As such, this item does not warrant shareholder approval.

	6	Separate Chairman and CEO Positions		Against	Against		ShrHoldr

ISS supports the concept of separating the positions of chairman and CEO when a company does not have the countervailing governance structure as described above. In the case of Citigroup, the company has independent key committees, established governance guidelines, and a lead director with clearly defined duties. Additionally, the company has committed to creating and maintaining a 2/3 independent board by its next annual election. As such, ISS does not believe that this proposal warrants shareholder support.

05/13/04 - A	Citrix Systems, Inc. *CTXS*		177376100			03/15/04		9,400
	1	Elect Directors		For	For		Mgmt
	2	Expense Stock Options		Against	For		ShrHoldr

04/28/04 - A	Clear Channel Communications, Inc. *CCU*		184502102			03/08/04		10,100
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Alan D. Feld — Withhold

We recommend a vote FOR the directors with the exception of affiliated outsider Alan D. Feld. We recommend that shareholders WITHHOLD votes from Alan D. Feld for standing as an affiliated outsider on the Compensation Committee.

	1.2	Elect Director Thomas O. Hicks — For
	1.3	Elect Director Perry J. Lewis — For
	1.4	Elect Director L. Lowry Mays — For
	1.5	Elect Director Mark P. Mays — For
	1.6	Elect Director Randall T. Mays — For
	1.7	Elect Director B.J. Mccombs — For
	1.8	Elect Director Phyllis B. Riggins — For
	1.9	Elect Director Theordore H. Strauss — For
	1.10	Elect Director J.C. Watts — For
	1.11	Elect Director John H. Williams — For
	2	Ratify Auditors		For	For		Mgmt

11/05/03 - A	Coach, Inc. *COH*		189754104			09/17/03		4,700
	1	Elect Directors		For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote	Page 29

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	1.1	Elect Director Joseph Ellis — For

We recommend a vote FOR the directors.

	1.2	Elect Director Lew Frankfort — For
	1.3	Elect Director Sally Frame Kasaks — For
	1.4	Elect Director Gary Loveman — For
	1.5	Elect Director Irene Miller — For
	1.6	Elect Director Keith Monda — For
	1.7	Elect Director Michael Murphy — For

05/07/04 - A	Colgate-Palmolive Co. *CL*		194162103			03/09/04		6,800
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Jill K. Conway — For
	1.2	Elect Director Ronald E. Ferguson — For
	1.3	Elect Director Carlos M. Gutierrez — For
	1.4	Elect Director Ellen M. Hancock — For
	1.5	Elect Director David W. Johnson — For
	1.6	Elect Director Richard J. Kogan — For
	1.7	Elect Director Delano E. Lewis — For
	1.8	Elect Director Reuben Mark — For
	1.9	Elect Director Elizabeth A. Monrad — For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	4	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	For		ShrHoldr

ISS generally supports the submission of parachute provisions for shareholder ratification as long as there is no requirement for prior shareholder approval which would limit a board’s negotiating flexibility. Seeking shareholder approval after the material terms of the contract are agreed upon would give the board a framework to work within and prevent the excessive “pay for failure” packages that have been witnessed at some companies. Accordingly, we believe that this proposal warrants shareholder support.

	5	Adopt ILO Based Code of Conduct		Against	Against		ShrHoldr

Based on the fact that the company already has a publicly-available code of conduct that substantively addresses the core ILO standards and the fact that there do not appear to be significant labor concerns associated with the operations of the company or of its suppliers, we do not believe that support is warranted for this shareholder resolution at this time.

	6	Separate Chairman and CEO Positions		Against	For		ShrHoldr

In this case, Colgate-Palmolive has more than 2/3 independent outsiders on its board, all-independent

Mgmt Rec - Company Management Recommended Vote	Page 30

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

key committees, and established governance guidelines. However, the company has not designated a lead/presiding director with duties that meet all of our minimum requirements. Although, the independent directors meet in executive session without the CEO present and a presiding director presides over these sessions, it is not clearly stated, in the company’s proxy statement nor its website, that such presiding director presides at all meetings of the board at which the chairman is not present; approves information sent to the board; approves meetings schedules to assure that there is sufficient time for discussion of all agenda items; and has the authority to call meetings of the independent directors.

Absent an offsetting governance structure, we believe that a company of this size should be able to find two qualified people willing to serve in the separate positions of chairman and CEO.

05/26/04 - A	Comcast Corp. *CMCSA*		20030N101			03/15/04		10,700
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director S. Decker Anstrom — For

Therefore, we recommend shareholders support both Mr. Anstrom and Mr. Roberts, along with the current director nominees.

	1.2	Elect Director C. Michael Armstrong — For
	1.3	Elect Director Kenneth J. Bacon — For
	1.4	Elect Director Sheldon M. Bonovitz — For
	1.5	Elect Director Julian A. Brodsky — For
	1.6	Elect Director Joseph L. Castle, II — For
	1.7	Elect Director J. Michael Cook — For
	1.8	Elect Director Brian L. Roberts — For
	1.9	Elect Director Ralph J. Roberts — For
	1.10	Elect Director Dr. Judith Rodin — For
	1.11	Elect Director Michael I. Sovern — For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Restricted Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 4.36 percent is within the allowable cap for this company of 7.01 percent.

	4	Amend Articles/Bylaws/Charter-Non-Routine		For	For		Mgmt

ISS supports the article amendment because it will allow Mr. Roberts to formally step off the nominating committee, provide for a nomination process that is subject to approval by the entire board, and result in a fully independent committee.

	5	Require Two-Thirds Majority of Independent Directors on Board		Against	For		ShrHoldr

Currently, according to ISS definition of independence, the board consists of four insiders, one affiliated outsiders, and six independent outsiders. A majority of the board members are independent outsiders, however, ISS prefers that a substantial majority of the directors be independent. In the case of Comcast, we believe that a two-thirds independent board is particularly important due to Comcast’s dual class ownership structure and several insiders currently sitting on the board. Therefore, we recommend shareholders support this proposal.

	6	Political Contributions/Activities		Against	Against		ShrHoldr

With the recent resurgence of interest in campaign

Mgmt Rec - Company Management Recommended Vote	Page 31

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

funding reform has come a renewed interest in corporate contributions to political parties and action committees. In recent years, shareholders have requested insight into company donations and the ability to provide input regarding how much (if any) money is appropriate to give to political organizations based on what political, ethical, and legal platforms are being endorsed by such funds. While some of this information is publicly available on Internet sites sponsored by political watchdog groups and campaign finance sites, this data may not be entirely current or all-inclusive. Proponents of these requests feel that it is the corporations’ responsibility to consolidate information regarding political contributions and present it in a report to the shareholders. Corporations have consistently responded to requests for the disclosure of political contributions by stating that federal and state laws require disclosure from the recipients and that the amounts contributed are not significant enough to warrant the expense of a report. When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company’s adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In this case, the company notes that its contributions do not comprise a significant amount of company assets, and that donations through Comcast’s political action committees are on a voluntary basis and publicly disclosed through the FEC. The proposal asks that this report should be published within five business days of the annual meeting, and that reports disclosing the recipient and amount of each political contribution be made in a series of local and national newspapers. Considering the restrictive time frame and potential expense associated with this type of disclosure, it does not appear that the cost of preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of shareholder funds. In light of the potential costs associated with the requested report, we recommend that shareholders oppose this request.

	7	Nominate Two Directors for every open Directorships		Against	Against		ShrHoldr

ISS Analysis In the view of many shareholders, the current director election system simply creates self-perpetuating boards: incumbent members select nominees to fill vacancies and decide whether to renominate themselves. Thus, shareholders effectively have no meaningful choice among candidates, and the election process becomes mere ratification of the company’s slate of nominees. Withholding votes from a board member can serve as a shareholder communication tool to express displeasure with a given director. But because directors are typically elected by a plurality (those nominees receiving the most votes win board seats), company nominees running unopposed are reelected. Under current proxy rules, only candidates nominated by the board can appear in the company’s proxy statement. A shareholder could technically nominate a candidate from the floor of the annual meeting, but, since most investors vote by mail, the likelihood of succeeding is low. Although some companies’ bylaws outline procedures for shareholders to suggest possible candidates to board nominating panels, few of these individuals actually make it to the ballots as nominees. Instead,

Mgmt Rec - Company Management Recommended Vote	Page 32

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

shareholders wishing to nominate an alternative slate of candidates to run against management’s must go through an expensive and time-consuming proxy solicitation process of their own (i.e., a proxy contest). In October 2003, the SEC proposed new proxy rules to give significant, long-term shareholders greater ability to include their director nominees in management’s proxy statement. A final rule is expected in 2004. The proposal entails a two-step, two-year process. In the first year, one of two triggering events must occur, demonstrating shareholder dissatisfaction with a company’s proxy process: (1) one or more directors at a company receive withhold votes of 35 percent or more of the votes cast or (2) a shareholder proposal asking for open access, which is submitted by holders of at least one percent of the shares (owned for at least one year), is approved by a majority of the votes cast. If one of these conditions is met, then for the following two years, the company would be required to include in its proxy materials one or more board nominees proposed by holders of at least five percent of the shares (owned for at least two years). The number of shareholder nominees permitted would be dictated by the size of the board: one nominee for boards of eight or fewer directors, two nominees for boards of nine to 19 directors, and three nominees for boards having 20 or more directors. While we support the principle of having a choice of nominees in board elections, it is important to scrutinize the nomination process. According to this proposal, even if more nominees than board seats are presented to shareholders, the nomination process is still conducted by the board. By comparison, the open access initiative enables nominees designated by shareholders to participate in the election, although allowing fewer nominees. Furthermore, the process of finding qualified available candidates is difficult and costly. Under this proposal, the board would be required to identify one and a half times as many candidates as is currently necessary. With increasing demands being placed on directors in view of the Sarbanes-Oxley Act and NYSE listing standards, it may make the task of finding qualified candidates even more difficult. At this time, while we endorse the principle of having a choice in board elections, we believe the SEC’s proposed new rule regarding open access, when implemented, may better serve shareholders’ interests rather the mechanism suggested by the proponent.

	8	Limit Executive Compensation		Against	Against		ShrHoldr

We oppose this item because it could place the company at a competitive disadvantage in attempting to attract a qualified CEO.

	9	Adopt a Recapitalization Plan		Against	For		ShrHoldr

As a non-binding proposal, we support the request for the company to take steps to develop a recapitalization plan where all of the company’s outstanding stock would have one vote. In general, we believe that simplified capital structures where voting interests are proportional to economic interests are preferable to dual class structures where management owns supervoting stock.

05/05/04 - A	ConocoPhillips *COP*		20825C104			03/10/04		5,300
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director David L. Boren — For

Mgmt Rec - Company Management Recommended Vote	Page 33

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	1.2	Elect Director James E. Copeland, Jr. — For
	1.3	Elect Director Kenneth M. Duberstein — For
	1.4	Elect Director Ruth R. Harkin — For
	1.5	Elect Director William R. Rhodes — For
	1.6	Elect Director J. Stapleton Roy — For
	2	Ratify Auditors		For	For		Mgmt

	3	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 5.42 percent is within the allowable cap for this company of 6.99 percent. Additionally, this plan expressly forbids repricing.

	4	Limit Executive Compensation		Against	Against		ShrHoldr

ISS believes that the proposal is unduly restrictive. The compensation committee, which is composed entirely of independent directors, should have the flexibility to determine the compensation of its senior executives based on a number of appropriate factors, rather then relying on an arbitrary formula. As such, this item does not warrant shareholder approval.

	5	Limit Executive Compensation		Against	Against		ShrHoldr

While ISS understands the proponents’ concerns with escalating CEO pay, we believe that the proposal is unduly restrictive. The compensation committee, which is composed entirely of independent directors, should have the flexibility to determine the compensation of its senior executives based on a number of appropriate factors, rather then relying on an arbitrary formula. Furthermore, the features of this proposal would limit equity awards to time based restricted shares and set arbitrary caps on salary, bonus and severance, regardless of the company’s performance. As such, this item does not warrant shareholder approval.

	6	Report on Drilling in the Arctic National Wildlife Refuge		Against	Against		ShrHoldr

In this case, ISS notes that ConocoPhillips does not stand out amongst its peers or competitors as having significant problems with its environmental performance. Moreover, the company does provide some disclosure into its operations in Alaska and environmental policies in general. Finally, since the company does not currently have operations or plans to develop operations in the ANWR, ISS agrees with the company about the hypothetical or speculative nature of the report called for in this proposal. Therefore, ISS recommends that shareholders vote against this resolution.

11/20/03 - A	Corinthian Colleges, Inc. *COCO*		218868107			10/01/03		1,400
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Paul R. St. Pierre — Withhold

We recommend a vote FOR the directors with the exception of Paul R. St. Pierre, from whom we recommend shareholders WITHHOLD votes for failure to establish an independent nominating committee.

	1.2	Elect Director Linda Arey Skladany, Esq. — For
	2	Increase Authorized Common Stock		For	For		Mgmt

The requested increase of 40,000,000 shares is below the allowable threshold of 80,000,000 shares.

Mgmt Rec - Company Management Recommended Vote	Page 34

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	3	Approve Omnibus Stock Plan		For	For		Mgmt
	4	Ratify Auditors		For	For		Mgmt

01/09/04 - S	Countrywide Financial Corp. *CFC*		222372104			11/28/03		3,500
	1	Increase Authorized Common Stock		For	For		Mgmt

06/16/04 - A	Countrywide Financial Corp. *CFC*		222372104			04/19/04		6,999
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Henry G. Cisneros — For
	1.2	Elect Director Robert J. Donato — For
	1.3	Elect Director Michael E. Dougherty — For
	1.4	Elect Director Martin R. Melone — For
	1.5	Elect Director Harley W. Snyder — For
	2	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 10.61 percent is within the allowable cap for this company of 12.53 percent. Additionally, this plan expressly forbids repricing.

Equity grants of stock options and restricted stock to top five named executive officers is 52.20 percent of the total shares awarded in the current year. More than one quarter of the total shares granted in the current year were made to top five executives.

04/06/04 - A	Cummins, Inc. *CMI*		231021106			02/16/04		4,000
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/12/04 - A	CVS Corporation *CVS*		126650100			03/15/04		9,300
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director W. Don Cornwell — For

We recommend a vote FOR all the director nominees.

	1.2	Elect Director Thomas P. Gerrity — For
	1.3	Elect Director Stanley P. Goldstein — For
	1.4	Elect Director Marian L. Heard — For
	1.5	Elect Director William H. Joyce — For
	1.6	Elect Director Terry R. Lautenbach — For
	1.7	Elect Director Terrence Murray — For
	1.8	Elect Director Sheli Z. Rosenberg — For
	1.9	Elect Director Thomas M. Ryan — For
	2	Amend Omnibus Stock Plan		For	For		Mgmt

This proposal does not seek to authorize an increase in the number of shares available for issuance under the plan. The proposed amendment would allow non-employee directors to become eligible to receive awards under the Incentive Plan. Given that approval of this amendment would eliminate 1996 Directors Stock Plan and therefore, in the aggregate, reduce the number of shares available for stock awards without materially accelerating the depletion of awards under the Incentive Plan, ISS recommends a vote FOR this proposal.

Mgmt Rec - Company Management Recommended Vote	Page 35

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	3	Ratify Auditors		For	For		Mgmt
	4	Limit Executive Compensation		Against	Against		ShrHoldr

07/18/03 - A	Dell Inc. *DELL*		247025109			05/23/03		27,900
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Michael A. Miles — For
We recommend a vote FOR the directors.
	1.2	Elect Director Alex J. Mandl — For
	1.3	Elect Director Morton L. Topfer — For
	2	Declassify the Board of Directors		For	For		Mgmt

ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders’ interests.

	3	Change Company Name		For	For		Mgmt
	4	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

05/04/04 - A	Deluxe Corp. *DLX*		248019101			03/08/04		5,200
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Ronald E. Eilers — For
	1.2	Elect Director Charles A. Haggerty — For
	1.3	Elect Director William A. Hawkins, III — For
	1.4	Elect Director Cheryl M. McKissack — For
	1.5	Elect Director Lawrence J. Mosner — For
	1.6	Elect Director Stephen P. Nachtsheim — For
	1.7	Elect Director Mary Ann O’Dwyer — For
	1.8	Elect Director Martyn R. Redgrave — For
	1.9	Elect Director Robert C. Salipante — For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	4	Amend Omnibus Stock Plan		For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote	Page 36

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
V. Vote Recommendation The total cost of the company’s plans of 9.07 percent is within the allowable cap for this company of 10.87 percent. Additionally, this plan expressly forbids repricing.

	5	Limit Executive Compensation		Against	Against		ShrHoldr

The Compensation Committee is composed of majority independent directors and currently sets and reviews the company’s executive compensation program. We believe that the Compensation Committee should have the flexibility to determine an executive’s pay based on a number of factors, rather then have an arbitrary cap to determine executive compensation. Although we agree with the proponent that the restricted share program should utilize justifiable performance criteria, the proposed caps on restricted stock grants, severance payments, salary and bonus, would be unduly restrictive. Thus, we do not support this proposal.

06/08/04 - A	Devon Energy Corp. *DVN*		25179M103			04/09/04		6,200
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Require a Majority Vote for the Election of Directors		Against	Against		ShrHoldr

In the view of many shareholders, the current director election system simply creates self-perpetuating boards. Incumbent members select nominees to fill vacancies and decide whether to renominate themselves. Thus, shareholders effectively have no meaningful choice among candidates, and the election process becomes a mere ratification of the company’s slate of nominees. Withholding votes from a board member can serve as a shareholder communication tool to express displeasure with a given director. But because directors are typically elected by a plurality (those nominees receiving the most votes win board seats), company nominees running unopposed are reelected. Under current proxy rules, only candidates nominated by the board can appear in the company’s proxy statement. A shareholder could technically nominate a candidate from the floor of the annual meeting, but, since most investors vote by mail, floor nominations are unlikely to succeed. Although some companies’ bylaws outline procedures for shareholders to suggest possible candidates to board nominating panels, few of these individuals actually make it to the ballots as nominees. Instead, shareholders wishing to nominate an alternative slate of candidates to run against management’s must go through an expensive and time-consuming proxy solicitation process of their own (i.e., a proxy contest). In October 2003, the SEC proposed new proxy rules to give significant, long-term shareholders greater ability to include director nominees in management’s proxy statement. A final rule is expected in 2004. The proposal entails a two-step, two-year process. In the first year, one of two triggering events must occur, each of which demonstrates shareholder dissatisfaction with a company’s proxy process: (i) one or more directors at a company must receive withhold votes totaling 35 percent or more of the votes cast, or (ii) a shareholder proposal asking for open access, which is submitted by the holders of at least one percent of the shares (and owned for at least one year), must be approved by a majority of the votes cast. If one of these two conditions is met, then for the following two years, the company would be required to include in

Mgmt Rec - Company Management Recommended Vote	Page 37

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

its proxy materials one or more board nominees proposed by holders of at least five percent of the company’s shares (and owned for at least two years). In addition, the number of shareholder nominees permitted would be dictated by the size of the board as follows: one nominee for boards of eight or fewer directors, two nominees for boards of nine to 19 directors, and three nominees for boards having 20 or more directors. ISS supports the general principle that shareholders should have choice in director elections and input in the nomination process greater than they currently have under the plurality system. We believe that requiring directors to receive a majority of votes cast in an uncontested election has some merit as it promotes the accountability of directors and makes a shareholder vote on director elections a more powerful signal. However, this proposal lacks clarity on the threshold requirement — the resolution refers to majority of shares “entitled to vote” while the supporting statement refers both to “shares entitled to be voted” and “majority of votes cast.” Requiring nominees to obtain the majority of outstanding votes is a much more difficult hurdle, one which we are not at this time ready to endorse. The main concern in implementing a majority threshold requirement is that an annual board could be in effect be “decapitated” by a failure to obtain majority shareholder support. In the case of companies which have classified boards, the concerns regarding a “decapitated” board is mitigated. With staggered boards, only a minority portion of the board is up for election each year, and therefore only such minority portion may be adversely affected by the failure of that year’s nominees to obtain majority shareholder support. Irrespective of the structure of the company’s board, this proposal fails to address the implementation mechanism in the event that directors fail to garner the required majority vote. In such a case, actual removal of affected directors may not be feasible or desirable, and alternative measures may be available to indicate displeasure with the board (e.g., increased disclosure requirements for “unratified” board members). Given that: (i) the plurality voting threshold is the currently accepted standard for the election of directors of publicly-traded companies, (ii) approval of this item could disrupt board operations and the company’s financial performance in the event some or all of the director nominees do not receive majority support and do not get elected, (iii) requiring a majority vote of the outstanding shares in effect provides for a supermajority of votes cast, which would adversely affect shareholders’ ability to elect directors in a contested election, and (iv) the proposed provision may diminish the likelihood of a successful open access campaign by providing for an increased vote requirement in the election of directors, we do not at this point in time believe the proposed amendment warrants shareholder support.

05/25/04 - A	Dollar General Corp. *DG*		256669102			03/22/04		7,400
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/23/04 - A	Dominion Resources, Inc. *D*		25746U109			02/27/04		3,200
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote	Page 38

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	3	Submit Executive Compensation to Vote		Against	Against		ShrHoldr

04/21/04 - A	Doral Financial Corp. *DRL*		25811P100			03/12/04		4,800
	1	Elect Directors		For	For		Mgmt
	2	Increase Authorized Common Stock		For	For		Mgmt
	3	Increase Authorized Preferred Stock		For	Against		Mgmt
	4	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 5.38 percent is within the allowable cap for this company of 12.85 percent. Additionally, this plan expressly forbids repricing.

	5	Ratify Auditors		For	For		Mgmt

04/28/04 - A	E.I. Du Pont De Nemours & Co. *DD*		263534109			03/09/04		5,200
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Report on Executive Ties to Government		Against	Against		ShrHoldr

ISS recognizes that companies can benefit from the knowledge and expertise of former government workers. These employees may be intimately familiar with the internal processes of government procurement and decision-making. The knowledge of such employees can add real value to a company’s operations. ISS shares in the proponent’s concern for potential conflicts of interest at such companies, but in this case, the company states that it has specific policies in place to avoid such conflicts of interest. Moreover, the production of such a report annually could be costly without providing substantial benefit to shareholders. Given these factors, we see no reason to support this request.

	4	Adopt and Report on a Code of Corporate Conduct		Against	For		ShrHoldr

In the case of Dupont, the company has already committed itself to a code of conduct that upholds a number of the core ILO standards, including prohibitions on child labor, involuntary servitude/forced labor, nondiscrimination, and freedom of association ‘ although we acknowledge that the company’s existing code does not specifically reference the right to collective bargaining. However, it appears that the company’s code is in line with the codes of similar companies. Dupont has endorsed the Global Compact and supports the GRI, representing active consideration of human and labor rights issues as well as sustainable development in the communities where the company operates. Also, while the proponent has cited certain labor disputes in Dupont’s operations in the United States, ISS does not believe that these incidents show the type of systematic disregard to workplace human rights that would merit a substantial amendment to the company’s current policies. Therefore, the fact that the company already has policies in place that substantially address many of the principles outlined in the ILO conventions, and lacking evidence to suggest systematic failure to comply with these policies, we do not believe that support of this proposal is warranted at this time.

	5	Limit Executive Compensation		Against	Against		ShrHoldr

The Compensation Committee is composed entirely of independent directors and currently sets and

Mgmt Rec - Company Management Recommended Vote	Page 39

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

reviews the company’s executive compensation program. Taking into account the activities of the Compensation Committee regarding the setting and monitoring of the executive compensation, we agree with the company that the proposed report would duplicate the Compensation Committee’s ongoing work to review, evaluate, and modify the company’s executive compensation policy and programs. As such, we see no reason to support this proposal.

05/12/04 - A	Eastman Kodak Co. *EK*		277461109			03/15/04		7,200
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director William H. Hernandez — For
	1.2	Elect Director Hector de J. Ruiz — For
	1.3	Elect Director Laura D’Andrea Tyson — For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt

This proposal does not seek to authorize an increase in the number of shares available for issuance under the plan. It aims to re-approve the performance goals under the 2000 Omnibus Long-Term Compensation Plan so that the compensation paid to the company’s highest paid executives is linked to these performance goals, thereby, providing tax deductibility to the company. ISS recommends a vote FOR this proposal.

	4	Adopt Chemical Policy		Against	Against		ShrHoldr

In the case of Eastman Kodak, we note that the company has a comprehensive environmental, health and safety program and regularly reports on its environmental programs, policies and initiatives to reduce emissions of toxic chemicals through its EHS report. The company has reduced emissions in recent years and has policies to reduce the release and health impacts of toxic chemicals. While we understand the proponent’s concerns with PBTs, it is unclear whether a complete phase-out of PBTs would be feasible at this time. However, it appears that the company is taking steps to reduce toxic emissions from its operations and is committed to continuing to make reductions and to reporting on its environmental initiatives to its shareholders and the public going forward. Based on the company’s initiatives to reduce toxic emissions in recent years and the level of its current environmental reporting, we recommend that shareholders oppose this request.

	5	Prohibit Awards to Executives		Against	Against		ShrHoldr

ISS believes that an independent compensation committee needs to have flexibility in constructing compensation packages for its top managers in order to remain competitive in the marketplace. The prohibition of all future stock options, SARs and severance packages would effectively limit the company’s ability to retain and attract qualified management. This proposal is too restrictive, and does not warrant shareholder approval.

06/24/04 - A	eBay Inc. *EBAY*		278642103			04/26/04		2,400
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Philippe Bourguignon — For

We recommend a vote FOR the directors.

Mgmt Rec - Company Management Recommended Vote	Page 40

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	1.2	Elect Director Thomas J. Tierney — For
	1.3	Elect Director Margaret C. Whitman — For
	2	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 10.92 percent is within the allowable cap for this company of 12.74 percent. Additionally, this plan expressly forbids repricing.

	3	Amend Stock Option Plan		For	For		Mgmt

VI. Vote Recommendation The total cost of the company’s plans of 11.73 percent is within the allowable cap for this company of 12.74 percent. Additionally, this plan expressly forbids repricing.

	4	Increase Authorized Common Stock		For	Against		Mgmt

The requested increase of 890,000,000 shares is below the allowable threshold of 1,395,000,000 shares. However, the company stated that it could use the additional shares of common stock to oppose a hostile takeover attempt or delay or prevent changes in control or management. For instance, without further shareholder approval, the company could adopt a “poison pill” that would, under certain circumstances related to an acquisition of shares that the company did not approve, give certain holders the right to acquire additional shares of common stock at a low price. The company could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current board. Since the additional shares may be used for management entrenchment purposes, ISS recommends voting AGAINST this proposal.

	5	Ratify Auditors		For	For		Mgmt
	6	Expense Stock Options		Against	For		ShrHoldr

ISS Analysis ISS supports the general principle motivating this non-binding proposal. In the wake of financial reporting problems and excessive executive compensation at companies like Enron Corp., Worldcom Inc., and Tyco International Ltd., we agree with the growing investor consensus that companies should expense the costs associated with stock options in order to increase the accuracy of their financial statements. Since the expensing of options lowers earnings, most companies have elected not to do so. Instead, most companies have opted to disclose option values only in the footnotes to their annual reports. However, stock options have become an integral component of compensation and their value cannot be ignored and treated as “no-cost” compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse. As such, ISS recommends voting FOR the proposal.

05/07/04 - A	Ecolab, Inc. *ECL*		278865100			03/16/04		7,000
	1	Elect Directors		For	For		Mgmt
	2	Amend Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of

Mgmt Rec - Company Management Recommended Vote	Page 41

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	3	Approve Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because: (1) the number of shares being added is relatively conservative, (2) the company’s matching contribution is reasonable, and (3) there is no voting power dilution associated with the plan.

	4	Ratify Auditors		For	For		Mgmt

05/20/04 - A	Edison International *EIX*		281020107			03/22/04		9,300
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John E. Bryson — For
	1.2	Elect Director France A. Cordova — For
	1.3	Elect Director Bradford M. Freeman — For
	1.4	Elect Director Bruce Karatz — For
	1.5	Elect Director Luis G. Nogales — For
	1.6	Elect Director Ronald L. Olson — For
	1.7	Elect Director James M. Rosser — For
	1.8	Elect Director Richard T. Schlosberg, III — For
	1.9	Elect Director Robert H. Smith — For
	1.10	Elect Director Thomas C. Sutton — For
	2	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	Against		ShrHoldr

ISS Conclusion: In this case, the company’s rights plan was not approved by shareholders. However, the company has adopted a policy to seek shareholder approval if the pill were to be triggered. Also, after expiration of the current pill, the company will seek shareholder approval before adopting any new pill, or at least seek approval within a limited one-year period after implementation. We therefore conclude that the shareholder proposal does not warrant shareholder support..

04/19/04 - A	Eli Lilly and Co. *LLY*		532457108			02/13/04		5,000
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Steven C. Beering — For
We recommend a vote FOR the directors.
	1.2	Elect Director Winfried Bischoff — For
	1.3	Elect Director Franklyn G. Prendergast — For
	1.4	Elect Director Kathi P. Seifert — For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these

Mgmt Rec - Company Management Recommended Vote	Page 42

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Lincoln Variable Annuity Fund A (Seperate Acct. A)

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objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	4	Limit Executive Compensation		Against	Against		ShrHoldr

The Compensation Committee is composed entirely of independent directors and currently sets and reviews the company’s executive compensation program. We believe that the Compensation Committee should have the flexibility to determine an executive’s pay based on a number of factors, rather then have an arbitrary cap to determine executive compensation. Although we agree with the proponent that the restricted share program should utilize justifiable performance criteria and challenging performance benchmarks, the proposed caps on restricted stock grants, severance payments, salary and bonus, would be unduly restrictive. Thus, we do not support this proposal.

	5	Report on Drug Pricing		Against	Against		ShrHoldr

05/05/04 - A	EMC Corp. *EMC*		268648102			03/08/04		33,800
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 7.30 percent is within the allowable cap for this company of 12.60 percent. Additionally, this plan expressly forbids repricing.

	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Ratify Auditors		For	For		Mgmt
	5	Limit Executive Compensation		Against	Against		ShrHoldr

11/20/03 - A	Emulex Corp. *ELX*		292475209			10/01/03		9,400
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Fred B. Cox — Withhold

We recommend a vote FOR the directors with the exception of Fred B. Cox. We recommend that shareholders WITHHOLD votes from Fred B. Cox for standing as an affiliated outsider on the Compensation Committee and for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Michael P. Downey — For
	1.3	Elect Director Bruce C. Edwards — For
	1.4	Elect Director Paul F. Folino — For
	1.5	Elect Director Robert H. Goon — For
	1.6	Elect Director Don M. Lyle — For
	2	Approve Option Exchange Program		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt

01/26/04 - A	Energizer Holdings, Inc. *ENR*		29266R108			11/21/03		4,500
	1	Elect Directors		For	For		Mgmt

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Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/19/04 - A	Equity Office Properties Trust *EOP*		294741103			03/12/04		9,500
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/28/04 - A	Equity Residential *EQR*		29476L107			03/29/04		4,500
	1	Elect Directors		For	For		Mgmt
	2	Amend Articles/Bylaws/Charter to Remove Antitakeover Provision(s)		For	For		Mgmt

ISS Conclusion: Because the amendment removes a potential antitakeover device, we recommend that shareholders support the proposal.

	3	Ratify Auditors		For	For		Mgmt

04/27/04 - A	Exelon Corp. *EXC*		30161N101			03/01/04		3,600
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Nicholas DeBenedictis — For
We recommend a vote FOR the directors.
	1.2	Elect Director G. Fred Dibona, Jr. — For
	1.3	Elect Director Sue L. Gin — For
We recommend a vote FOR the directors.
	1.4	Elect Director Edgar D. Jannotta — For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

05/26/04 - A	Exxon Mobil Corp. *XOM*		30231G102			04/05/04		38,300
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Michael J. Boskin — For

We recommend a vote FOR the directors.

	1.2	Elect Director James R. Houghton — For
	1.3	Elect Director William R. Howell — For
	1.4	Elect Director Reatha Clark King — For
	1.5	Elect Director Philip E. Lippincott — For
	1.6	Elect Director Harry J. Longwell — For
	1.7	Elect Director Henry A. McKinnell, Jr. — For
	1.8	Elect Director Marilyn Carlson Nelson — For
	1.9	Elect Director Lee R. Raymond — For
	1.10	Elect Director Walter V. Shipley — For
	1.11	Elect Director Rex W. Tillerson — For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Non-Employee Director Restricted Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 3.64 percent is within the allowable cap for this company of 5.32 percent.

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Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	4	Affirm Political Nonpartisanship		Against	Against		ShrHoldr

Since it appears that the company has already addressed this issue through its own internal policies and observance of federal law, we do not believe that support of this proposal is necessary.

	5	Report on Political Contributions/Activities		Against	Against		ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company’s adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. As previously noted, in the case of Exxon Mobil, the company complies with federal, state and local laws regarding contributions to political candidates or organizations as well as those laws that apply to similar contributions in Canada. Further, the scope of the reports requested in this proposal may not be substantially different from information currently available through public sources. As such, it does not appear that preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of shareholder funds.

	6	Report on Equatorial Guinea		Against	Against		ShrHoldr

In this case, the proposal asks for detailed disclosure on Exxon Mobil’s operations in Equatorial Guinea as well as a public response to allegations made by a nationally aired television program. While ISS advocates transparency into company operations that increases shareholder understanding of the risks and opportunities placed on the company, the benefit of such disclosures must be considered as a factor of cost and burden on the company as well as the potential benefit that can be derived by shareholders from the information. Exxon Mobil discusses information in some detail in press releases, corporate reports, and other sections of the company’s website. The discussion of this topic includes information explaining the royalties and tax payments that are made to Equatorial Guinea, financial support for social programs in that company, and the general logic behind the structure of the company’s Production Sharing Contract with the government. While these disclosures do not directly respond to each aspect of the proposal, we do believe that they substantially address the issue at hand, providing shareholders with adequate information to assess the risks related to the company’s operations in Equatorial Guinea and the company’s policies and procedures in place to mitigate such risks. As such we do not recommend shareholder support for this resolution.

	7	Separate Chairman and CEO Positions		Against	For		ShrHoldr

ExxonMobil has the following governance structure in place: executive sessions of its non-employee directors currently chaired by the chair of the Compensation Committee or the Board Affairs Committee; a board composed of two-thirds independent directors; all-independent key committees; review of CEO performance by the independent directors at board and committee meetings and during executive sessions, which consists solely of independent directors; and established governance guidelines. The chair of the Board Affairs Committee and the chair of the Compensation Committee preside at the executive

Mgmt Rec - Company Management Recommended Vote	Page 45

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Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

sessions on an alternating basis, depending on the agenda. The chair of the Board Affairs Committee presides over sessions discussing corporate governance and the chair of the Compensation Committee presides over sessions regarding performance evaluation and compensation of the CEO and CEO succession planning. However, the company does not have a designated lead director with more expansive duties than those set out for the committee chairman (such as approving the board’s agenda; ensuring the flow of information to the outside directors and shareholders; and board evaluation). As noted above, ISS refrains from making a vote recommendation on this agenda item.

	8	Prohibit Awards to Executives		Against	Against		ShrHoldr

For its long term compensation, ExxonMobil switched from options to restricted stock two years ago, as the board believes restricted stock to be more effective in retaining employees and in meeting shareholder expectations. For senior executives, the restricted stock carries rigorous vesting requirements: 50 percent vesting over five years and the remaining over another five. In this case, the proposal requests a total ban on rights, options, SARs and severance payments and is therefore unduly restrictive.

	9	Report on Stock Option Distribution by Race and Gender		Against	Against		ShrHoldr

Given the scope of the proposal, the company’s current compensation practices, and the company’s apparent commitment to and disclosure of racial and gender diversity, we do not believe that shareholder support of the requested report is warranted.

	10	Amend EEO Statement to Include Reference to Sexual Orientation		Against	For		ShrHoldr

ISS generally believes that companies should have policies in place to prevent workplace discrimination, as instances of discrimination can be costly to companies in the form of high turnover, fines, and litigation. Workplace discrimination can result in real costs to corporations, and therefore can impact shareholder value. Studies have indicated that workforce diversity strategies can have a positive impact on company performance through enhanced corporate performance, reduced turnover, increased job satisfaction and employee morale, decreased vulnerability to legal challenges, and enhanced reputation. In light of potential costs and legal implications arising from discrimination, the high number of companies with policies referencing sexual orientation, and the low costs involved in amending EEO policies, ISS believes that requests to amend EEO policies to specifically reference sexual orientation are generally supportable, unless a company can demonstrate that the change would result in significant costs to the company. In this case, we note that the company has had substantial controversy surrounding its adoption of its current EEO policy over the policies of its predecessor, Mobil. Exxon Mobil does have existing programs and policies that demonstrate the company’s stance on discrimination on the basis of sexual orientation, but those policies have failed to alleviate the negative publicity and controversy surrounding this issue. Furthermore, the company has not identified any resulting costs to the company of including such a reference in its EEO policy. A significant number of the company’s peers do include such language in their EEO statements. By not referencing sexual orientation in the post-merger company’s EEO

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statement, it appears that the company has created unnecessary controversy. While we recognize that the company has gone to great lengths to discuss its existing prohibition on discrimination on the basis of sexual orientation in certain company publications, it would appear that the enduring controversy could be easily resolved by adding that language back into its EEO statement. Given the fact that company’s competitors reference sexual orientation discrimination in their EEO statements and the fact that Mobil did explicitly bar this type of discrimination in its EEO statement prior to the merger with Exxon, we believe that the company should amend its EEO to explicitly prohibit discrimination based on sexual orientation.

	11	Report on Climate Change Research		Against	Against		ShrHoldr

Therefore, based on the broad scope of the proposal and the associated practical considerations of publishing this information, recent improvements in disclosure made by the company, and our concerns regarding the value that the requested information would provide to shareholders, we do not recommend support for this resolution.

01/08/04 - A	Factset Research Systems, Inc. *FDS*		303075105			11/07/03		3,200
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/21/04 - A	Federated Department Stores, Inc. *FD*		31410H101			04/02/04		4,900
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Sara Levinson — Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from Karl M. von der Heyden, Joseph A. Pichler, Joseph Neubauer, and Sara Levinson for failure to implement the proposal to declassify the company’s board.

	1.2	Elect Director Joseph Neubauer — Withhold
	1.3	Elect Director Joseph A. Pichler — Withhold
	1.4	Elect Director Karl M. von der Heyden — Withhold
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 7.62 percent is within the allowable cap for this company of 8.39 percent. Additionally, this plan expressly forbids repricing.

	4	Declassify the Board of Directors		Against	For		ShrHoldr

09/29/03 - A	FedEx Corporation *FDX*		31428X106			08/04/03		1,500
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director August A. Busch IV — For

We recommend a vote FOR the directors with the exception of George J. Mitchell. We recommend that shareholders WITHHOLD votes from George J. Mitchell for standing as an affiliated outsider on the Compensation and Nominating Committees.

Mgmt Rec - Company Management Recommended Vote	Page 47

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	1.2	Elect Director John A. Edwardson — For
	1.3	Elect Director George J. Mitchell — Withhold
	1.4	Elect Director Joshua I. Smith — For
	2	Approve Omnibus Stock Plan		For	For		Mgmt

Vote Recommendation The total cost of the company’s plans of 4.26 percent is within the allowable cap for this company of 6.50 percent. Additionally, this plan expressly forbids repricing.

	3	Ratify Auditors		For	For		Mgmt
Shareholder Proposal
	4	Declassify the Board of Directors		Against	For		ShrHoldr

10/28/03 - S	First Data Corp. *FDC*		319963104			09/08/03		9,600
	1	Approve Merger Agreement		For	For		Mgmt

Conclusion: The deal has a strong strategic rationale: the combined company would have a dominant position in the debit card market and is expected to generate annual synergies of $230 million by 2005. The premium paid for Concord is still below Concord’s valuation with synergies according to the advisors’ opinion and the deal is expected to be accretive in 2005. We recommend in favor of the transaction.

04/20/04 - A	First Horizon National Corp *FHN*		337162101			02/27/04		5,400
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert C. Blattberg — For

We recommend a vote FOR the directors with the exception of affiliated outsider Luke Yancy III. We recommend that shareholders WITHHOLD votes from Luke Yancy III for standing as an affiliated outsider on the Audit Committee.

	1.2	Elect Director J. Kenneth Glass — For
	1.3	Elect Director Michael D. Rose — For
	1.4	Elect Director Luke Yancy III — Withhold
	1.5	Elect Director Mary F. Sammons — For
	2	Change Company Name		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation We commend the company for expressly forbidding the repricing of stock options under the plan. However, the total cost of the company’s plans of 8.11 percent is below the allowable cap for this company of 8.61 percent.

	4	Ratify Auditors		For	For		Mgmt

03/17/04 - S	FleetBoston Financial Corp.		339030108			01/26/04		8,100
	1	Approve Merger Agreement		For	For		Mgmt
	2	Adjourn Meeting		For	Against		Mgmt

Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

05/13/04 - A	Ford Motor Company *F*		345370860			03/17/04		5,700
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director John R. H. Bond — Withhold

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Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

We recommend a vote FOR the directors with the exception of affiliated outsiders John R. H. Bond and Robert E. Rubin. We recommend that shareholders WITHHOLD votes from John R. H. Bond and Robert E. Rubin for standing as affiliated outsiders on the Compensation and Nominating committees.

	1.2	Elect Director Stephen G. Butler — For
	1.3	Elect Director Kimberly A. Casiano — For
	1.4	Elect Director Edsel B. Ford II — For
	1.5	Elect Director William Clay Ford — For
	1.6	Elect Director William Clay Ford, Jr. — For
	1.7	Elect Director Irvine O. Hockaday, Jr. — For
	1.8	Elect Director Marie-Josee Kravis — For
	1.9	Elect Director Richard A. Manoogian — For
	1.10	Elect Director Ellen R. Marram — For
	1.11	Elect Director Homer A. Neal — For
	1.12	Elect Director Jorma Ollila — For
	1.13	Elect Director Carl E. Reichardt — For
	1.14	Elect Director Robert E. Rubin — Withhold
	1.15	Elect Director Nicholas V. Scheele — For
	1.16	Elect Director John L. Thornton — For
	2	Ratify Auditors		For	For		Mgmt
	3	Increase Disclosure of Executive Compensation		Against	Against		ShrHoldr

We agree with management that the current requirements for disclosure of executive compensation are adequate and fair. We do not believe that shareholders would receive any meaningful benefit from this additional disclosure requirement. As such, we recommend a vote AGAINST.

	4	Establish Other Board Committee		Against	For		ShrHoldr

Although we have reservations about the fact that the proposal neither sets a limit on the proposed committee’s duration nor stipulates the committee’s specific plan of action, we agree with the proponent’s basic position. ISS, in fact, recommended that shareholders vote against the proposed Ford recapitalization plan in July 2000 because, among other reasons, it was fundamentally at odds with the one-share, one-vote principle, which constitutes perhaps the single most important tenet of corporate governance. The Ford family has three seats on the board, which is disproportionate to its equity stake. We believe that the Ford family’s substantial voting control of the company is sufficient enough to point out the need for an independent committee to evaluate conflicts of interest between family shareholders and nonfamily shareholders. Ford’s board formed a committee in December 2002 to review Mr. Ford’s acquisition of shares in Goldman Sachs Group, Inc.’s 1999 IPO. The committee, composed of directors Ellen R. Marram, Irvine O. Hockaday Jr., Homer A. Neal, Richard A. Manoogian and Marie-Josee Kravis, all independent directors according to ISS, was mandated to review the stock purchase in response to a shareholder demand. The shareholder, Roger Berger, requested that Mr. Ford sell the Goldman Sachs shares to the company at the original price because Ford is a longstanding client of

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Lincoln Variable Annuity Fund A (Seperate Acct. A)

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Goldman’s, and not Mr. Ford himself. The committee rejected the shareholder demand and subsequently the full board accepted the committee’s recommendation in February 2003. In February, Ford Motor Co. chairman and CEO William Clay Ford Jr. announced he would sell 400,000 shares of Goldman Sachs Group Inc. and that he would donate profits then estimated at $4.7 million to charity. The committee established in December 2002 only reviewed the shareholder demand regarding the proceeds from the IPO allocation, and did not evaluate other potential conflicts of interest between family shareholders and non-family shareholders. Due to Ford family’s substantial voting control of the company, potential conflict of interests may arise in the future. The committee suggested by the proponent may serve as a mechanism to ensure that common shareholders are treated fairly vis-a-vis Ford family shareholders, should such a conflict of interest arise. In light of our concerns with the IPO allocation and the recapitalization plan, we support this nonbinding proposal.

	5	Prohibit Awards to Executives		Against	Against		ShrHoldr

ISS believes that top five compensation should be linked to the company’s performance. If the company has met or exceeded the target performance level, executives should be remunerated for their efforts. Although we agree with the principle of pay-for-performance in setting executive pay, we believe that the cessation of all rights, options, SARs, and possible severance payments to top five management: (1) does not resolve potential disconnects between pay and performance and (2) would be unduly restrictive with respect to the company’s compensation strategies. As such, we recommend a vote AGAINST.

	6	Amend By Laws Relating to Board Independence		Against	Against		ShrHoldr

An independent board is one way to assure that shareholder interests will be adequately represented by a board that is independent of management and that does not have an interest in the company that differs from the interests of other shareholders. According to ISS director classifications, nine of the 16 directors are independent. Although we would prefer a two-thirds independent board, we believe that the proponent’s request would limit the flexibility of the company without ensuring the maintenance of a majority independent board. We note that, according to ISS director classifications, there are four affiliated outside directors on the board. We believe that the proposed amendment is not in shareholders’ best interest as it: (1) would not ensure board independence by not addressing the presence of affiliated outside directors on the board and (2) would limit the company’s flexibility with regard to board composition. As such, we recommend a vote AGAINST.

	7	Report on Greenhouse Gas Emissions		Against	Against		ShrHoldr

When reviewing requests for reports on greenhouse gas emissions or climate change policies, ISS evaluates whether adoption of the proposal would have either a positive or negative impact on short-term or long-term shareholder value. We also examine the structure of the proposal and the company’s current level of disclosure. ISS also looks at the company’s record on greenhouse gas emissions and other established environmental polices. Finally, we consider the company’s response

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Lincoln Variable Annuity Fund A (Seperate Acct. A)

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and the degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing. In the case of Ford, we recognize that the company appears committed to reporting on environmental issues that impact the company, including emissions information. The company has set targets for emissions reductions for its facilities, and is in the process of developing advanced technology vehicles that will further improve fuel economy. We encourage the company to continue with its efforts to improve disclosure on these initiatives. With regard to this proposal, we note that the proposal asks the company to report on the greenhouse gas emissions from its products both historically and in projections. The company currently reports on the emissions rate of its U.S. facilities and vehicle fleets, and the emissions of its vehicle products as a whole, but does not report on the per vehicle or brand-specific emissions of its products. The proposal also asks how the company can significantly reduce its emissions by 2013 and 2023. ISS believes that requiring the company to report on efficiencies by such dates may not be in the best interests of the company, as such dates may restrict the company in its reporting and not reveal substantive information about the company’s progress towards producing low emissions vehicles and their inclusion in the company’s overall fleet of vehicles. The proponents also request a discussion of the company’s approach to regulatory scenarios in the near and long-term future. While we understand the proponents’ concern with the role that public policy plays in this regard, we do not believe that a potentially speculative discussion by the company on various responses to certain forecasted scenarios would benefit the company or its shareholders. We further note that the company’s existing reporting does discuss the company’s position on greenhouse gas emissions and its efforts to reduce them and outlines its efforts to move towards including more advanced technology vehicles in its fleet. Moreover, Ford discloses certain detailed environmental information through its membership in industry specific organizations, public filings, the company website, and a comprehensive sustainability report based on GRI guidelines. As a result, further reporting in the nature requested by the proponents would not appear to benefit shareholder value. As the company’s current reporting addresses emissions information, including company efforts to incorporate advanced emissions reducing technology into the company’s fleet of vehicles, we do not believe that the preparation of an additional report is warranted at this time.

08/11/03 - A	Forest Laboratories, Inc. *FRX*		345838106			06/20/03		2,800
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Howard Solomon — Withhold

We recommend a vote FOR the directors with the exceptions of Phillip M. Satow, Kenneth E. Goodman, and Howard Solomon. We recommend that shareholders WITHHOLD votes from Phillip M. Satow for standing as an affiliated outsider on the Audit Committee and Phillip M. Satow, Kenneth E. Goodman, and Howard Solomon for failure to establish an independent nominating committee.

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Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	1.2	Elect Director William J. Candee, III — For
	1.3	Elect Director George S. Cohan — For
	1.4	Elect Director Dan L. Goldwasser — For
	1.5	Elect Director Lester B. Salans, M.D. — For
	1.6	Elect Director Kenneth E. Goodman — Withhold
	1.7	Elect Director Phillip M. Satow — Withhold
	2	Increase Authorized Common Stock		For	Against		Mgmt
	3	Ratify Auditors		For	For		Mgmt

04/27/04 - A	Fortune Brands, Inc. *FO*		349631101			02/27/04		3,900
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Anne M. Tatlock — Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from independent outsiders Peter M. Wilson and Anne M. Tatlock and insider Norman H. Wesley for failure to implement the proposal to submit the company’s shareholder rights plan to a shareholder vote.

	1.2	Elect Director Norman H. Wesley — Withhold
	1.3	Elect Director Peter M. Wilson — Withhold
	2	Ratify Auditors		For	For		Mgmt
	3	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr

Although the company’s rights plan contains a TIDE provision, the pill was not approved by shareholders nor does it embody the above features that ISS recommends. We therefore agree with the proponent that the current pill should be put to a shareholder vote or redeemed, and that any future pill be put to a shareholder vote.

06/01/04 - A	Foundry Networks, Inc. *FDRY*		35063R100			04/09/04		3,400
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Bobby R. Johnson, Jr. — For

We recommend a vote FOR the directors with the exception of independent outsider J. Steven Young. We recommend that shareholders WITHHOLD votes from J. Steven Young for poor attendance.

	1.2	Elect Director Andrew K. Ludwick — For
	1.3	Elect Director Alfred J. Amoroso — For
	1.4	Elect Director C. Nicholas Keating, Jr. — For
	1.5	Elect Director J. Steven Young — Withhold
	1.6	Elect Director Alan L. Earhart — For
	2	Ratify Auditors		For	For		Mgmt

03/31/04 - A	Freddie Mac *FRE*		313400301			02/20/04		9,600
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Joan E. Donoghue — For

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Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
We recommend a vote FOR the directors.

	1.2	Elect Director Michelle Engler — For
	1.3	Elect Director Richard Karl Goeltz — For
	1.4	Elect Director George D. Gould — For
	1.5	Elect Director Henry Kaufman — For
	1.6	Elect Director John B. Mccoy — For
	1.7	Elect Director Shaun F. O’Malley — For
	1.8	Elect Director Ronald F. Poe — For
	1.9	Elect Director Stephen A. Ross — For
	1.10	Elect Director Donald J. Schuenke — For
	1.11	Elect Director Christina Seix — For
	1.12	Elect Director Richard F. Syron — For
	1.13	Elect Director William J. Turner — For
	2	Ratify Auditors		For	For		Mgmt

05/06/04 - A	Freeport-McMoRan Copper & Gold Inc. *FCX*		35671D857			03/12/04		4,200
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert J. Allison, Jr. — For

We recommend a vote FOR the directors with the exception of R. Leigh Clifford. We recommend that shareholders WITHHOLD votes from R. Leigh Clifford for poor attendance.

	1.2	Elect Director R. Leigh Clifford — Withhold
	1.3	Elect Director James R. Moffett — For
	1.4	Elect Director B. M. Rankin, Jr. — For
	1.5	Elect Director J. Taylor Wharton — For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Non-Employee Director Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 5.38 percent is within the allowable cap for this company of 7.35 percent. Additionally, this plan expressly forbids repricing.

	4	Halt Payments to Indonesian Military		Against	Against		ShrHoldr

04/16/04 -WC	Genentech, Inc. *DNA*		368710406			02/17/04		1,700
	1	Amend Articles/Bylaws/Charter-Non-Routine		For	For		Mgmt

In this situation, a board seat is being added in ensure Roche’s proportional representation without losing any independent directors. The bylaw amendment will also give Genentech the ability to increase the board size. While we prefer that boards only be able to set the board size within a designated range, it is the company’s intention to add another independent director to serve as the Audit Committee financial expert. Additional independent directors may bring new insight and experience to the company’s operations. The requested bylaw amendment appears to be reasonable and there is no evidence suggesting that the proposal is an attempt to entrench current management.

	2	Elect Directors		For	Split		Mgmt
	2.1	Elect Director Herbert W. Boyer — Withhold

We recommend a vote FOR the directors with the

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Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

exceptions of insiders Jonathan K.C. Knowles, Arthur D. Levinson, William M. Burns, Erich Hunziker and affiliated outsider Herbert W. Boyer. We recommend that shareholders WITHHOLD votes from Jonathan K.C. Knowles for standing as an insider on the Compensation and Nominating committees and for failure to establish a majority independent board and from Herbert W. Boyer for standing as an affiliated outsider on the Audit, Compensation, and Nominating committees and for failure to establish a majority independent board. Lastly, we recommend that shareholders WITHHOLD votes from Arthur D. Levinson, William M. Burns and Erich Hunziker for failure to establish a majority independent board.

	2.2	Elect Director Arthur D. Levinson — Withhold
	2.3	Elect Director Mark Richmond — For
	2.4	Elect Director Charles A. Sanders — For
	2.5	Elect Director William M. Burns — Withhold
	2.6	Elect Director Erich Hunziker — Withhold
	2.7	Elect Director Jonathan K.C. Knowles — Withhold
	3	Elect Director M. Burns		For	Withhold		Mgmt
	4	Elect Director Erich Hunziker		For	Withhold		Mgmt
	5	Elect Director Jonathan K.C. Knowles		For	Withhold		Mgmt
	6	Increase Authorized Common Stock		For	For		Mgmt

The requested increase of 1,800,000,000 shares equals the allowable threshold of 1,800,000,000 shares.

	7	Approve Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 12.19 percent is above the allowable cap for this company of 8.53 percent.

	8	Ratify Auditors		For	For		Mgmt

04/28/04 - A	General Electric Co. *GE*		369604103			03/01/04		74,900
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director James I. Cash, Jr. — For

We recommend a vote FOR the directors with the exception of Claudio X. Gonzalez. We recommend that shareholders WITHHOLD votes from Claudio X. Gonzalez for sitting on more than six boards.

	1.2	Elect Director Dennis D. Dammerman — For
	1.3	Elect Director Ann M. Fudge — For
	1.4	Elect Director Claudio X. Gonzalez — Withhold
	1.5	Elect Director Jeffrey R. Immelt — For
	1.6	Elect Director Andrea Jung — For
	1.7	Elect Director Alan G. Lafley — For
	1.8	Elect Director Kenneth G. Langone — For
	1.9	Elect Director Ralph S. Larsen — For
	1.10	Elect Director Rochelle B. Lazarus — For
	1.11	Elect Director Sam Nunn — For
	1.12	Elect Director Roger S. Penske — For
	1.13	Elect Director Robert J. Swieringa — For
	1.14	Elect Director Douglas A. Warner III — For

Mgmt Rec - Company Management Recommended Vote	Page 54

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Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	1.15	Elect Director Robert C. Wright — For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt

We support the addition of revenue growth rate to the pool of performance measures applicable to long-term performance awards. We also applaud the company’s decision to shift a substantial portion of its executive grants to restricted stock units and performance based awards. Such practice should reduce dilution and provide effective incentives for superior performers who remain with the company during periods of stock market fluctuations in which stock options may have no realizable value. In addition, restricted stock units and long-term performance awards more closely align executives’ interests with investors’ long term interests as these awards are paid out only to executives who remain with the company for extended periods.

	4	Provide for Cumulative Voting		Against	Against		ShrHoldr

In the case of General Electric, the company has an annually-elected board comprising a majority of independent directors; its Nominating and Corporate Governance Committee consists of only independent directors; the company grants shareholders confidential voting and the right to call a special meeting; the board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders; the company has a published statement of corporate governance guidelines, including a description of the process by which a shareholder may submit a director nominee; and the company does not have either a dual-class structure or dead-hand poison pill. GE outperformed the S&P 500 Index but underperformed the S&P 500 Industrials Index for one-year shareholder returns. However, GE underperformed these indexes for three-year shareholder returns. For five-year shareholder returns, GE outperformed the S&P 500 Index but underperformed the S&P 500 Industrials Index. In this case, the company meets our corporate governance criteria. Although the company does not fully meet the performance criteria, the company has taken significant steps to improve its corporate governance provisions, especially relating to board reforms and shareholder friendly compensation strategies for officers and directors (see Items 3 and 16). Given that the company: (1) meets our corporate governance criteria and (2) has voluntarily taken steps to improve its corporate governance through policy changes regarding board structure, composition, and responsibilities and executive and director compensation, the proposal does not warrant shareholder support.

	5	Eliminate Animal Testing		Against	Against		ShrHoldr

When evaluating proposals on animal testing policies, ISS considers the nature of the product and the degree to which live animal testing is necessary or federally mandated. Additionally, we look at the feasibility and availability of alternative methods. Finally, ISS will evaluate industry practices to determine if animal testing is common at competitors and peer companies in similar circumstances. In this case, GE has developed a policy that calls for utilizing live animal testing to the least extent possible, provided it complies with regulation and does not effect the analysis of treatment effectiveness or employee and consumer safety. Additionally, in some cases alternative methods of

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testing may be not feasible or fail to meet criteria established by the government. As such, ISS does not recommend shareholder support for the resolution at this time.

	6	Report on Nuclear Fuel Storage Risks		Against	Against		ShrHoldr

When considering proposals that request a risk assessment and adoption of new policies regarding the company’s nuclear operations, ISS takes into account several factors, including the regulatory framework that the company’s operations are subject to and the company’s existing disclosure on security and waste management policies and procedures. While the proponents’ concerns with the company’s on-site storage of nuclear waste is understandable given the state of current events, we note that the nuclear power industry is heavily regulated by the NRC and subject to restrictions and policies introduced by the Office of Homeland Security. In 2002, the NRC completed a comprehensive review of its requirements for nuclear power plants, including the storage of nuclear waste and materials and, as a result, issued new required security measures. In this case, GE operates a spent fuel storage depository; however, the main focus of this resolution is directed at the company’s design, manufacturing, and sales of reactors. Based on the tight regulation of the nuclear power industry by the NRC and the fact that GE’s operations in the nuclear power industry are primarily in equipment design, sales, and service; not facility operations, we do not believe that this report would provide enough meaningful information to shareholders to justify the time and assets necessary to prepare this report.

	7	Report on PCB Clean-up		Against	Against		ShrHoldr
	8	Report on Foreign Outsourcing		Against	Against		ShrHoldr

ISS generally supports proposals that call for increased disclosure on matters of importance to shareholders. Such transparency can assist shareholders in better evaluating the business risks associated with their investment. However, the benefits derived from this disclosure must be weighed against the cost and burden of preparing the information and the potential impacts that the disclosure may have on company strategy or operations. When evaluating proposals to review and report on outsourcing or off-shoring, ISS looks at the nature and scope of operations that a company is opting to outsource as well as potential risks and benefits associated with such a policy. Additionally, we consider industry norms with regards to the type and number of positions that are outsourced. Finally, we consider the degree to which publishing a detailed report on company outsourcing policies may provide strategic insight to competitors while not disclosing substantial, useful information to shareholders. In this case we note that GE does outsource some service and technical positions to foreign markets where the company has determined that cost savings would ultimately benefit the company and increase shareholder value. Further we note that several of the company’s peers and competitors have outsourced similar jobs. Additionally, detailed disclosure on the company’s policies regarding job outsourcing may not provide benefits to shareholders commensurate with the cost of preparing this report. As such, we do not recommend support for the proposal at this time.

	9	Prepare Sustainability Report		Against	Against		ShrHoldr

ISS generally supports proposals that seek additional disclosure, as shareholders should be provided with

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Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

sufficient information in key business areas to fully assess the risks associated with their investment. When evaluating resolutions calling for a sustainability report, ISS reviews the current reporting policies of the company as they relate to sustainability issues. Specifically, we examine the existence and substance of an EHS or similar report, code of corporate conduct, and diversity or equal opportunity data, or a consolidated sustainability report based on a widely accepted standard such as the GRI. In this case, ISS notes that GE currently has significant discussion of many sustainability issues on the company website. This disclosure includes an EHS report, diversity information, the GE Integrity Policy, and information on community involvement and philanthropic initiatives. Moreover, the company has committed to publishing a consolidated report on issues regarding environmental performance, social initiatives, economic achievement, and corporate citizenship in 2004. Therefore, while we will continue to monitor the scope and level of disclosure at GE, we believe that the company has substantially addressed many of the issues noted by the proponent. As such, we do not recommend support for the proposal at this time.

	10	Limit Composition of Management Development and Compensation Committee to Independent Directors		Against	Against		ShrHoldr

Given that: (1) the company already has a policy in place requiring that all key board committee members be independent and (2) the company’s Management Development and Compensation Committee is currently fully independent by NYSE, Council of Institutional Investors, and ISS definitions, we do not believe this item warrants shareholder support.

	11	Report on Pay Disparity		Against	Against		ShrHoldr

In the case of this proposal, we note that the proponent is specifically asking for a comparison of the compensation of the company’s top executives with that of its lowest compensated workers on a nationwide basis and a report on any recommendations regarding changing the current level of executive pay. Though the disparity between the pay levels of entry-level and executive employees has undoubtedly grown at many U.S. companies over the past few decades, we note that it is unlikely that the requested report would produce a meaningful gauge for shareholders of whether GE’s compensation policies and pay levels are appropriate and effective for employees at the senior executive level. While we understand the proponent’s concerns with escalating CEO pay, we note that GE’s compensation committee is composed entirely of independent directors. Based on our concerns regarding the utility of the proposed report and the independence of the company’s compensation committee, we do not believe that preparation of the requested report would yield meaningful information to shareholders regarding the efficacy of the company’s executive compensation policies and practices.

	12	Limit Awards to Executives		Against	Against		ShrHoldr

In light of the recent measures taken by the company to make its executive and director equity compensation practices more shareholder friendly (see Items 3 and 16), we believe that the proponent’s request of a cessation of all executive stock option programs and bonus programs is unreasonable.

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Vote Summary Report

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Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	13	Limit Board Service for Other Companies		Against	For		ShrHoldr

In view of the increased demands placed on board members, directors who are overextended may be jeopardizing their ability to serve as effective representatives of shareholders. Even if a person were retired and devoted himself full time to directorships, based on a full-time work schedule (1,920 hours per year) and the estimated hours of board service (300 per year), an individual could not reasonably be expected to serve on more than six boards. In view of this, ISS recommends that shareholders withhold votes from directors who sit on more than six public company boards. Service on boards of subsidiary companies, private companies, or non-profit organizations will be excluded. If a director sits on several mutual fund boards within the same fund family, it will count as one board. We note that the company’s policy is substantially similar to the proponent’s request. With regard to fully retired directors, the proponent is requesting that board service be limited to a total of five directorships. Although the company’s policy does not address whether a director is retired or not, it also allows for a total of five directorships as long as the director in question does not serve as a CEO or in an equivalent position. The proponent is also requesting that board service for the company’s non-retired directors be limited to a total of three directorships while the company places a three board limit on directors who serve as CEOs or in equivalent positions. Thus, one of the differences between the proponent’s request and the company’s policy lies in the treatment of non-retired directors. In the case of non-retired directors, the proponent advocates a total of three directorships while the company currently provides for a limit of five directorships, making the proponent’s request slightly more stringent than the company’s current policy. Another significant difference between the proponent’s request and the company’s policy lies in the enforcement mechanisms. While the company may bypass the aforementioned limits with respect to current directors, the proponent’s request would not give the company such leeway. In fact, it would require an advisory shareholder vote in the event the proposed policy is discontinued or materially changed. Although the company maintains a policy regarding overboarded directors, the policy permits the maintenance of current directors who exceed these limits if the board determines that such director’s service on the board would not be impaired. In fact, the company has already made an exception with regard to director Claudio Gonzalez, who sits on over six other public company boards. The proponent’s request would not allow the company to bypass or alter these limits without shareholder approval. Therefore, we believe that the proponent’s request represents a preferable policy framework from a shareholder’s perspective. As such, we believe this item warrants shareholder support.

	14	Separate Chairman and CEO Positions		Against	Against		ShrHoldr

We believe that the company’s governance structure provides a satisfactory balance to a unified chairman and CEO / president position.

	15	Hire Advisor/Maximize Shareholder Value		Against	Against		ShrHoldr

GE outperformed the S&P 500 Index but underperformed the S&P 500 Industrials Index for one-year shareholder returns. However, GE

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Lincoln Variable Annuity Fund A (Seperate Acct. A)

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underperformed these indexes for three-year shareholder returns. For five-year shareholder returns, GE outperformed the S&P 500 Index but underperformed the S&P 500 Industrials Index. In the absence of other indicators that would suggest: (1) the company is in a period of poor or sluggish performance with no turnaround in sight and (2) the board is entrenched, we believe that many of the company’s long-term shareholders would suffer if the company was put into play and sold out at a relatively depressed price. Given that the company regularly reviews its businesses in terms of their global competitiveness, and makes adjustments when warranted in order to maximize long-term value for shareholders, we do not believe it should be required to engage the services of an investment bank to explore the sale of the company at this time. As such, this item does not warrant shareholder support.

	16	Adopt a Retention Ratio for Executives and Directors		Against	Against		ShrHoldr

ISS has long advocated director and executive stock ownership as a mechanism of aligning executive and shareholder interests. An alternative approach is the use of a retention ratio or holding period. Such guidelines require executives to hold a percentage of the shares they receive from stock option exercise or other equity awards (net of income taxes owed) either for a specified period of time (a holding period) or for their full term of employment with the company (a retention ratio). Unlike traditional stock ownership requirements, holding periods and retention ratios provide for continuous stock accumulation by executives, irrespective of the value of their share holdings, while minimizing the possibility of abusive short-term profiteering through inside information. A disadvantage, however, is that stock retention policies—particularly if applied for full tenure—could lead to higher executive turnover if executives can only take their wealth out of the firm by leaving. While it is important to encourage executive stock ownership, shareholders must be mindful that it can be accomplished in a number of ways. Therefore, shareholder proposals asking companies to adopt retention ratios for their executives should be evaluated on a case-by-case basis. Targeted companies may already have some type of stock ownership requirement, holding period, retention ratio, or combination, which should be reviewed for stringency. A rigorous stock ownership guideline, for example, should go beyond the standard 5x salary for CEOs, with the multiple declining for other executives. It is also important to consider how easily the stock ownership threshold can be met. Equity awards should not be included in the stock ownership calculation for this purpose. A meaningful retention ratio may also be an effective substitute to traditional stock ownership guidelines— i.e., at least 50 percent of stock received from equity awards (on a net proceeds basis) must be held for the executive’s tenure with the company. In addition to any guidelines currently in place, shareholders should take into account actual officer stock ownership at the company and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership policies or retention requirements. Although the company does not require a retention ratio, as currently requested, for directors and officers, it has other mechanisms in place that align director and officer interests with shareholders’

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interests. These include the aforementioned stock ownership requirements and the one-year holding period for executives. We also note the company’s shift to a long-term performance-based equity compensation structure for its executives (40 percent) and deferred stock units for its directors (60 percent). Given that the company already has sufficient mechanisms and policies in place to ensure the alignment of director and officer interests - i.e. (1) stock ownership guidelines, (2) holding period for executives, and (3) a shift to a long-term performance-based equity compensation structure, we do not believe this item warrants shareholder support.

	17	Require 70% to 80% Independent Board		Against	Against		ShrHoldr

Given that: (1) the board is 73.3 percent independent according to ISS definitions, (2) the company already has a policy in place providing for a two-thirds independent board, with a minimum of ten independent directors at all times, and (3) the company has voluntarily adopted additional, stricter independence tests with respect to a director’s affiliation with non-profit organizations funded by the GE and companies receiving loans from GE, we believe that the company has taken sufficient steps to ensure the maintenance of a supermajority independent board. As such, this item does not warrant shareholder support.

	18	Report on Political Contributions/Activities		Against	Against		ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company’s adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In the case of GE, we note that the company complies with federal, state, and local laws regarding contributions to political candidates or organizations. Additionally, much of the information requested by the proponent is available on both government and privately managed websites. Therefore, the scope of the disclosure requested in this proposal may not be substantially different from information currently available, and may not provide any significant benefit to shareholders. As such, it does not appear that preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of company assets.

10/03/03 - WC	General Motors Corp. *GM*		370442105			08/01/03		9,600

	1	Amend Articles		For	For		Mgmt

The purpose of this item is to facilitate the transactions described in Item 3. Furthermore, approval of this item is necessary in order to consummate the transactions described in Item 3.

	2	Amend Articles		For	For		Mgmt

Although this item has an antitakeover effect on Hughes during the first year after the completion of the transactions, shareholder approval is required in order to consummate the transactions described in Item 3.

	3	Approve Hughes Split-Off		For	For		Mgmt

Conclusion: Based on the market premium, the fairness opinions, the strategic rationale, the board’s review of alternatives, and the potential strategic synergies, ISS believes that the transactions warrant shareholder support.

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Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	4	Approve GM/News Stock Sale		For	For		Mgmt
	5	Approve News Stock Acquisition		For	For		Mgmt
	6	Amend Articles		For	For		Mgmt

This amendment to eliminate certain provisions relating to the GM Class H common stock appears to be administrative in nature given the fact that the GM Class H common stock will no longer exist as part of GM after completion of the transactions.

10/03/03 - WC	General Motors Corp. *GM*		370442832			08/01/03		26,900
	1	Amend Articles		For	For		Mgmt

The purpose of this item is to facilitate the transactions described in Item 3. Furthermore, approval of this item is necessary in order to consummate the transactions described in Item 3.

	2	Amend Articles		For	For		Mgmt

Although this item has an antitakeover effect on Hughes during the first year after the completion of the transactions, shareholder approval is required in order to consummate the transactions described in Item 3.

	3	Approve Hughes Split-Off		For	For		Mgmt

Conclusion: Based on the market premium, the fairness opinions, the strategic rationale, the board’s review of alternatives, and the potential strategic synergies, ISS believes that the transactions warrant shareholder support.

	4	Approve GM/News Stock Sale		For	For		Mgmt
	5	Approve News Stock Acquisition		For	For		Mgmt
	6	Amend Articles		For	For		Mgmt

This amendment to eliminate certain provisions relating to the GM Class H common stock appears to be administrative in nature given the fact that the GM Class H common stock will no longer exist as part of GM after completion of the transactions.

06/02/04 - A	General Motors Corp. *GM*		370442105			04/05/04		7,700
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Prohibit Awards to Executives		Against	Against		ShrHoldr
	4	Prohibit Awards to Executives		Against	Against		ShrHoldr

ISS Analysis ISS supports the use of performance-based pay and believes there should be strong linkage between compensation and performance at the senior executive level. However, ISS believes that issuers should have some flexibility in determining the mix of award types that would best align executives incentives with those of shareholders. Deleting all rights, options, SAR’s and severance payments to top management after expiration of existing plans or commitments can unduly restrict the flexibility of the Compensation Committee from designing executive compensation. Therefore, ISS recommends a vote AGAINST this proposal.

	5	Separate Chairman and CEO Positions		Against	Against		ShrHoldr

We believe that the company’s governance structure provides a satisfactory balance to a unified chairman and CEO position and therefore recommend a vote against this proposal.

	6	Limit Composition of Committees to Independent Directors		Against	Against		ShrHoldr

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Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	7	Report on Greenhouse Gas Emissions		Against	Against		ShrHoldr

As the company’s current reporting addresses emissions information, including company efforts to incorporate advanced emissions reducing technology into the company’s fleet of vehicles in order to improve overall fuel economy, we do not believe that the preparation of an additional report is warranted at this time.

	8	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	For		ShrHoldr

ISS Analysis ISS generally supports the submission of parachute provisions for shareholder ratification as long as there is no requirement for prior shareholder approval which would limit a board’s negotiating flexibility. Seeking shareholder approval after the material terms of the contract are agreed upon would give the board a framework to work within and prevent the excessive “pay for failure” packages that have been witnessed at some companies. Furthermore, we believe that a company’s parachute provisions should be reasonable and not excessive. To be effective without creating distorted incentives with respect to management, severance arrangements must be considerably less attractive than continued employment with the company. We recommend a vote in favor of this proposal.

	9	Establish Executive and Director Stock Ownership Guidelines		Against	Against		ShrHoldr

In this case, while the company has executive stock ownership requirements of 1x to 5x salary, the actual stock ownership of the CEO and some of the other executive officers exceeds 7x salary. The company has also updated its stock ownership guidelines for directors since the filing of 2004 proxy statement from 3x to 5x annual retainer for directors. Therefore, ISS belives that the company substantially meets what would be considered appropriate stock ownership requirements for aligning the interests of executives and directors with those of shareholders. We recommend a vote AGAINST this proposal.

05/27/04 - A	Genzyme Corp. *GENZ*		372917104			03/31/04		4,200
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Douglas A. Berthiaume — For
	1.2	Elect Director Henry E. Blair — For
	1.3	Elect Director Gail K. Boudreaux — For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Approve Stock Option Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 9.52 percent is within the allowable cap for this company of 9.66 percent. Additionally, this plan expressly forbids repricing.

	4	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt

VI. Vote Recommendation The total cost of the company’s plans of 8.06 percent is within the allowable cap for this company of 9.66 percent.

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Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	5	Increase Authorized Preferred Stock		For	Against		Mgmt

In this case, management has specifically stated that the shares will be used in connection with the poison pill. ISS recommends shareholders vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a rights plan, especially if the plan has not been approved by shareholders and includes a trigger of less than 20 percent.

	6	Ratify Auditors		For	For		Mgmt
	7	Limit Awards to Executives		Against	Against		ShrHoldr

ISS believes that an independent Compensation Committee should have the flexibility to determine the compensation of its senior executives based on a number of appropriate factors, rather then relying on an arbitrary formula. Furthermore, we believe this proposal is too restrictive, as it would limit equity awards to time-based restricted shares. As such, this item does not warrant shareholder approval.

05/25/04 - A	Gilead Sciences, Inc. *GILD*		375558103			04/05/04		5,100
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 10.26 percent is within the allowable cap for this company of 10.48 percent. Additionally, this plan expressly forbids repricing.

	4	Increase Authorized Common Stock		For	For		Mgmt

05/17/04 - A	GlaxoSmithKline PLC (formerly Glaxo Wellcome Plc )		37733W105			03/19/04		4,800
Meeting for Holders of ADRs
	1	TO RECEIVE AND ADOPT THE DIRECTORS REPORT AND THE FINANCIAL STATEMENTS (ORDINARY RESOLUTION)		For	For		Mgmt
	2	TO APPROVE THE REMUNERATION REPORT (ORDINARY RESOLUTION)		For	For		Mgmt
	3	TO ELECT MR H LAWRENCE CULP AS A DIRECTOR (ORDINARY RESOLUTION)		For	For		Mgmt
	4	TO ELECT MR CRISPIN DAVIS AS A DIRECTOR (ORDINARY RESOLUTION)		For	For		Mgmt
	5	TO ELECT SIR ROBERT WILSON AS A DIRECTOR (ORDINARY RESOLUTION)		For	For		Mgmt
	6	TO ELECT DR TACHI YAMADA AS A DIRECTOR (ORDINARY RESOLUTION)		For	For		Mgmt
	7	TO RE-ELECT SIR CHRISTOPHER HOGG AS A DIRECTOR (ORDINARY RESOLUTION)		For	For		Mgmt
	8	Ratify Auditors		For	For		Mgmt
	9	REMUNERATION OF AUDITORS (ORDINARY RESOLUTION)		For	For		Mgmt
	10	AUTHORISE THE COMPANY TO MAKE DONATIONS TO EU POLITICAL ORGAN - ISATIONS AND INCUR EU POLITICAL EXPENDITURE (SPECIAL BUSINESS)		For	For		Mgmt
	11	DISAPPLICATION OF PRE-EMPTION RIGHTS (SPECIAL RESOLUTION)		For	For		Mgmt

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Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	12	AUTHORITY FOR THE COMPANY TO PURCHASE ITS OWN SHARES (SPECIAL RESOLUTION)		For	For		Mgmt

04/27/04 - A	Goodrich Corporation *GR*		382388106			03/08/04		5,300
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/18/04 - A	Guidant Corp. *GDT*		401698105			03/11/04		6,700
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Maurice A. Cox, Jr. — For
We recommend a vote FOR the directors.
	1.2	Elect Director Nancy-Ann Min DeParle — For
	1.3	Elect Director Ronald W. Dollens — For
	1.4	Elect Director Enrique C. Falla — For
	1.5	Elect Director Kristina M. Johnson, Ph.D. — For
	2	Ratify Auditors		For	For		Mgmt
	3	Expense Stock Options		Against	For		ShrHoldr

Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse.

09/10/03 - A	H&R Block, Inc. *HRB*		093671105			07/08/03		9,300
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director G. Kenneth Baum — For

We recommend a vote FOR the directors.

	1.2	Elect Director Henry F. Frigon — For
	1.3	Elect Director Roger W. Hale — For
	2	Amend Omnibus Stock Plan		For	For		Mgmt

Vote Recommendation The total cost of the company’s plans of 7.08 percent is within the allowable cap for this company of 10.10 percent.

	3	Ratify Auditors		For	For		Mgmt

04/24/04 - A	Harley-Davidson, Inc. *HDI*		412822108			03/10/04		3,400
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Barry K. Allen — For

We recommend a vote FOR the directors.

	1.2	Elect Director Richard I. Beattie — For
	2	Amend Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

Mgmt Rec - Company Management Recommended Vote	Page 64

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	3	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 3.93 percent is within the allowable cap for this company of 12.78 percent. Additionally, this plan expressly forbids repricing.

	4	Ratify Auditors		For	For		Mgmt

05/20/04 - A	Hasbro, Inc. *HAS*		418056107			03/31/04		3,300
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Alan R. Batkin — For
	1.2	Elect Director Frank J. Biondi, Jr. — For
	1.3	Elect Director John M. Connors, Jr. — For
	1.4	Elect Director Jack M. Greenberg — For
	1.5	Elect Director Alan G. Hassenfeld — For
	1.6	Elect Director Claudine B. Malone — For
	1.7	Elect Director Edward M. Philip — For
	1.8	Elect Director Paula Stern — For
	1.9	Elect Director Alfred J. Verrecchia — For
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	3	Ratify Auditors		For	For		Mgmt
	4	Implement and Monitor Code of Corporate Conduct - ILO Standards		Against	Against		ShrHoldr

Based on the fact that the company already has a publicly available code of conduct that substantively addresses the core ILO standards and the company engages in internal monitoring in conjunction with audit firms, we do not believe that support is warranted for this shareholder resolution at this time.

05/13/04 - A	Health Net, Inc. *HNT*		42222G108			03/19/04		5,100
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director J. Thomas Bouchard — For

We recommend a vote FOR the directors with the exception of Roger F. Greaves. We recommend that shareholders WITHHOLD votes from Roger F. Greaves for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Theodore F. Craver, Jr. — For
	1.3	Elect Director Thomas T. Farley For
	1.4	Elect Director Gale S. Fitzgerald For
	1.5	Elect Director Patrick Foley — For
	1.6	Elect Director Jay M. Gellert — For

Mgmt Rec - Company Management Recommended Vote	Page 65

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	1.7	Elect Director Roger F. Greaves — Withhold
	1.8	Elect Director Richard W. Hanselman — For
	1.9	Elect Director Richard J. Stegemeier — For
	1.10	Elect Director Bruce G. Willison — For
	1.11	Elect Director Frederick C. Yeager — For
	2	Eliminate Class of Common Stock		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt

04/28/04 - A	Hershey Foods Corp. *HSY*		427866108			03/01/04		1,000
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

03/17/04 - A	Hewlett-Packard Co. *HPQ*		428236103			01/20/04		19,597
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director L.T. Babbio, Jr. — For

We recommend a vote FOR the directors with the exception of independent outsider Sanford M. Litvack. We recommend that shareholders WITHHOLD votes from Sanford M. Litvack for poor attendance.

	1.2	Elect Director P.C. Dunn — For
	1.3	Elect Director C.S. Fiorina — For
	1.4	Elect Director R.A. Hackborn — For
	1.5	Elect Director G.A. Keyworth II — For
	1.6	Elect Director R.E. Knowling, Jr. — For
	1.7	Elect Director S.M. Litvack — Withhold
	1.8	Elect Director R.L. Ryan — For
	1.9	Elect Director L.S. Salhany — For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 10.14 percent is within the allowable cap for this company of 12.52 percent. Additionally, this plan expressly forbids repricing.

	4	Expense Stock Options		Against	For		ShrHoldr

In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options have had flexibility in their selection of a specific valuation methodology. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as “no-cost” compensation. We believe that stock options should be expensed along with other forms of compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse.

Mgmt Rec - Company Management Recommended Vote	Page 66

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
02/12/04 - A	Hillenbrand Industries, Inc. *HB*		431573104			12/17/03		3,800
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Ray J. Hillenbrand as Class II Director — Withhold

We recommend a vote FOR the directors with the exception of affiliated outsider Ray J. Hillenbrand. We recommend that shareholders WITHHOLD votes from Ray J. Hillenbrand for standing as an affiliated outsider on the Audit and Nominating committees.

	1.2	Elect Director Anne Griswold Peirce as Class II Director — For
	1.3	Elect Director Peter H. Soderberg as Class II Director — For
	2	Elect Director Joanne C. Smith as Class III Director		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt

05/27/04 - A	Home Depot, Inc. (The) *HD*		437076102			03/29/04		17,000
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Gregory D. Brenneman — For

ISS Conclusion: We recommend a vote FOR the directors with the exception of independent outsider Claudio X. Gonzalez. We recommend that shareholders WITHHOLD votes from Claudio X. Gonzalez for sitting on more than six boards.

	1.2	Elect Director Richard H. Brown — For
	1.3	Elect Director John L. Clendenin — For
	1.4	Elect Director Berry R. Cox — For
	1.5	Elect Director Claudio X. Gonzalez — Withhold
	1.6	Elect Director Milledge A. Hart, III — For
	1.7	Elect Director Bonnie G. Hill — For
	1.8	Elect Director Kenneth G. Langone — For
	1.9	Elect Director Robert L. Nardelli — For
	1.10	Elect Director Roger S. Penske — For
	2	Ratify Auditors		For	For		Mgmt
	3	Establish Term Limits for Directors		Against	Against		ShrHoldr

ISS Conclusion: Because a six-year term limit is arbitrary, and because the company’s shareholders can express their dissatisfaction with directors on an annual basis, we believe that the proposal does not warrant shareholder support.

	4	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr

ISS Conclusion: Because the company does not have a policy that puts any future pill to a shareholder vote, we recommend that shareholders support this proposal.

	5	Performance- Based/Indexed Options		Against	For		ShrHoldr

ISS Conclusion: Because ISS supports pay for performance, and because the grants of restricted stock (other than those granted under the LTIP) are not based on specific performance hurdles, we believe the proposal warrants shareholder support.

	6	Adopt ILO Based Code of Conduct		Against	Against		ShrHoldr

ISS Conclusion: Given that the company already has a policy in place that addresses some of the principles outlined in the ILO principles and uses independent firms for monitoring factories, we do not believe that support of this proposal is warranted at this time.

Mgmt Rec - Company Management Recommended Vote	Page 67

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	7	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	For		ShrHoldr

ISS Conclusion: We support the shareholder proposal as it relates to ex post facto ratification of golden parachutes and severance plans, and therefore recommend that shareholders vote to approve this proposal.

	8	Require Affirmative Vote of the Majority of the Shares to Elect Directors		Against	Against		ShrHoldr

ISS Conclusion: Given that: (i) the plurality voting threshold is the currently accepted standard for the election of directors of publicly traded companies, (ii) approval of this item could disrupt board operations and the company’s financial performance in the event some or all of the director nominees do not receive majority support and do not get elected, (iii) requiring a majority vote of the outstanding shares in effect provides for a supermajority of votes cast, which would adversely affect shareholders’ ability to elect directors in a contested election, and (iv) the proposed provision may diminish the likelihood of a successful open access campaign by providing for an increased vote requirement in the election of directors, we do not at this point in time believe the proposed amendment warrants shareholder support.

04/26/04 - A	Honeywell International, Inc. *HON*		438516106			02/27/04		5,000
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director James J. Howard — Withhold

We recommend withholding votes from all of the nominees with the exception of new nominee Eric K. Shinseki. We recommend shareholders WITHHOLD votes from Ivan G. Seidenberg, Russell E. Palmer, Bruce Karatz, and James J. Howard for failure to implement the proposal to eliminate the supermajority vote requirement.

	1.2	Elect Director Bruce Karatz — Withhold
	1.3	Elect Director Russell E. Palmer — Withhold
	1.4	Elect Director Ivan G. Seidenberg — Withhold
	1.5	Elect Director Eric K. Shinseki — For
	2	Ratify Auditors		For	For		Mgmt
	3	Declassify the Board of Directors		Against	For		ShrHoldr

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote.

	4	Amend Vote Requirements to Amend Articles/Bylaws/Charter		Against	For		ShrHoldr

As a matter of policy, we recommend that shareholders vote for all proposals that eliminate supermajority vote requirements, as they serve as entrenchment devices for management and therefore are not in the shareholders’ best interest.

	5	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	For		ShrHoldr

Mgmt Rec - Company Management Recommended Vote	Page 68

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

ISS generally supports the submission of parachute provisions for shareholder ratification as long as there is no requirement for prior shareholder approval which would limit a board’s negotiating flexibility. Seeking shareholder approval after the material terms of the contract are agreed upon would give the board a framework to work within and prevent the excessive “pay for failure” packages that have been witnessed at other companies. Accordingly, we believe that this proposal warrants shareholder support.

	6	Report on Pay Disparity		Against	Against		ShrHoldr

While we understand the proponent’s concerns with escalating CEO pay, we note that Honeywell’s Management Development and Compensation Committee is composed entirely of independent directors. Based on our concerns regarding the utility of the proposed report and the independence of the company’s compensation committee, we do not believe that preparation of the requested report would yield meaningful information to shareholders regarding the efficacy of the company’s executive compensation policies and practices.

	7	Provide for Cumulative Voting		Against	For		ShrHoldr

In this case, the company fails to meet all of the aforementioned corporate governance and performance criteria. Accordingly, the proposal warrants shareholder support.

06/23/04 - A	IAC / INTERACTIVECORP *IACI*		45840Q101			04/29/04		12,900
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Richard N. Barton — For

We recommend a vote FOR the directors with the exception of independent outsider Edgar Bronfman, Jr., affiliated outsider Diane Von Furstenberg, and insiders Victor A. Kaufman, Barry Diller, and Robert R. Bennett. We recommend that shareholders WITHHOLD votes from Edgar Bronfman, Jr. for poor attendance, from Robert R. Bennett for standing as an insider on the Compensation Committee and for failure to establish an independent nominating committee, and from Diane Von Furstenberg, Victor A. Kaufman, and Barry Diller for failure to establish an independent nominating committee.

	1.2	Elect Director Robert R. Bennett — Withhold
	1.3	Elect Director Edgar Bronfman, Jr. — Withhold
	1.4	Elect Director Barry Diller — Withhold
	1.5	Elect Director Victor A. Kaufman — Withhold
	1.6	Elect Director Donald R. Keough — For
	1.7	Elect Director Marie-Josee Kravis — For
	1.8	Elect Director John C. Malone — For
	1.9	Elect Director Steven Rattner — For
	1.10	Elect Director Gen. H.N. Schwarzkopf — For
	1.11	Elect Director Alan G. Spoon — For
	1.12	Elect Director Diane Von Furstenberg — Withhold
	2	Ratify Auditors		For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote	Page 69

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
06/02/04 - A	Ingersoll-Rand Company Limited *IR*		G4776G101			04/02/04		2,500
Meeting for Holders of ADRs
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director P.C. Godsoe — For
	1.2	Elect Director C.J. Horner — For
	1.3	Elect Director O.R. Smith — For
	2	ADOPTION OF AMENDED AND RESTATED INCENTIVE STOCK PLAN OF 1998.		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 7 percent is within the allowable cap for this company of 9.45 percent.

	3	APPROVAL OF AMENDED AND RESTATED BYE-LAWS.		For	For		Mgmt

We believe the proposed article amendments will have a positive effect on the company’s corporate governance, and we recommend that shareholders support this item.

	4	Ratify Auditors		For	For		Mgmt
	5	SHAREHOLDER PROPOSAL TO DECLASSIFY THE BOARD OF DIRECTORS.		Against	For		ShrHoldr

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote.

	6	SHAREHOLDER PROPOSAL TO CHANGE THE COMPANY S JURISDICTION OF INCORPORATION.		Against	Against		ShrHoldr

ISS believes that support of this shareholder resolution is not warranted at this time as the board has adequately addressed many of the concerns raised by the proponent. Based on our assessment of the significant economic benefits to shareholders and the company’s recent progress toward positive corporate governance and improved disclosure, ISS recommends that shareholders oppose this shareholder-requisitioned proposal.

	7	SHAREHOLDER PROPOSAL TO REQUIRE THE SEPARATION OF THE CHIEF EXECUTIVE OFFICER AND THE CHAIR OF THE BOARD.		Against	Against		ShrHoldr

We believe that the company’s governance structure provides a satisfactory balance to a unified chairman and CEO position.

05/19/04 - A	Intel Corp. *INTC*		458140100			03/22/04		68,300
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Craig R. Barrett — For

We recommend a vote FOR the directors with the exception of independent outsider D. James Guzy. We recommend that shareholders WITHHOLD votes from D. James Guzy for sitting on more than six boards.

	1.2	Elect Director Charlene Barshefsky — For

Mgmt Rec - Company Management Recommended Vote	Page 70

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	1.3	Elect Director E. John P. Browne — For
	1.4	Elect Director Andrew S. Grove — For
	1.5	Elect Director D. James Guzy — Withhold
	1.6	Elect Director Reed E. Hundt — For
	1.7	Elect Director Paul S. Otellini — For
	1.8	Elect Director David S. Pottruck — For
	1.9	Elect Director Jane E. Shaw — For
	1.10	Elect Director John L. Thornton — For
	1.11	Elect Director David B. Yoffie — For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 7.39 percent is within the allowable cap for this company of 12.68 percent. Additionally, this plan expressly forbids repricing.

	4	Expense Stock Options		Against	For		ShrHoldr

In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options have had flexibility in their selection of a specific valuation methodology. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as “no-cost” compensation. We believe that stock options should be expensed along with other forms of compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse.

	5	Limit/Prohibit Awards to Executives		Against	For		ShrHoldr

The company currently does not use performance-vesting awards in its compensation plans for senior executives. Although the proponent in its supporting statement is critical of fixed-price options, it does not appear that the proposal advocates replacement of options with performance-based restricted stock. The proposal requests the the company use performance-vesting stock in development of future equity awards for senior executives. Although the company has recently adopted officer stockholding guidelines, a more rigorous requirement would be 7x to 10x for the CEO and scaled down for other executives. Therefore, ISS believes that this proposal warrants shareholder support.

	6	Performance- Based/Indexed Options		Against	For		ShrHoldr

04/27/04 - A	International Business Machines Corp. *IBM*		459200101			02/27/04		6,300
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Cathleen Black — For
We recommend a vote FOR the directors.
	1.2	Elect Director Kenneth I. Chenault — For
	1.3	Elect Director Carlos Ghosn — For

Mgmt Rec - Company Management Recommended Vote	Page 71

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	1.4	Elect Director Nannerl O. Keohane — For
	1.5	Elect Director Charles F. Knight — For
	1.6	Elect Director Lucio A. Noto — For
	1.7	Elect Director Samuel J. Palmisano — For
	1.8	Elect Director John B. Slaughter — For
	1.9	Elect Director Joan E. Spero — For
	1.10	Elect Director Sidney Taurel — For
	1.11	Elect Director Charles M. Vest — For
	1.12	Elect Director Lorenzo H. Zambrano — For
	2	Ratify Auditors		For	For		Mgmt
	3	Ratify Auditors for the Company’s Business Consulting Services Unit		For	For		Mgmt
	4	Approve Executive Incentive Bonus Plan		For	For		Mgmt

ISS recognizes that incentive bonus plans such as this one can be an important part of an executive’s overall pay package. Over the long term, stock prices are an excellent indicator of management performance. However, other factors, such as economic conditions and investor reaction to the stock market in general, and certain industries in particular, can greatly impact the company’s stock price. The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. The plan is administered by a committee of independent outsiders, who must certify attainment of these objective, measurable performance goals before awards are paid to participants. Additionally, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	5	Provide for Cumulative Voting		Against	For		ShrHoldr

ISS believes that cumulative voting is an important tool in the protection of shareholders’ rights, but recognizes that the need for cumulative voting can be offset if a company has other safeguards in place to protect shareholders’ rights and to promote management accountability. Therefore, proposals to provide for cumulative voting are evaluated based on an assessment of a company’s other corporate governance provisions. ISS will recommend a vote against a proposal to restore or provide for cumulative voting only if a company has the following corporate governance provisions in place: an annually-elected board comprising a majority of independent directors; a nominating committee composed solely of independent directors; confidential voting; a shareholder right to call special meetings or to act by written consent with 90 days’ notice; the absence of a dual-class capital structure; and absence of a dead-hand poison pill. Moreover, the board may not have the sole right to alter the size of the board beyond a range established by shareholders. While not required, ISS would prefer that a company also have a published statement of board governance guidelines, including a description of the process by which a shareholder may submit a director nominee. In addition to the governance requirements, ISS considers a company’s performance when evaluating a shareholder proposal to restore or implement cumulative voting. For ISS to recommend a vote against such a proposal, the company’s performance must be comparable to or

Mgmt Rec - Company Management Recommended Vote	Page 72

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Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

better than that of its peers, or the board must have demonstrated its focus on increasing shareholder value by taking action to improve performance.

        In this case, the company fails to meet all of the aforementioned corporate governance and performance criteria. Specifically, the shareholders do not have the ability to act by written consent unless it is unanimous or to call special meetings.

	6	Amend Pension and Retirement Medical Insurance Plans		Against	Against		ShrHoldr

ISS believes the scope of the proponent’s proposal is overly broad since it asks that all employees be allowed to choose participation in the plan, which could be costly to shareholders. Moreover, if the company ultimately lost on these claims it would be required to remedy the age discriminating effect of its plans. Accordingly, we recommend a vote against this proposal.

	7	Submit Executive Compensation to Vote		Against	For		ShrHoldr

Pension fund income can distort true operating performance, which should be the basis for determining executive bonuses and compensation rather than gains from defined benefit plans. And because companies have discretion in determining the assuptions to measure pension obligation and expenses, there is potential for manipulation. For example, J.P. Morgan Fleming Asset Management found that the median expected annual rate of return used among S&P 500 companies has remained steady at 9.2 percent since 1997. Using a more realistic assumption such as 6.5 percent would trim $44 billion off S&P 500 profits just in 2003. ISS agrees with the principle advanced by the proposal and believes a cleaner measure of earnings should be applied to performance pay. A number of companies are adopting this concept, including General Electric, Verizon Communications and Qwest Communications International Inc.

	8	Expense Stock Options		Against	For		ShrHoldr

ISS supports the general principle motivating this non-binding proposal. We agree with the growing investor consensus that companies should expense the costs associated with stock options in order to increase the accuracy of their financial statements. Although companies can choose to expense options, the Financial Accounting Standards Board (FASB) does not require it. Since the expensing of options lowers earnings, most companies have elected not to do so. Instead, most companies have opted to disclose option values only in the footnotes to their annual reports. In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options (some 350) have had flexibility in their selection of a specific valuation methodology. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as “no-cost” compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse.

Mgmt Rec - Company Management Recommended Vote	Page 73

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	9	Limit Awards to Executives		Against	Against		ShrHoldr

ISS agrees with proponent’s underlying rationale for disclosure of executive compensation. However, the liability threshold of $2,000 is arbitrary. Furthermore, based on the independence of the company’s compensation committee, and the company’s existing disclosure regarding its compensation practices, we agree with the board that the current requirements for disclosure of executive compensation are adequate and fair. Therefore, we do not believe that shareholders would receive any meaningful benefit from this additional disclosure requirement.

	10	China Principles		Against	Against		ShrHoldr

ISS reviews proposals to adopt the US Business Principles for Human Rights of Workers in China, giving consideration to a number of factors including: the company’s current workplace code of conduct or adherence to other global standards and their similarity to the Principles; agreements with foreign suppliers to meet certain workplace standards; how company and vendor facilities are monitored; peer company adherence to the Principles; costs and feasibility/legality of implementing the Principles; and whether the company has been recently involved in labor and human rights controversies or violations.

We recognize that the adoption and/or enforcement of principles relating to internationally accepted human rights standards can benefit corporations operating in markets with documented abuses. While the China Principles are specifically defined to address issues in that country, we note that other international labor and human rights standards can also help the company satisfy this goal while providing a broader framework for multinational companies. In the case of IBM, we note that there is one allegation of questionable human rights performance at some of the company’s overseas operations, including locations in China; however, the scope and severity of these claims did not appear significant or could not be confirmed at the time of this analysis. Additionally, the company has already established a code of conduct for company operations worldwide, and applies some aspects of this code to its vendors, suppliers, and contractors. Of note, this policy addresses many of the issues brought forth by the China Principles. Moreover, we are concerned that some of the aspects of the China Principles may be beyond the company’s control, such as prohibiting police or military presence at the company’s operations. Thus, while we will continue to monitor the allegations of human rights violations at IBM facilities in China, we believe that committing to adopt and implement the China Principles could prove both costly and difficult. As such, while ISS encourages IBM to evaluate and enhance its policies and compliance standards for labor and human rights in China, we do not feel that implementation of the China Principles per se would significantly improve upon the current policies implemented by the company.

	11	Report on Political Contributions/Activities		Against	Against		ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company’s adherence to laws and regulations governing political contributions,

Mgmt Rec - Company Management Recommended Vote	Page 74

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

and company policies and additional disclosure on such contributions. In the case of IBM, we note that the company has a strict policy prohibiting the use of company funds, assets, time, or equipment in a manner that could be construed as supporting a political campaign or candidate. Additionally, employees at IBM are prohibited from making contributions as a representative of the company. Since company policies expressly prohibit political contributions, we do not believe this proposal is supportable.

	12	Report on Executive Compensation		Against	Against		ShrHoldr

While ISS supports policies that link executive compensation to appropriate performance metrics, we do not believe that preparation of the requested report would yield meaningful information to shareholders regarding the efficacy of the company’s executive compensation policies and practices.

03/02/04 - A	International Game Technology *IGT*		459902102			01/02/04		5,500
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director G. Thomas Baker — For

We recommend a vote FOR the directors with the exception of affiliated outsider Robert Miller. We recommend that shareholders WITHHOLD votes from Robert Miller for standing as an affiliated outsider on the Compensation Committee.

	1.2	Elect Director Neil Barsky — For
	1.3	Elect Director Robert A. Bittman — For
	1.4	Elect Director Richard R. Burt — For
	1.5	Elect Director Leslie S. Heisz — For
	1.6	Elect Director Robert A. Mathewson — For
	1.7	Elect Director Thomas J. Matthews — For
	1.8	Elect Director Robert Miller — Withhold
	1.9	Elect Director Frederick B. Rentschler — For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	For		Mgmt

05/11/04 - A	International Paper Co. *IP*		460146103			03/17/04		5,400
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Martha F. Brooks — For

We recommend a vote FOR the directors with the exception of affiliated outsider W. Craig McClelland. We recommend that shareholders WITHHOLD votes from W. Craig McClelland for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director James A. Henderson — For
	1.3	Elect Director Robert D. Kennedy — For
	1.4	Elect Director W. Craig McClelland — Withhold
	1.5	Elect Director Robert M. Amen — For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote	Page 75

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
V. Vote Recommendation The total cost of the company’s plans of 5.81 percent is within the allowable cap for this company of 5.88 percent.

	4	Amend Omnibus Stock Plan		For	For		Mgmt

The proposed amendments aim to revise the performance goals to better link the annual incentive awards for International Paper’s executives to the achievement of the company’s financial and operating objectives. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before awards are granted to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation. We recommend a vote for this proposal.

	5	Limit Executive Compensation		Against	Against		ShrHoldr

10/30/03 - A	Intuit, Inc. *INTU*		461202103			09/02/03		9,800
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Stephen M. Bennett — For

We recommend a vote FOR the directors.

	1.2	Elect Director Christopher W. Brody — For
	1.3	Elect Director William V. Campbell — For
	1.4	Elect Director Scott D. Cook — For
	1.5	Elect Director L. John Doerr — For
	1.6	Elect Director Donna L. Dubinsky — For
	1.7	Elect Director Michael R. Hallman — For
	1.8	Elect Director Stratton D. Sclavos — For

	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	For		Mgmt

04/22/04 - A	Johnson & Johnson *JNJ*		478160104			02/24/04		27,700
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Gerard N. Burrow — For

We recommend a vote FOR the directors.

	1.2	Elect Director Mary S. Coleman — For
	1.3	Elect Director James G. Cullen — For
	1.4	Elect Director Robert J. Darretta — For
	1.5	Elect Director M. Judah Folkman — For
	1.6	Elect Director Ann D. Jordan — For
	1.7	Elect Director Arnold G. Langbo — For
	1.8	Elect Director Susan L. Lindquist — For
	1.9	Elect Director Leo F. Mullin — For
	1.10	Elect Director Steven S Reinemund — For
	1.11	Elect Director David Satcher — For
	1.12	Elect Director Henry B. Schacht — For
	1.13	Elect Director William C. Weldon — For

Mgmt Rec - Company Management Recommended Vote	Page 76

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	2	Ratify Auditors		For	For		Mgmt
	3	Cease Charitable Contributions		Against	Against		ShrHoldr

01/28/04 - A	Johnson Controls, Inc. *JCI*		478366107			11/20/03		4,400
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Robert L. Barnett — For
	1.2	Elect Director Willie D. Davis — For
	1.3	Elect Director Jeffrey A. Joerres — For
	1.4	Elect Director Richard F. Teerlink — For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	4	Amend Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	5	Approve Non-Employee Director Stock Option Plan		For	For		Mgmt

Please see the section below entitled ‘Multiple Plan Notes’ for a further discussion of this and other plans. Vote Recommendation The total cost of the company’s plans of 3.20 percent is within the allowable cap for this company of 12.31 percent.

	6	Amend Restricted Stock Plan		For	For		Mgmt

Multiple Plan Notes: The combined shareholder value transfer for all plans considered is 3.59 percent. The aggregate value of all the proposals does not exceed the company’s allowable shareholder value transfer cap of 12.31 percent. However, ISS supports only those plans that provide, in aggregate, the greatest shareholder value transfer without exceeding the allowable cap and that do not violate repricing guidelines. Vote Recommendation The total cost of the company’s plans of 3.58 percent is within the allowable cap for this company of 12.31 percent.

05/25/04 - A	JPMorgan Chase & Co. *JPM*		46625H100			04/02/04		18,940
	1	Approve Merger Agreement		For	For		Mgmt

Conclusion: JPM shareholders will own approximately 58 percent of the company and maintain management control with Mr. Harrison serving as the CEO for two years until Mr. Dimon takes over that role. The board composition will be

Mgmt Rec - Company Management Recommended Vote	Page 77

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

split equally. J.P. Morgan determined that board participation at this level for Bank One was a condition to the deal. Considering the relatively low premium to comparable transactions, strategic importance of the deal to both firms, and the potential cost savings, the board and management tradeoffs appear balanced. In aggregate, the deal presents a compelling case for both J.P. Morgan and Bank One shareholders due to the strategic benefits of the transactions, improved competitive position, cost synergies and the possibility of additional revenue opportunities. We recommend a vote in favor of the transaction.

	2	Elect Directors		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt
	4	Amend Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	5	Adjourn Meeting		For	Against		Mgmt

Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

	6	Establish Term Limits for Directors		Against	Against		ShrHoldr

Because a six-year term limit is arbitrary, and because the company’s shareholders can express their dissatisfaction with directors on an annual basis, we believe that the proposal does not warrant shareholder support.

	7	Charitable Contributions		Against	Against		ShrHoldr

ISS generally believes that charitable contributions are beneficial to the company when they are donated in good faith and in the absence of gross negligence or self-dealing of management. These contributions assist in worthwhile causes and can help generate goodwill within the community. The JP Morgan Chase Foundation engages and donates to causes that management believes are beneficial to the communities in which the company operates and in the best interests of the company. Further, the company provides comprehensive information regarding its corporate giving grants in its Corporate Responsibility Annual Reports available on the company’s website. Therefore, lacking evidence to the contrary, we believe that continuing these charitable contributions is in the best interests of the shareholders.

	8	Political Contributions		Against	Against		ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company’s adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In the case of JP Morgan Chase, we note that the company appears to comply with state and local laws regarding contributions to political candidates or organizations. Furthermore, federal contributions are made with donations

Mgmt Rec - Company Management Recommended Vote	Page 78

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

through a PAC and not directly from the company, and information on these PAC contributions is available through certain public sources. Therefore, the scope of the disclosure requested in this proposal may not be substantially different from information currently available, and could prove costly and difficult for the company to publish in a formal report. As such, it does not appear that preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of shareholder funds.

	9	Separate Chairman and CEO Positions		Against	For		ShrHoldr

In this case, J.P. Morgan does not have an independent lead director. Absent an offsetting governance structure, we believe that a company of this size should be able to find two qualified people willing to serve in the separate positions of chairman and CEO / president.

	10	Provide Adequate Disclosure for over the counter Derivatives		Against	Against		ShrHoldr

Because the company complies with regulatory and FASB requirements for derivative disclosure, the company’s existing disclosure provides an adequate basis to evaluate the company’s collateral on derivatives. At this time, we recommend against the proposal.

	11	Auditor Independence		Against	Against		ShrHoldr

In the specific case of J.P. Morgan Chase, the company paid $25.1 million for audit fees, $17.3 million for audit-related fees and $11 million for other non-audit related fees. The non-audit services are not excessive. Therefore, we believe this proposal does not warrant shareholder support.

	12	Submit Non-Employee Director Compensation to Vote		Against	Against		ShrHoldr

JP Morgan’s director compensation is in line with the compensation practices of its peers. We agree with the company’s view that a significant portion of the overall director compensation be linked to the company’s stock. At this time, in the absence of compelling evidence of abusive director compensation practices, we recommend against the proposal.

	13	Report on Pay Disparity		Against	Against		ShrHoldr

When reviewing requests for reports on executive compensation, ISS takes into consideration the scope of the requested report, the company’s internal procedures for determining compensation, and the company’s historical compensation practices. As with all report requests, ISS carefully weighs the potential usefulness of the requested report against the costs of preparation and whether the report would be duplicative of existing disclosure. In the case of this proposal, we note that the proponent is specifically asking for a comparison of the compensation of the company’s top executives with that of its lowest compensated workers on a worldwide basis and a report on any recommendations regarding changing the current level of executive pay. Though the disparity between the pay levels of entry-level and executive employees has undoubtedly grown at many U.S. companies over the past few decades, we note that it is unlikely that the requested report would produce a meaningful gauge for shareholders of whether the company’s compensation policies and pay levels are appropriate and effective for employees at the senior executive level. While we

Mgmt Rec - Company Management Recommended Vote	Page 79

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

understand the proponent’s concerns with escalating CEO pay, we note that the board’s Compensation & Management Development Committee is composed entirely of independent directors. Based on our concerns regarding the scope of the proposal and the independence of the company’s compensation committee, we do not believe that preparation of the requested report would yield meaningful information to shareholders regarding the efficacy of the company’s executive compensation policies and practices.

04/16/04 - S	Juniper Networks, Inc. *JNPR*		48203R104			03/10/04		6,100
	1	Issue Shares in Connection with an Acquisition		For	For		Mgmt

05/19/04 - A	Juniper Networks, Inc. *JNPR*		48203R104			03/22/04		6,100
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Pradeep Sindhu — For

We recommend a vote FOR the directors with the exception of Kenneth Levy. We recommend that shareholders WITHHOLD votes from Kenneth Levy for poor attendance.

	1.2	Elect Director Robert M. Calderoni — For
	1.3	Elect Director Kenneth Levy — Withhold
	2	Ratify Auditors		For	For		Mgmt

04/01/04 - A	KB Home *KBH*		48666K109			02/12/04		6,100
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/23/04 - A	Kellogg Co. *K*		487836108			03/04/04		6,200
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Benjamin S. Carson, Sr. — For
	1.2	Elect Director Gordon Gund — For
	1.3	Elect Director Dorothy A. Johnson — For
	1.4	Elect Director Ann Mclaughlin Korologos — For
	2	Ratify Auditors		For	For		Mgmt
	3	Report on Genetically Modified Organisms (GMO)		Against	Against		ShrHoldr

When evaluating proposals on the topic of genetically-modified foods, ISS considers the objective of the proposal—specifically whether the proposal is asking the company to label or phaseout genetically-modified foods or ingredients, or whether the proponent is asking the company to prepare a report on either the dangers of genetically-modified foods or the feasibility of labeling or phasing them out. We also consider the type of company that is being targeted, including whether or not the company is directly involved in the modification of agricultural products or whether the company is using genetically modified ingredients from vendors. In forming our opinion on these proposals, we consider consumer opinion, at home and abroad, regarding the safety of GE foods. We consider the fact that at this juncture, there are conflicting studies regarding possible

Mgmt Rec - Company Management Recommended Vote	Page 80

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

harmful effects of ingesting food made with GE ingredients. We also take into consideration the fact that the FDA has not required separate labeling of genetically modified foods and does continue to review the safety of ingredients and products. Finally, we consider the practical issues related to the implementation of the proponent’s request, and the potential impact on the company and its shareholders. In this case, the proponents are asking for a report on the company’s policies regarding GE ingredients as well as any contingency plan for sourcing non-GE ingredients should the need arise. While we generally support proposals that seek to provide shareholders with greater disclosure regarding the risks associated with their investment, we believe that generating such a report could be time consuming and costly to the company without providing significant value to shareholders. Since the government bodies tasked with determining the health and safety of GE products have determined that GE ingredients are not significantly different from conventional products, certain raw materials have seen a tremendous growth in the use of the GE products. This type of market saturation, combined with potential difficulties in determining a difference between engineered and conventional products with current testing procedures may result in inaccurate results. We further note that the company currently meets government standards with regard to food safety issues. Finally, we believe that planning alternatives for sourcing non-GE ingredients, should the situation require, would be based largely on speculation about future restrictions and legislation and may not be ultimately beneficial to the company or its shareholders. Based on the potential expenses and difficulty acquiring reliable results in testing GE ingredients, we do not feel this report would not be a beneficial use of shareholder assets.

04/29/04 - A	Kimberly-Clark Corp. *KMB*		494368103			03/01/04		5,400
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Pastora San Juan Cafferty — Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from independent outsiders Marc J. Shapiro, Linda Johnson Rice and Pastora San Juan Cafferty for failure to implement the proposal to submit the company’s shareholder rights plan to a shareholder vote. We also recommend that shareholders WITHHOLD votes from Claudio X. Gonzalez for sitting on more than six boards and for failure to implement the proposal to submit the company’s shareholder rights plan to a shareholder vote.

	1.2	Elect Director Claudio X. Gonzalez — Withhold
	1.3	Elect Director Linda Johnson Rice — Withhold
	1.4	Elect Director Marc J. Shapiro — Withhold
	2	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 5.55 percent is within the allowable cap for this company of 6.52 percent. Additionally, this plan expressly forbids repricing.

	3	Ratify Auditors		For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote	Page 81

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	4	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr

Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans. Ideally, a pill should include a two- to three-year sunset provision, a reasonable flip-in (20 percent or higher), and a chewable feature allowing shareholders to redeem the pill in the event of a takeover offer. In this case, the company’s rights plan was not approved by shareholders nor does it embody the above features that ISS recommends. We therefore agree with the proponent that the current pill and any new pill be put to a shareholder vote.

05/04/04 - A	Knight-Ridder, Inc. *KRI*		499040103			03/15/04		1,600
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/27/04 - A	Kraft Foods Inc *KFT*		50075N104			03/03/04		9,800
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Louis C. Camilleri — Withhold

We recommend a vote FOR the directors with the exceptions of insiders Louis C. Camilleri, Dinyar S. Devitre, Charles R. Wall, Betsy D. Holden and Roger K. Deromedi. We recommend that shareholders WITHHOLD votes from Louis C. Camilleri, Dinyar S. Devitre, Charles R. Wall, Betsy D. Holden and Roger K. Deromedi for failure to establish a majority independent board.

	1.2	Elect Director Roger K. Deromedi — Withhold
	1.3	Elect Director Dinyar S. Devitre — Withhold
	1.4	Elect Director W. James Farrell — For
	1.5	Elect Director Betsy D. Holden — Withhold
	1.6	Elect Director John C. Pope — For
	1.7	Elect Director Mary L. Schapiro — For
	1.8	Elect Director Charles R. Wall — Withhold
	1.9	Elect Director Deborah C. Wright — For
	2	Ratify Auditors		For	For		Mgmt

04/02/04 - A	Lehman Brothers Holdings Inc. *LEH*		524908100			02/13/04		4,800
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/18/04 - A	Level 3 Communications, Inc. *LVLT*		52729N100			04/05/04		35,500
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director James Q. Crowe — Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from Robert E. Julian for standing as an affiliated outsider on the Audit Committee, for failing to remove a dead-hand, slow-hand, or similar feature in the company’s poison pill and for failure to establish a majority independent board. We also recommend that shareholders WITHHOLD votes

Mgmt Rec - Company Management Recommended Vote	Page 82

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

from insider James Q. Crowe for failure to establish a majority independent board and for failing to remove a dead-hand, slow-hand or similar feature in the company’s poison pill, and withhold votes from affiliated outsider Walter Scott, Jr. for sitting on more than six boards, for failure to establish a majority independent board and for failing to remove a dead-hand, slow-hand or similar feature in the company’s poison pill.

	1.2	Elect Director Robert E. Julian — Withhold
	1.3	Elect Director Walter Scott, Jr. — Withhold
	2	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 10.78 percent is within the allowable cap for this company of 12.42 percent.

	3	Other Business		For	Against		Mgmt

As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

06/09/04 - A	Liberty Media Corp. *L*		530718105			04/21/04		27,700
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert R. Bennett — Withhold

We recommend a vote FOR the directors with the exception of insiders John C. Malone and Robert R. Bennett. We recommend that shareholders WITHHOLD votes from John C. Malone and Robert R. Bennett for failure to establish a majority independent board.

	1.2	Elect Director Paul A. Gould — For
	1.3	Elect Director John C. Malone — Withhold
	2	Amend Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	3	Ratify Auditors		For	For		Mgmt

05/17/04 - A	Limited Brands *LTD*		532716107			03/31/04		11,500
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Eugene M. Freedman — For
	1.2	Elect Director V. Ann Hailey — For
	1.3	Elect Director David T. Kollat — For
	1.4	Elect Director Leslie H. Wexner — For
	2	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 7.13 percent is within the allowable cap for this company of 8.82 percent.

Mgmt Rec - Company Management Recommended Vote	Page 83

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/17/04 - A	Lincare Holdings, Inc. *LNCR*		532791100			03/31/04		9,300
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director J.P. Byrnes — For
	1.2	Elect Director S.H. Altman, Ph.D. — For
	1.3	Elect Director C.B. Black — For
	1.4	Elect Director F.D. Byrne, M.D. — For
	1.5	Elect Director F.T. Cary — For
	1.6	Elect Director W.F. Miller, III — For
	2	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 9.22 percent is within the allowable cap for this company of 12.51 percent.

11/05/03 - A	Linear Technology Corp. *LLTC*		535678106			09/08/03		5,300
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert H. Swanson, Jr. — Withhold

We recommend a vote FOR the directors with the exception of insider Robert H. Swanson, Jr. We recommend that shareholders WITHHOLD votes from Robert H. Swanson, Jr., for failure to establish an independent nominating committee.

	1.2	Elect Director David S. Lee — For
	1.3	Elect Director Leo T. McCarthy — For
	1.4	Elect Director Richard M. Moley — For
	1.5	Elect Director Thomas S. Volpe — For
	2	Ratify Auditors		For	For		Mgmt

04/28/04 - A	Marathon Oil Corp *MRO*		565849106			03/01/04		9,500
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Charles F. Bolden, Jr. — For
	1.2	Elect Director Charles R. Lee — For
	1.3	Elect Director Dennis H. Reilley — For
	1.4	Elect Director Thomas J. Usher — For
	2	Ratify Auditors		For	For		Mgmt
	3	Report on Greenhouse Gas Emissions		Against	For		ShrHoldr

In this case, Marathon provides some disclosure on the topics brought forth by the proponents in its Sustainable Global Performance Report and other environmental sections of the company’s web site. However, ISS notes that this information is generally broad in scope and does not discuss company policies or performance in significant detail. Further, while we commend the company for its programs to address greenhouse gas emissions to date and commitments to future activities and transparency initiatives, we note that current communication of these policies and programs through detailed reporting is not as comprehensive as other companies in the industry. Considering these facts, ISS believes that evaluating company policies on this issue and publicizing the findings in a report would be in line with the company’s commitment to long-term environmental stewardship and in the best long-term interests of shareholders.

	4	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	For		ShrHoldr

Mgmt Rec - Company Management Recommended Vote	Page 84

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

In this case, the ceiling suggested by the proponent is 2.99 times salary plus bonus, including lump sum cash payments and the estimated present value of periodic retirement. While ISS generally recommends the threshold be applied to salary plus bonus, we believe that this proposal would still be in the best interest of shareholders. Additionally, since the proponent’s proposal gives the company the option, in implementing this proposal, of seeking approval after the material terms of the agreement are agreed upon, we do not believe that adoption of this proposal would unduly hinder management’s ability to negotiate such agreements with potential executives.

04/30/04 - A	Marriott International Inc. (New) *MAR*		571903202			03/08/04		6,900
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Lawrence W. Kellner — For

We recommend a vote FOR the directors.

	1.2	Elect Director John W. Marriott III — For
	1.3	Elect Director Harry J. Pearce — For
	2	Ratify Auditors		For	For		Mgmt
	3	Provide for Cumulative Voting		Against	For		ShrHoldr

In this case, the company fails to meet some of the aforementioned corporate governance criteria. Specifically, the board is not annually-elected and shareholders do not have the ability to call special meetings or act by written consent. Accordingly, the proposal warrants shareholder support.

05/20/04 - A	Marsh & McLennan Companies, Inc. *MMC*		571748102			03/22/04		3,000
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Lewis W. Bernard — For

We recommend a vote FOR the directors.

	1.2	Elect Director Mathis Cabiallavetta — For
	1.3	Elect Director Zachary W. Carter — For
	1.4	Elect Director Robert F. Erburu — For
	1.5	Elect Director Oscar Fanjul — For
	1.6	Elect Director Ray J. Groves — For
	2	Ratify Auditors		For	For		Mgmt

05/11/04 - A	Masco Corp. *MAS*		574599106			03/15/04		8,700
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Peter A. Dow — For

We recommend a vote FOR the directors.

	1.2	Elect Director Anthony F. Earley, Jr. — For
	1.3	Elect Director Wayne B. Lyon — For
	1.4	Elect Director David L. Johnston — For
	1.5	Elect Director J. Michael Losh — For
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent

Mgmt Rec - Company Management Recommended Vote	Page 85

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	3	Ratify Auditors		For	For		Mgmt

05/06/04 - A	MBIA Inc. *MBI*		55262C100			03/18/04		2,600
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/03/04 - A	MBNA Corp. *KRB*		55262L100			02/13/04		9,200
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director James H. Berick —Withhold

We recommend a vote FOR the directors with the exceptions of insider Bruce L. Hammonds and affiliated outsiders Benjamin R. Civiletti, James H. Berick and Randolph D. Lerner. We recommend that shareholders WITHHOLD votes from Benjamin R. Civiletti and James H. Berick for standing as affiliated outsiders on the Audit, Compensation and Governance committees and for failure to establish a majority independent board. We recommend that shareholders WITHHOLD votes from Randolph D. Lerner and Bruce L. Hammonds for failure to establish a majority independent board.

	1.2	Elect Director Benjamin R. Civiletti —Withhold
	1.3	Elect Director Bruce L. Hammonds — Withhold
	1.4	Elect Director William L. Jews —For
	1.5	Elect Director Randolph D. Lerner —Withhold
	1.6	Elect Director Stuart L. Markowitz —For
	1.7	Elect Director William B. Milstead —For
	2	Ratify Auditors		For	For		Mgmt
	3	Expense Stock Options		Against	For		ShrHoldr

Therefore, ISS supports the options expensing shareholder proposal.

	4	Require Majority of Independent Directors on Board		Against	For		ShrHoldr

ISS believes that MBNA is moving in the right direction as evidenced by the recent changes in the company such as reducing executive compensation and changing the composition of the board. However, ISS believes that the board of directors should be an independent body capable of providing objective oversight of management and the company’s overall direction. This goal can best be achieved when directors are independent of the CEO and have no personal interest in the company arising from salary, a consulting agreement, or any other significant business arrangement. Therefore, ISS recommends voting FOR the shareholder proposal.

05/20/04 - A	McDonald’s Corp. *MCD*		580135101			03/22/04		17,100
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Edward A. Brennan —For
	1.2	Elect Director Walter E. Massey —For

Mgmt Rec - Company Management Recommended Vote	Page 86

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	1.3	Elect Director John W. Rogers, Jr. — For
	1.4	Elect Director Anne-Marie Slaughter — For
	1.5	Elect Director Roger W. Stone — For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 8.69 percent is within the allowable cap for this company of 12.50 percent. Additionally, this plan expressly forbids repricing.

	4	Approve/Amend Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

07/30/03 - A	McKesson Corp. *MCK*		58155Q103			06/03/03		10,000
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Alton F. Irby III — For

We recommend a vote FOR the directors.

	1.2	Elect Director James V. Napier — For
	2	Ratify Auditors		For	For		Mgmt
Shareholder Proposal
	3	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	For		ShrHoldr

05/20/04 - A	MedImmune, Inc. *MEDI*		584699102			03/31/04		10,500
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 9.92 percent is within the allowable cap for this company of 10.39 percent. Additionally, this plan expressly forbids repricing.

Equity grants of stock options to top five named executive officers is 27.41 percent of the total shares awarded in the current year. More than one quarter of the total shares granted in the current year were made to top five executives.

	3	Ratify Auditors		For	For		Mgmt

04/20/04 - A	Mellon Financial Corp. *MEL*		58551A108			02/06/04		6,700
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Jared L. Cohon — For

We recommend a vote FOR the directors.

	1.2	Elect Director Ira J. Gumberg — For
	1.3	Elect Director Martin G. Mcguinn — For
	1.4	Elect Director David S. Shapira — For
	1.5	Elect Director John P. Surma — For
	1.6	Elect Director Edward J. Mcaniff — For

Mgmt Rec - Company Management Recommended Vote	Page 87

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	2	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plan is 5.30 percent, which is within the allowable cap for this company of 6.80 percent. Additionally, the company prohibits repricing.

	3	Ratify Auditors		For	For		Mgmt

04/27/04 - A	Merck & Co., Inc. *MRK*		589331107			02/24/04		20,000
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Peter C. Wendell — For

We recommend a vote FOR the directors.

	1.2	Elect Director William G. Bowen — For
	1.3	Elect Director William M. Daley — For
	1.4	Elect Director Thomas E. Shenk — For
	1.5	Elect Director Wendell P. Weeks — For
	2	Ratify Auditors		For	For		Mgmt
	3	Declassify the Board of Directors		For	For		Mgmt

ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders’ interests.

	4	Prohibit Awards to Executives		Against	Against		ShrHoldr
	5	Develop Ethical Criteria for Patent Extension		Against	Against		ShrHoldr
	6	Link Executive Compensation to Social Issues		Against	Against		ShrHoldr
	7	Report on Political Contributions		Against	Against		ShrHoldr
	8	Report on Operational Impact of HIV/AIDS, TB, and Malaria Pandemic		Against	Against		ShrHoldr

04/23/04 - A	Merrill Lynch & Co., Inc. *MER*		590188108			02/24/04		6,800
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director David K. Newbigging — For

We recommend a vote FOR the directors.

	1.2	Elect Director Joseph W. Prueher — For
	2	Ratify Auditors		For	For		Mgmt
	3	Restore or Provide for Cumulative Voting		Against	For		ShrHoldr

In this case, the company fails to meet some of the aforementioned corporate governance criteria. Specifically, the board is not annually-elected and shareholders do not have the ability to call special meetings or act by written consent. Accordingly, the proposal warrants shareholder support.

	4	Separate Chairman and CEO Positions		Against	For		ShrHoldr

Merrill Lynch has more than 2/3 independent outsiders on its board and all-independent key committees, has established governance guidelines. However, the company has not designated a lead director with clearly delineated duties. Instead, the company states that the executive sessions are chaired by the independent committee chairs on a rotating basis at least four times a year. From ISS’s viewpoint, the duties of the chairs do not meet all of our minimum requirements for a lead/rotating director. Absent an offsetting governance structure, we believe that a company of this size should be able to find two qualified people willing to serve in the separate positions of chairman and CEO president.

Mgmt Rec - Company Management Recommended Vote	Page 88

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
04/27/04 - A	Metlife, Inc *MET*		59156R108			03/01/04		9,600
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Curtis H. Barnette — For

We recommend a vote FOR the directors with the exceptions of affiliated outsiders Harry P. Kamen and John C. Danforth. We recommend that shareholders WITHHOLD votes from Harry P. Kamen and John C. Danforth for standing as affiliated outsiders on the Nominating Committee.

	1.2	Elect Director John C. Danforth — Withhold
	1.3	Elect Director Burton A. Dole, Jr. — For
	1.4	Elect Director Harry P. Kamen — Withhold
	1.5	Elect Director Charles M. Leighton — For
	2	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 7.83 percent is within the allowable cap for this company of 9.59 percent. Additionally, this plan expressly forbids repricing.

	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt
	4	Approve Non-Employee Director Omnibus Stock Plan		For	For		Mgmt

VI. Vote Recommendation The total cost of the company’s plans of 1.11 percent is within the allowable cap for this company of 9.59 percent. Additionally, this plan expressly forbids repricing.

	5	Ratify Auditors		For	For		Mgmt
	6	Limit Executive Compensation		Against	Against		ShrHoldr

ISS recommends voting AGAINST this shareholder proposal.

08/15/03 - A	Microchip Technology, Inc. *MCHP*		595017104			06/20/03		16,000
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Steve Sanghi — For

We recommend a vote FOR the directors.

	1.2	Elect Director Albert J. Hugo-Martinez — For
	1.3	Elect Director L.B. Day — For
	1.4	Elect Director Matthew W. Chapman — For
	1.5	Elect Director Wade F. Meyercord — For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

Mgmt Rec - Company Management Recommended Vote	Page 89

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
11/11/03 - A	Microsoft Corp. *MSFT*		594918104			09/12/03		93,000
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director William H. Gates, III — For

We recommend a vote FOR the directors with the exception of Jon A. Shirley. We recommend that shareholders WITHHOLD votes from Jon A. Shirley for standing as an affiliated outsider on the Audit Committee.

	1.2	Elect Director Steven A. Ballmer — For
	1.3	Elect Director James I. Cash, Jr., Ph.D. — For
	1.4	Elect Director Raymond V. Gilmartin — For
	1.5	Elect Director Ann McLaughlin Korologos — For
	1.6	Elect Director David F. Marquardt — For
	1.7	Elect Director Charles H. Noski — For
	1.8	Elect Director Dr. Helmut Panke — For
	1.9	Elect Director Wm. G. Reed, Jr. — For
	1.10	Elect Director Jon A. Shirley — Withhold
	2	Amend Omnibus Stock Plan		For	For		Mgmt

Please see the section below entitled ‘Multiple Plan Notes’ for a further discussion of this and other plans. Vote Recommendation The total cost of the company’s plans of 9.34 percent is within the allowable cap for this company of 10.50 percent. Additionally, this plan expressly forbids repricing. In conjunction with the change in compensation practices discussed under the proposed amendments to this plan, Microsoft recently announced a transaction with JP Morgan to transfer underwater employee stock options for cash. This proposed transaction has not yet received SEC approval and is not being submitted for shareholder approval at the annual meeting. Under the potentially trend setting transaction, Microsoft employees can elect to transfer options with an exercise price of $33 or above for a cash payment. The stock option transfer program allows up to 624 million common shares to be offered and sold by JP Morgan, and the terms for most of the transferred options would be reduced to 36 months. Microsoft will pay the proceeds received on the purchase price of the options from JP Morgan to employees. ISS would like to see the stock option transfer program put to shareholder vote. The options subject to the transfer would represent approximately 40 percent of current options outstanding and approximately six percent of total shares outstanding as of Sept. 12, 2003. ISS believes that the stock option transfer program represents an alternative to repricing underwater stock options, and constitutes a significant amendment to the company’s stock compensation program. The option transfer program changes the initial intent and design of stock option awards and the payout realizable by employees. The program modifies the risk characteristics of the option awards post-issuance, which has an economic impact on shareholder value. By exchanging underwater stock options for cash, the program would ensure protection of income to employees that is not available to shareholders at large. In view of these factors, it is important that shareholders evaluate the option transfer program and its merits. While ISS commends Microsoft for proposing to decrease the maximum number of shares issuable under the stock plan by 100 million shares, ISS will continue to

Mgmt Rec - Company Management Recommended Vote	Page 90

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

include the transferred options in the overhang as part of the compensation plan analysis assuming that the transaction with JP Morgan is approved by the SEC. Even though the transferred options would no longer be available for future grant under the program, ISS still considers the transferred options as part of the economic costs and dilutive impact to shareholders in our analysis of the stock plan proposals. ISS will follow further developments on the option transfer program. Moreover, ISS will consider recommending withholding votes from the directors at the next annual meeting if the stock option transfer program is not submitted for shareholder approval.

	3	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt

Multiple Plan Notes: The combined shareholder value transfer for all plans considered is 9.34 percent. The aggregate value of all the proposals does not exceed the company’s allowable shareholder value transfer cap of 10.50 percent. However, ISS supports only those plans that provide, in aggregate, the greatest shareholder value transfer without exceeding the allowable cap and that do not violate repricing guidelines. Vote Recommendation The total cost of the company’s plans of 9.34 percent is within the allowable cap for this company of 10.50 percent. Microsoft recently announced some significant changes to its stock compensation practices. Specifically, Microsoft will grant restricted stock units instead of stock options, provide cash for eligible outstanding underwater stock options and expense stock options under FAS 123 retroactively. Microsoft announced a transaction with JP Morgan to transfer underwater employee stock options for cash. This proposed transaction has not yet received SEC approval and is not being submitted for shareholder approval at the annual meeting. Under the potentially trend setting transaction, Microsoft employees can elect to transfer options with an exercise price of $33 or above for a cash payment. The stock option transfer program allows up to 624 million common shares to be offered and sold by JP Morgan, and the terms for most of the transferred options would be reduced to 36 months. Microsoft will pay the proceeds received on the purchase price of the options from JP Morgan to employees. ISS would like to see the stock option transfer program put to shareholder vote. The options subject to the transfer would represent approximately 40 percent of current options outstanding and approximately six percent of total shares outstanding as of Sept. 12, 2003. ISS believes that the stock option transfer program represents an alternative to repricing underwater stock options, and constitutes a significant amendment to the company’s stock compensation program. The option transfer program changes the initial intent and design of stock option awards and the payout realizable by employees. The program modifies the risk characteristics of the option awards post-issuance, which has an economic impact on shareholder value. By exchanging underwater stock options for cash, the program would ensure protection of income to employees that is not available to shareholders at large. In view of these factors, it is important that shareholders evaluate the option transfer program and its merits. While ISS commends Microsoft for proposing to decrease the maximum number of shares issuable under the stock plan by 100 million shares, ISS will continue to include the transferred options in the overhang as

Mgmt Rec - Company Management Recommended Vote	Page 91

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

part of the compensation plan analysis assuming that the transaction with JP Morgan is approved by the SEC. Even though the transferred options would no longer be available for future grant under the program, ISS still considers the transferred options as part of the economic costs and dilutive impact to shareholders in our analysis of the stock plan proposals. ISS also commends Microsoft for implementing a performance based stock award program for its executives. Actual stock awards will be based on the growth in the number and satisfaction of their customers over a three-year period. However, additional information on the quantitative measures and the hurdle rates should be provided so that shareholders can evaluate the effectiveness of the new program. ISS will follow further developments on the option transfer program. Moreover, ISS will consider recommending withholding votes from the directors at the next annual meeting if the stock option transfer program is not submitted for shareholder approval.

Shareholder Proposal
	4	Refrain from Giving Charitable Contributions		Against	Against		ShrHoldr

As the company complies with current laws and regulations regarding charitable contributions, and the refraining from making contributions runs counter to the company’s goals of being a good corporate citizen, we recommend shareholders oppose this request.

01/29/04 - A	Monsanto Co. *MON*		61166W101			12/01/03		6,000
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Frank V. Atlee III — For

We recommend a vote FOR the directors.

	1.2	Elect Director Gwendolyn S. King — For
	1.3	Elect Director Sharon R. Long, Ph.D. —For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt

Vote Recommendation The total cost of the company’s plans of 7.80 percent is within the allowable cap for this company of 12.30 percent. This plan also expressly forbids repricing shares. Additionally, this proposal would enable the company to take advantage of certain income tax provisions, which we believe ultimately benefits shareholders. Therefore, we believe that it warrants shareholder support.

Shareholder Proposals
	4	Report on Impact of Genetically Engineered Seed		Against	Against		ShrHoldr

Upon reviewing the issue, the research and review process required by the government, and Monsanto’s commitment to keep shareholders informed, we do not believe that this additional report is necessary at this time.

	5	Report on Export of Hazardous Pesticides		Against	Against		ShrHoldr

Given the company’s current levels of disclosure and the fact that it complies with applicable laws and regulations, we see no need for shareholders to support this request at this time.

	6	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr

Mgmt Rec - Company Management Recommended Vote	Page 92

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Because poison pills greatly alter the balance of power between shareholders and management, we believe that shareholders should be allowed to make their own evaluation of such plans. While the company does not currently have a poison pill, we believe that the principles outlined in this proposal are consistent with shareholder rights and good corporate governance. Therefore, we believe that this proposal warrants shareholder support.

04/20/04 - A	Morgan Stanley *MWD*		617446448			02/20/04		7,800
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director John W. Madigan —Withhold

We recommend a vote FOR the directors with the exception of John W. Madigan. We recommend that shareholders WITHHOLD votes from John W. Madigan because the company failed to implement a majority supported shareholder proposal to declassify the board.

	1.2	Elect Director Dr. Klaus Zumwinkel —For
	1.3	Elect Director Sir Howard Davies — For
	2	Ratify Auditors		For	For		Mgmt
	3	Declassify the Board of Directors		Against	For		ShrHoldr
	4	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	For		ShrHoldr
	5	Report on Political Contributions/Activities		Against	Against		ShrHoldr

In light of the potential costs and resources associated with the requested report, we recommend that shareholders oppose this request. Vote AGAINST.

05/03/04 - A	Motorola, Inc. *MOT*		620076109			03/05/04		9,300
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Edward Zander — For
	1.2	Elect Director H. Laurence Fuller — For
	1.3	Elect Director Judy Lewent — For
	1.4	Elect Director Walter Massey — For
	1.5	Elect Director Nicholas Negroponte —For
	1.6	Elect Director Indra Nooyi —For
	1.7	Elect Director John Pepper, Jr. — For
	1.8	Elect Director Samuel Scott III — For
	1.9	Elect Director Douglas Warner III —For
	1.10	Elect Director John White —For
	1.11	Elect Director Mike Zafirovski — For
	2	Limit Executive Compensation		Against	Against		ShrHoldr

While ISS understands the proponent’s concerns with escalating CEO pay, we believe that the proposal is unduly restrictive. The compensation committee, which is composed entirely of independent directors, should have the flexibility to determine the compensation of its senior executives based on a number of appropriate factors, rather then relying on an arbitrary formula. Furthermore, the features of this proposal would limit equity awards to time based restricted shares and set arbitrary caps on salary, bonus and severance, regardless of the company’s performance. As such, this item does not warrant shareholder approval.

Mgmt Rec - Company Management Recommended Vote	Page 93

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	3	Limit Awards to Executives		Against	Against		ShrHoldr

ISS believes that an independent compensation committee needs to have flexibility in constructing compensation packages for its top managers in order to remain competitive in the marketplace. The prohibition of all future stock options would effectively limit the company’s ability to retain and attract qualified management. This proposal is too restrictive, and does not warrant shareholder approval.

04/27/04 - A	National City Corp. *NCC*		635405103			03/05/04		4,300
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 5.15 percent is within the allowable cap for this company of 5.21 percent. Additionally, this plan expressly forbids repricing.

	3	Amend Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	4	Ratify Auditors		For	For		Mgmt

05/05/04 - A	Nationwide Financial Services, Inc. *NFS*		638612101			03/08/04		7,000
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director James G. Brocksmith, Jr. — For
	1.2	Elect Director Keith W. Eckel — For
	1.3	Elect Director James F. Patterson — For
	1.4	Elect Director Gerald D. Prothro — For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 7.10 percent is above the allowable cap for this company of 5.16 percent. Because this amendment would extend the life of a plan that exceeds the cost cap for an additional six years, we recommend a vote AGAINST this proposal.

	4	Approve Outside Director Stock Awards/Options in Lieu of Cash		For	For		Mgmt

We believe that the voting power dilution from this plan is reasonable. By paying directors a greater portion of their compensation in stock rather than cash, their interests may be more closely aligned with those of shareholders.

05/27/04 - A	Nextel Communications, Inc. *NXTL*		65332V103			04/02/04		17,500
	1	Elect Directors		For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote	Page 94

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	1.1	Elect Director Keith J. Bane — For

Vote FOR the directors.

	1.2	Elect Director V. Janet Hill — For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

09/22/03 - A	Nike, Inc. *NKE*		654106103			07/25/03		3,500
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Thomas E. Clarke as Class A Director — For

We recommend a vote FOR the directors with the exceptions of John R. Thompson, Jr. and Richard K. Donahue. We recommend that shareholders WITHHOLD votes from John R. Thompson, Jr. for poor attendance and Richard K. Donahue for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Ralph D. DeNunzio as Class A Director — For
	1.3	Elect Director Richard K. Donahue as Class A Director —Withhold
	1.4	Elect Director Delbert J. Hayes as Class A Director — For
	1.5	Elect Director Douglas G. Houser as Class A Director — For
	1.6	Elect Director Jeanne P. Jackson as Class A Director — For
	1.7	Elect Director Philip H. Knight as Class A Director — For
	1.8	Elect Director Charles W. Robinson as Class A Director — For
	1.9	Elect Director John R. Thompson, Jr. as Class A Director —Withhold
	1.10	Elect Director Jill K. Conway as Class B Director — For
	1.11	Elect Director Alan B. Graf, Jr. as Class B Director — For
	1.12	Elect Director John E. Jaqua as Class B Director — For
	1.13	Elect Director A. Michael Spence as Class B Director — For
	2	Amend Omnibus Stock Plan		For	Against		Mgmt

Vote Recommendation The total cost of the company’s plans of 8.40 percent is above the allowable cap for this company of 5.01 percent. Additionally, the plan allows repricing of underwater stock options without shareholder approval, which we believe reduces the incentive value of the plan.

	3	Ratify Auditors		For	For		Mgmt

03/25/04 - A	Nokia Corp.		654902204			01/30/04		6,600
Meeting for Holders of ADRs
	1	APPROVAL OF THE INCOME STATEMENTS AND THE BALANCE SHEETS.		For	For		Mgmt
	2	APPROVAL OF A DIVIDEND OF EUR 0.30 PER SHARE.		For	For		Mgmt
	3	APPROVAL OF THE DISCHARGE OF THE CHAIRMAN, THE MEMBERS OF THE BOARD OF DIRECTORS AND THE PRESIDENT FROM LIABILITY.		For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote	Page 95

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	4	Elect Directors		For	For		Mgmt
	5	Ratify Auditors		For	For		Mgmt
	6	APPROVAL OF THE PROPOSAL OF THE BOARD TO REDUCE THE SHARE CAPITAL THROUGH CANCELLATION OF NOKIA SHARES HELD BY THE COMPANY		For	For		Mgmt
	7	APPROVAL OF THE AUTHORIZATION TO THE BOARD TO INCREASE THE SHARE CAPITAL OF THE COMPANY.		For	For		Mgmt
	8	APPROVAL OF THE AUTHORIZATION TO THE BOARD TO REPURCHASE NOKIA SHARES.		For	For		Mgmt
	9	APPROVAL OF THE AUTHORIZATION TO THE BOARD TO DISPOSE NOKIA SHARES HELD BY THE COMPANY.		For	For		Mgmt
	10	APPROVAL OF THE PROPOSAL OF THE BOARD TO INCREASE THE CAPITAL OF THE FOUNDATION OF NOKIA CORPORATION.		For	For		Mgmt
	11	MARK THE FOR BOX IF YOU WISH TO INSTRUCT THE DEPOSITARY TO GIVE A PROXY TO ANY ONE OF MARIANNA UOTINEN-TARKOMA, ESA KAUNISTOLA, BOTH LEGAL COUNSELS OF NOKIA CORPORATION, TO AUTHORIZE ANY OF THEM (WITH FULL POWER OF SUBSTITUTION) TO VOTE, IN THEIR DISCR		None	Against		Mgmt

As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

05/18/04 - A	Northrop Grumman Corp. *NOC*		666807102			03/22/04		2,400
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Develop Ethical Criteria for Military Contracts		Against	Against		ShrHoldr

While ISS notes that the company could improve disclosure on its environmental and social initiatives an performance, we believe that it may be inappropriate to disclose detailed information about the contract evaluation and bidding process, as provision of this data may give insight into contractual agreements, thereby providing competition with bidding advantages or violating specific contractual agreements. Additionally, while ISS supports a sustainable approach to business operations, we also note that the federal government has stringent regulations regarding military and weapons production, and the associated contract bidding process. As such, while we urge Northrop Grumman to increase transparency on appropriate information regarding its business operations, we believe that the combination of federal regulation and the necessity to limit disclosure where it could affect the company’s competitive advantage outweigh the potential benefits that may be derived from this proposal.

	4	Declassify the Board of Directors		Against	For		ShrHoldr

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Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
04/30/04 - A	Occidental Petroleum Corp. *OXY*		674599105			03/03/04		5,900
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Non-Employee Director Restricted Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 4.89 percent is within the allowable cap for this company of 7.12 percent.

	4	Prohibit Awards to Executives		Against	Against		ShrHoldr

05/28/04 - A	Old Republic International Corp. *ORI*		680223104			03/22/04		8,550
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Jimmy A. Dew — Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from independent outsiders John M. Dixon, Wilbur S. Legg, John W. Popp and insider Jimmy A. Dew for failing to remove a dead-hand, slow-hand, or similar feature in the company’s poison pill.

	1.2	Elect Director John M. Dixon — Withhold
	1.3	Elect Director Wilbur S. Legg — Withhold
	1.4	Elect Director John W. Popp — Withhold

05/20/04 - A	ONEOK, Inc. *OKE*		682680103			03/25/04		9,000
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director William M. Bell — For

We recommend a vote FOR the directors with the exception of affiliated outsider J.D. Scott. We recommend that shareholders WITHHOLD votes from J.D. Scott for standing as an affiliated outsider on the Audit and Nominating committees.

	1.2	Elect Director Julie H. Edwards — For
	1.3	Elect Director Pattye L. Moore — For
	1.4	Elect Director J.D. Scott — Withhold
	1.5	Elect Director James C. Day — For
	2	Ratify Auditors		For	For		Mgmt

10/13/03 - A	Oracle Corp. *ORCL*		68389X105			08/21/03		46,300
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Lawrence J. Ellison — For

We recommend a vote FOR the directors.

	1.2	Elect Director Donald L. Lucas — For
	1.3	Elect Director Michael J. Boskin — For
	1.4	Elect Director Jeffrey O. Henley — For
	1.5	Elect Director Jack F. Kemp — For
	1.6	Elect Director Jeffrey Berg — For
	1.7	Elect Director Safra Catz — For
	1.8	Elect Director Hector Garcia-Molina — For
	1.9	Elect Director Joseph A. Grundfest — For
	1.10	Elect Director H. Raymond Bingham — For

Mgmt Rec - Company Management Recommended Vote	Page 97

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	3	Ratify Auditors		For	For		Mgmt
	4	Amend Non-Employee Director Omnibus Stock Plan		For	For		Mgmt

Vote Recommendation The total cost of the company’s plans of 11.14 percent is within the allowable cap for this company of 12.54 percent. Additionally, this plan expressly forbids repricing.

Shareholder Proposal
	5	Implement China Principles		Against	Against		ShrHoldr

Since the company has had no significant controversies or violations regarding its operations in China and has an established workplace code of conduct, we recommend a vote against this item.

04/27/04 - A	Paccar Inc. *PCAR*		693718108			03/01/04		4,800
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director David K. Newbigging — For
	1.2	Elect Director Harry C. Stonecipher — For
	1.3	Elect Director Harold A. Wagner — For
	2	Increase Authorized Common Stock		For	For		Mgmt

The requested increase of 200,000,000 shares is below the allowable threshold of 320,000,000 shares.

	3	Amend Deferred Compensation Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 5.57 percent is within the allowable cap for this company of 12.71 percent.

	4	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr

Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans. Ideally, a pill should include a two- to three-year sunset provision, a reasonable flip-in (20 percent or higher), and a chewable feature allowing shareholders to redeem the pill in the event of a takeover offer. In this case, the company’s rights plan, which was renewed in 1999, was not approved by shareholders nor does it embody the above features that ISS recommends. We therefore agree with the proponent that the current pill and any new pill be put to a shareholder vote.

	5	Limit Awards to Executives		Against	Against		ShrHoldr

We believe that there should be a positive linkage between executive pay and the company’s shareholder returns. Specifically, if total shareholder returns decrease over the long term, then executive compensation should follow suit and not increase as it has been observed in the case of some companies.

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Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues\		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

In this case, PACCAR has posted one-year, three-year, and five-year total shareholder returns of 89.53 percent, 41.42 percent, and 30.21 percent, respectively, outperforming its peer group (72.09 percent, 3.35 percent, and 6.80 percent) and the S&P 500 index (38.90 percent, - 1.51 percent, and -0.34 percent) over the same period. ISS also agrees that setting executive compensation is the responsibility of an independent compensation committee. In this case, the Compensation Committee is comprised of independent outsiders, which minimizes any conflicts of interests between the management and shareholders. The prohibition on all future stock option programs would affect the company’s ability to retain a large number of critical employees or attract qualified personnel. We also note that the company maintains a policy of expensing stock options which serves to discipline compensation practices and level the accounting playing field among different forms of pay. We believe this proposal is too restrictive, as it would prohibit executives from receiving stock options, a common form of equity award. As such, this item does not warrant shareholder approval

05/05/04 - A	PepsiCo, Inc. *PEP*		713448108			03/12/04		8,800
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	4	Report on Political Contributions/Activities		Against	Against		ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company’s adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In this case, the company notes that its contributions to political entities and the related disclosure comply with all applicable laws on this topic. The proposal asks that this report should be published within five business days of the annual meeting, and that reports disclosing the recipient and amount of each political contribution be made in a series of local and national newspapers. While ISS believes that increased disclosure is generally beneficial, it does not appear that the cost of preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of shareholder funds. In light of the potential costs associated with the requested report, we recommend that shareholders oppose this request

	5	Report on Operational Impact of HIV/AIDS, TB, and Malaria Pandemic		Against	Against		ShrHoldr

ISS generally supports proposals for increased

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Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

disclosure that promote good corporate citizenship while enhancing long-term shareholder value. For proposals related to HIV/AIDS reporting, we evaluate the scope of the company’s operations in these markets, the company’s current initiatives in developing countries to help address this healthcare crisis, and the nature of the company’s existing healthcare policies including healthcare access and benefits to local workers. In this case, we note that PepsiCo does appear to provide some information related to the HIV/AIDS, TB, and Malaria pandemic on its website. Further ISS notes that, despite its relatively small investments in Sub Saharan Africa, the company has taken several steps to address concerns related to the HIV/AIDS pandemic, including membership in the GBC, health care coverage, and continued evaluation and communication on this topic through a specially formed internal task force and reporting utilizing GRI guidelines. In this case, we believe that the company has taken certain actions to help address the affects of this healthcare crisis in emerging markets. These actions represent an acknowledgement of the effect that the HIV/AIDS, TB, and malaria pandemic could have on company strategy and operations. As such, when considering the scope of PepsiCo’s initiatives to address this crisis and current level of disclosure, we do not believe that the report requested in this proposal will provide information to shareholders commensurate with the potential difficulties and expense of preparing the report. Therefore, we do not recommend shareholder support for the resolution at this time.

04/22/04 - A	Pfizer Inc. *PFE*		717081103			02/27/04		48,720
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Michael S. Brown — For

We recommend a vote FOR the directors.

	1.2	Elect Director M. Anthony Burns — For
	1.3	Elect Director Robert N. Burt — For
	1.4	Elect Director W. Don Cornwell — For
	1.5	Elect Director William H. Gray III — For
	1.6	Elect Director Constance J. Horner — For
	1.7	Elect Director William R. Howell — For
	1.8	Elect Director Stanley O. Ikenberry — For
	1.9	Elect Director George A. Lorch — For
	1.10	Elect Director Henry A. Mckinnell — For
	1.11	Elect Director Dana G. Mead — For
	1.12	Elect Director Franklin D. Raines — For
	1.13	Elect Director Ruth J. Simmons — For
	1.14	Elect Director William C. Steere, Jr. — For
	1.15	Elect Director Jean-Paul Valles — For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 4.88 percent is within the allowable cap for this company of 6.79 percent. Additionally, this plan expressly forbids repricing.

	4	Report on Operational Impact of HIV/AIDS, TB, and Malaria Pandemic		Against	Against		ShrHoldr

In this case, we believe that the company has taken

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Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

certain actions to help address the affects of this healthcare crisis in emerging markets. These actions are similar in nature and scope to those taken by industry peers and competitors, and represent an acknowledgement of the effect that the HIV/AIDS, TB, and malaria pandemic could have on company strategy and operations. As such, when considering the scope of Pfizer’s initiatives to address this crisis and current level of disclosure, we do not believe that the report requested in this proposal will provide information to shareholders commensurate with the potential difficulties and expenses of preparing the report. Therefore, we do not recommend shareholder support for the resolution at this time.

	5	Cease Political Contributions/Activities		Against	Against		ShrHoldr

Interaction between corporate America and the political process has been a topic of debate for several years. Increasing scrutiny during and election year and in the wake of corporate scandals has led to a surge in shareholder activism on issues of political contributions. Opponents of corporate political contributions argue that companies spending scarce resources on expensive lobbying efforts and donating to PACs would be better off investing that money on new procedures that will better position the company to deal with the coming regulations or improve its operations. Conversely, corporate responses tend to suggest that company involvement in the political process can be beneficial to the business interests of the company and, ultimately, shareholder value.

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company’s adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In this case, the proponent has requested that the company completely refrain from political contributions without providing a business case for the resolution. Moreover, we note that the company complies with all appropriate state and federal laws regarding campaign contributions. Therefore, based on the level of government oversight on political contributions and lack of supporting information for this proposal, ISS recommends that shareholders vote against this item.

	6	Report on Political Contributions/Activities		Against	Against		ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company’s adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In the case of Pfizer, we note that the company follows all state and local laws regarding contributions to political candidates or organizations. Additionally, interested parties can view information on the company’s political contributions and donations on a report published at the end of each election cycle. Finally, the scope and nature of the information requested in this proposal may not be substantially different from data currently available and could prove costly and difficult for the company to publish in a formal report. As such, it does not appear that preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of shareholder funds.

	7	Establish Term Limits for Directors		Against	Against		ShrHoldr

Under an effective corporate governance system,

Mgmt Rec - Company Management Recommended Vote	Page 101

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
shareholders have the right to express their preferences each year by voting on directors at the annual meeting. Thus, shareholders can remove or reelect directors as they see fit.

	8	Report on Drug Pricing		Against	Against		ShrHoldr

When evaluating drug-pricing proposals, ISS considers the economic benefits of providing subsidized drugs (e.g., public goodwill) against the potential costs in terms of reduced profits, lower R&D spending, and harm to competitiveness. Additionally, the company’s current policies are taken into account, including any existing subsidy or donor programs that make life-saving pharmaceuticals more accessible to financially needy patients. Finally, we consider the degree to which peer companies have implemented price restraints. Specifically, this proposal calls for the company to limit price increases to a level below that of the annual inflation rate, and report to shareholders on these initiatives. While ISS generally supports increased disclosure that may help shareholders better evaluate their investment, the cost and difficulty in generating this information should be offset by benefits gained from the report. In this case, we also note that the structure of the proposal includes commitment to a pricing policy along with the report. Pfizer has implemented several programs to assist in increasing accessibility to their products for the financially needy. Additionally, the company provides information on these discount, subsidy, and assistance programs in its public filings and on the company website. Finally, ISS agrees with the company that linking drug pricing to the inflation rate may place the company at a competitive disadvantage by artificially discounting prices below those of competitors’ products and limiting resources to invest in research and development. Therefore, ISS recommends that shareholders vote against this proposal.

	9	Limit Awards to Executives		Against	Against		ShrHoldr
	10	Amend Animal Testing Policy		Against	Against		ShrHoldr

In this case, Pfizer has developed a policy that calls for utilizing in vitro testing wherever possible provided it complies with regulations and does not effect the analysis of treatment effectiveness or patient safety. Additionally, in some cases alternative methods of testing may be not feasible or meet criteria established by the government. Moreover, the level of live animal testing at Pfizer appears to be consistent with industry standards on the topic. As such, ISS does not recommend shareholder support for the resolution at this time.

04/28/04 - A	Piper Jaffray Cos *PJC*		724078100			03/03/04		154
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 17.20 percent is within the allowable cap for this company of 19.59 percent. Additionally, this plan expressly forbids repricing.

	3	Ratify Auditors		For	For		Mgmt

04/27/04 - A	PNC Financial Services Group, Inc. *PNC*		693475105			02/27/04		3,800
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Paul Chellgren — For

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Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

We recommend a vote FOR the directors with the exception of Richard B. Kelson. We recommend that shareholders WITHHOLD votes from Richard B. Kelson for standing as an affiliated outsider on the Audit Committee.

	1.2	Elect Director Robert Clay — For
	1.3	Elect Director J. Gary Cooper — For
	1.4	Elect Director George Davidson, Jr. — For
	1.5	Elect Director Richard Kelson — Withhold
	1.6	Elect Director Bruce Lindsay — For
	1.7	Elect Director Anthony Massaro — For
	1.8	Elect Director Thomas O’Brien — For
	1.9	Elect Director Jane Pepper — For
	1.10	Elect Director James Rohr — For
	1.11	Elect Director Lorene Steffes — For
	1.12	Elect Director Dennis Strigl — For
	1.13	Elect Director Stephen Thieke — For
	1.14	Elect Director Thomas Usher — For
	1.15	Elect Director Milton Washington — For
	1.16	Elect Director Helge Wehmeier — For

04/15/04 - A	PPG Industries, Inc. *PPG*		693506107			02/17/04		2,700
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/18/04 - A	Principal Financial Group, Inc. *PFG*		74251V102			03/19/04		3,900
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director David J. Drury — For
	1.2	Elect Director C. Daniel Gelatt — For
	1.3	Elect Director Sandra L. Helton — For
	1.4	Elect Director Federico F. Pena — For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

05/18/04 - A	ProLogis *PLD*		743410102			03/17/04		1,900
	1	Elect Directors		For	For		Mgmt
	2	Approve Non-Employee Director Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 2.05 percent is within the allowable cap for this company of 5.36 percent.

	3	Ratify Auditors		For	For		Mgmt

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Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/08/04 - A	Prudential Financial Inc *PRU*		744320102			04/12/04		8,400
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Arthur F. Ryan — For
	1.2	Elect Director Gaston Caperton — For
	1.3	Elect Director Gilbert F. Casellas — For
	1.4	Elect Director Karl J. Krapek — For
	1.5	Elect Director Ida F.S. Schmertz — For
	2	Ratify Auditors		For	For		Mgmt
	3	Cease Charitable Contributions		Against	Against		ShrHoldr

ISS generally believes that charitable contributions are beneficial to the company when they are donated in good faith and in the absence of gross negligence or self-dealing of management. These contributions assist in worthwhile causes and can help generate goodwill within the community. Prudential Financial’s charitable contributions donate to causes that management believes are beneficial to the communities in which the company operates and in the best interests of the company. Therefore, lacking evidence to the contrary, we believe that continuing these charitable contributions is in the best interests of the shareholders.

	4	Declassify the Board of Directors		Against	For		ShrHoldr

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote.

04/20/04 - A	Public Service Enterprise Group Inc. *PEG*		744573106			02/20/04		5,700
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Albert R. Gamper, Jr. — For

We recommend a vote FOR the directors.
	1.2	Elect Director Ernest H. Drew — For
	1.3	Elect Director William V. Hickey — For
	1.4	Elect Director Richard J. Swift — For
	2	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 3.47 percent is within the allowable cap for this company of 6.69 percent. Additionally, this plan expressly forbids repricing.

	3	Ratify Auditors		For	For		Mgmt
	4	Require Two Candidates for Each Board Seat		Against	Against		ShrHoldr

03/02/04 - A	QUALCOMM Inc. *QCOM*		747525103			01/02/04		2,000
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Adelia A. Coffman — Withhold

We recommend a vote FOR the directors with the exception of affiliated outsider Adelia A. Coffman. We recommend that shareholders WITHHOLD votes from Adelia A. Coffman for standing as an affiliated outsider on the Audit and Compensation committees.

	1.2	Elect Director Raymond V. Dittamore — For

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Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	1.3	Elect Director Irwin Mark Jacobs — For
	1.4	Elect Director Richard Sulpizio — For
	2	Amend Stock Option Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 9.28 percent is within the allowable cap for this company of 12.67 percent. Additionally, this plan expressly forbids repricing.

	3	Ratify Auditors		For	For		Mgmt
	4	Declassify the Board of Directors		Against	For		ShrHoldr

ISS recognizes that approval of this item would not, in and of itself, eliminate the classified board structure, because two-thirds of outstanding common shares would be needed to approve a separate proposal to amend the certificate of incorporation. However, ISS recommends that shareholders support this proposal, which provides that the board take the necessary steps to elect the directors on an annual basis.

05/20/04 - A	Radioshack Corp. *RSH*		750438103			03/23/04		7,500
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Frank J. Belatti — For

We recommend a vote FOR the directors with the exception of independent outsider Lawrence V. Jackson. We recommend that shareholders WITHHOLD votes from Lawrence V. Jackson for poor attendance.

	1.2	Elect Director Ronald E. Elmquist — For
	1.3	Elect Director Robert S. Falcone — For
	1.4	Elect Director Daniel R. Feehan — For
	1.5	Elect Director Richard J. Hernandez — For
	1.6	Elect Director Lawrence V. Jackson — Withhold
	1.7	Elect Director Robert J. Kamerschen — For
	1.8	Elect Director H. Eugene Lockhart — For
	1.9	Elect Director Jack L. Messman — For
	1.10	Elect Director William G. Morton, Jr. — For
	1.11	Elect Director Thomas G. Plaskett — For
	1.12	Elect Director Leonard H. Roberts — For
	1.13	Elect Director Edwina D. Woodbury — For
	2	Approve Deferred Compensation Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 6.18 percent is within the allowable cap for this company of 8.59 percent.

	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

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Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
05/05/04 - A	Raytheon Co. *RTN*		755111507			03/08/04		6,700
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John M. Deutch — For
Conclusion
	1.2	Elect Director Michael C. Ruettgers — For
	1.3	Elect Director William R. Spivey — For
	1.4	Elect Director William H. Swanson — For
	1.5	Elect Director Linda G. Stuntz — For
	2	Ratify Auditors		For	For		Mgmt
	3	Develop Ethical Criteria for Military Contracts		Against	Against		ShrHoldr

Conclusion We believe that the combination of federal regulation, the current level of disclosure by Raytheon, and the necessity to limit disclosure where it could affect the company’s competitive advantage outweigh the potential benefits that may be derived from this proposal. We therefore recommend that shareholders vote against this proposal.

	4	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr

Conclusion Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans. The board has taken an important first step in addressing shareholder concerns by redeeming an existing pill. However, the board has not fully complied with the previously supported shareholder proposals regarding poison pills. ISS considers withholding votes for directors who ignore shareholder proposals that have been passed two years in a row by a majority of votes cast. Further, ISS applies a one year test where the proposal was approved with a majority of the shares outstanding, as was the case in 2003. With respect to the shareholder proposal regarding poison pills, we do not consider the shareholder approval clocks as having been reset because of the company’s half-step towards implementing the will of shareholders. We will closely monitor management’s response to this year’s vote on this proposal and, if necessary, will recommend the withholding of votes for nominated directors at next year’s meeting.

	5	Declassify the Board of Directors		Against	For		ShrHoldr

Conclusion The ability to elect directors is the single most important use of the shareholder vote, and all directors should be accountable on an annual basis. ISS policy promotes the declassification of company boards and therefore we would recommend shareholders to vote in favor of this proposal. Similarly the board has failed also to implement the proposal supporting the annual election of directors, which received a majority of votes cast in 2000-2002. Further, the company has not expressed any plans to implement this proposal and has defended the classification of the board as being in shareholders’ interests. Although there was no similar proposal presented in 2003, nevertheless we believe that the restatement of the proposal this year re-emphasizes the importance that shareholders place on this issue. As we note above, where directors consistently fail to implement the desires of shareholders, our policy is

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Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

to withhold votes from those nominated directors that were directors during the relevant period. Therefore, if this proposal is approved by a majority of the votes cast and the company fails to implement it accordingly, we will recommend that shareholders withhold votes from those directors nominated next year. We note, however, that the board has failed to implement the previously supported shareholder proposals regarding annual election of directors. Although we recognize that shareholder proposals are not binding on the company, ISS considers withholding votes for directors who ignore shareholder proposals that have been passed two years in a row by a majority of votes cast. With respect to the shareholder proposal regarding the election of directors, we do not consider the two-year shareholder approval clock as having been fully reset because this topic was not proposed at the 2003 company meeting. Rather, we view that the re-presentation of the proposal this year emphasizes the importance shareholders place on this issue. We will closely monitor management’s response to this year’s vote on this proposal and, if necessary, will recommend the withholding of votes for directors nominated at next year’s meeting.

	6	Implement MacBride Principles		Against	Against		ShrHoldr

Conclusion Based on the fact that the existing reporting requirements are substantially similar to the MacBride Principles, the potential difficulties associated with full implementation of the Principles, and the lack of any specific controversies regarding the company’s operations in Northern Ireland, we recommend that shareholders vote against this proposal.

	7	Expense Stock Options		Against	For		ShrHoldr

Conclusion ISS supports the general principle motivating this non-binding proposal. In the wake of financial reporting problems and excessive executive compensation at companies like Enron Corp., Worldcom Inc., and Tyco International Ltd., we agree with the growing investor consensus that companies should expense the costs associated with stock options in order to increase the accuracy of their financial statements. Given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as “no-cost” compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse. Although options do not result in a cash outlay to companies, they represent a bona fide cost to shareholders, in the form of value transfer, that should be reflected in the financial statements like other forms of compensation. Options also represent an opportunity cost to issuers by depriving them of the funds they would have otherwise received by selling the shares in the open market. By not subtracting the cost of options, companies can report artificially high earnings that distort true operating performance and lead to abuses of executive pay. Expensing would discipline compensation practices and level the accounting playing field among different forms of pay, including other types of equity-based awards, such as

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indexed options and restricted stock, which currently must be charged to earnings. More important, expensing would provide earnings clarity, which would help restore investor confidence. Therefore, we recommend that shareholders vote in favor of this proposal.

	8	Submit Executive Pension Benefit to Vote		Against	For		ShrHoldr

Conclusion ISS believes that shareholders should have the opportunity to vote on extraordinary pension benefits beyond those offered under employee-wide plans, such as credit for years of service not actually worked, preferential benefit formulas, and accelerated vesting of pension benefits. Because the company’s SERP appears to confer extraordinary benefits not included in employee-wide plans, we believe that the SERP proposal warrants shareholder support.

	9	Limit Executive Compensation		Against	Against		ShrHoldr

Conclusion Although each element of the proposal has aspects that cause us to vote against the proposal, it is important to re-emphasize that had we been in favor of any of the elements, we would nevertheless had to vote against the whole proposal. Therefore, it is important to ensure that proposals are sufficiently focused—as far as possible, proposals should focus on a specific element rather than attempt to cover a general list of points.

02/04/04 - A	Rockwell Automation Inc *ROK*		773903109			12/08/03		2,800
	A.1	Elect Director Don H. Davis, Jr.		For	For		Mgmt

We recommend a vote FOR the directors.

	A.2	Elect Director William H. Gray, III		For	For		Mgmt
	A.3	Elect Director William T. McCormick, Jr.		For	For		Mgmt
	A.4	Elect Director Keith D. Nosbusch		For	For		Mgmt
	B	Ratify Auditors		For	For		Mgmt
	C	Amend Omnibus Stock Plan		For	For		Mgmt

Vote Recommendation The total cost of the company’s plans of 6.98 percent is within the allowable cap for this company of 8.51 percent. Additionally, this plan expressly forbids repricing.

05/20/04 - A	Ross Stores, Inc. *ROST*		778296103			03/22/04		4,900
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Michael J. Bush — Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from Audit Committee member Michael J. Bush for standing as an affiliated outsider on the Audit and Nominating committees, and for failure to establish a majority independent board. We also recommend that shareholders WITHHOLD votes from affiliated outsider Norman A. Ferber and from insider James C. Peters for failure to establish a majority independent board.

	1.2	Elect Director Norman A. Ferber — Withhold
	1.3	Elect Director James C. Peters — Withhold
	2	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the

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company’s plans of 11.90 percent is within the allowable cap for this company of 12.49 percent. Additionally, this plan expressly forbids repricing.

	3	Increase Authorized Common Stock		For	For		Mgmt
	4	Ratify Auditors		For	For		Mgmt

10/10/03 - A	RPM International Inc. *RPM*		749685103			08/15/03		11,100
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Bruce A. Carbonari — For

We recommend a vote FOR the directors.

	1.2	Elect Director James A. Karman — For
	1.3	Elect Director Donald K. Miller — For
	1.4	Elect Director Joseph P. Viviano — For
	2	Approve Non-Employee Director Restricted Stock Plan		For	For		Mgmt

Vote Recommendation The total cost of the company’s plans of 3.98 percent is within the allowable cap for this company of 11.24 percent.

06/08/04 - A	Saks Incorporated *SKS*		79377W108			04/01/04		14,300
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Stanton J. Bluestone — Withhold

We recommend a vote FOR Robert B. Carter, but WITHHOLD votes from all the other nominees. We recommend that shareholders WITHHOLD votes from Stanton J. Bluestone for standing as an affiliated outsider on the Audit Committee and for failing to remove a dead-hand, slow-hand, or similar feature in the company’s poison pill and from Donald E. Hess for standing as an affiliated outsider on the Compensation Committee and for failing to remove a dead-hand, slow-hand, or similar feature in the company’s poison pill. We also recommend that shareholders WITHHOLD votes from independent outsider Julius W. Erving and insiders Stephen I. Sadove and George L. Jones for failing to remove a dead-hand, slow-hand, or similar feature in the company’s poison pill.

	1.2	Elect Director Robert B. Carter — For
	1.3	Elect Director Julius W. Erving — Withhold
	1.4	Elect Director Donald E. Hess — Withhold
	1.5	Elect Director George L. Jones — Withhold
	1.6	Elect Director Stephen I. Sadove — Withhold
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 7.35 percent is within the allowable cap for this company of 10.33 percent. Additionally, this plan expressly forbids repricing. ISS noted that the named officers of the company received approximately 32.40 percent of the total 2003 equity grants.

	4	Declassify the Board of Directors		Against	For		ShrHoldr

ISS recommends shareholders to vote FOR this shareholder proposal.

	5	Provide for Cumulative Voting		Against	For		ShrHoldr

In this case, the company fails to meet all of the

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aforementioned corporate governance and performance criteria. Specifically, the company’s board is classified, shareholders do not have the ability to call special meetings or to act by written consent with 90 days’ notice and the company currently has a shareholder rights plan. Moreover, the company’s fiscal stock performance trailed the industry peers for the three-year and five-year period as seen in the performance summary table. Accordingly, the proposal warrants shareholder support.

05/20/04 - A	Sandisk Corp. *SNDK*		80004C101			03/30/04		11,000
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

10/30/03 - A	Sara Lee Corp. *SLE*		803111103			09/02/03		9,100
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director J.T. Battenberg III — For

We recommend a vote FOR the directors.

	1.2	Elect Director Charles W. Coker — For
	1.3	Elect Director James S. Crown — For
	1.4	Elect Director Willie D. Davis — For
	1.5	Elect Director Vernon E. Jordan, Jr. — For
	1.6	Elect Director Laurette T. Koellner — For
	1.7	Elect Director Cornelis J.A. Van Lede — For
	1.8	Elect Director Joan D. Manley — For
	1.9	Elect Director Cary D. McMillan — For
	1.10	Elect Director C. Steven McMillan — For
	1.11	Elect Director Rozanne L. Ridgway — For
	1.12	Elect Director Richard L. Thomas — For
	2	Ratify Auditors		For	For		Mgmt
Shareholder Proposals
	3	Report on Charitable Contributions		Against	Against		ShrHoldr

As the company complies with current laws and regulations regarding charitable contributions, and the requested level of detail would not appear to provide substantial benefit to shareholders, we recommend shareholders oppose this request.

	4	Implement and Monitor Code of Corporate Conduct—ILO Standards		Against	Against		ShrHoldr

Given that the company already has a policy in place and uses third-party certification of apparel facilities, we do not believe that support of this proposal is warranted at this time.

04/30/04 - A	SBC Communications Inc. *SBC*		78387G103			03/02/04		22,363
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director James E. Barnes — For
	1.2	Elect Director James A. Henderson — For
	1.3	Elect Director John B. McCoy — For
	1.4	Elect Director S. Donley Ritchey — For
	1.5	Elect Director Joyce M. Roche — For
	1.6	Elect Director Patricia P. Upton — For
	2	Ratify Auditors		For	For		Mgmt

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	3	Amend Bylaws		For	For		Mgmt

ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders’ interests.

	4	Report on Political Contributions/Activities		Against	Against		ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company’s adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In the case of SBC Communications, we note that the company follows all state and local laws regarding contributions to political candidates or organizations. Moreover, the company’s attorneys closely monitor compliance with these laws. Finally, the extensive scope of the reports requested in this proposal may not be substantially different from information currently available and could prove costly and difficult for the company to publish in a formal report. As such, it does not appear that preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of shareholder funds.

	5	Change Size of Board of Directors		Against	Against		ShrHoldr

Given that: (1) the company’s corporate governance guidelines address the proponent’s concern regarding the size of the board and (2) the company has laid out a plan to reduce the size of the board to 13 directors by 2006, we do not believe this item warrants shareholder support.

05/13/04 - A	Sears, Roebuck & Co. *S*		812387108			03/15/04		4,400
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director William L. Bax — For

ISS Conclusion: We recommend a vote FOR William L. Bax but WITHHOLD votes from all of the other nominees. We recommend that shareholders WITHHOLD votes from insider Alan J. Lacy, and independent outsiders Hugh B. Price and Donald J. Carty for failure to implement the board declassification proposal.

	1.2	Elect Director Donald J. Carty — Withhold
	1.3	Elect Director Alan J. Lacy — Withhold
	1.4	Elect Director Hugh B. Price — Withhold
	2	Ratify Auditors		For	For		Mgmt
	3	Declassify the Board of Directors		Against	For		ShrHoldr

ISS Conclusion: Because the ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis, and because this proposal has received majority shareholder support in each of the past two years, we recommend that shareholders vote for this proposal.

	4	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr

ISS Conclusion: Because the company refuses to put any future pill to a shareholder vote, and because the pill proposal has received shareholder support in each of the past two years, we recommend that shareholders support this proposal.

	5	Establish Other Board Committee		Against	For		ShrHoldr

ISS Conclusion: Since the underlying purpose of

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this proposal is to provide an effective communication mechanism between the company’s shareholders and its board, we believe it to be in the best interest of the shareholders. As such, this proposal warrants a shareholder approval.

05/04/04 - A	Sigma-Aldrich Corp. *SIAL*		826552101			03/05/04		2,200
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Increase Authorized Common Stock		For	For		Mgmt

04/21/04 - A	Sonoco Products Co. *SON*		835495102			02/20/04		5,600
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director F.L.H. Coker — For
	1.2	Elect Director C.C. Fort — For
	1.3	Elect Director B.L.M. Kasriel — For
	1.4	Elect Director J.H. Mullin, III — For
	1.5	Elect Director T.E. Whiddon — For
	1.6	Elect Director J.M. Micali — For
	2	Seek Sale of Company/Assets		Against	Against		ShrHoldr

In our opinion, there is no compelling evidence that the drastic measure described by the proponent is in shareholders’ best interests.

05/26/04 - A	Southern Company *SO*		842587107			03/29/04		6,900
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Daniel P. Amos — For
	1.2	Elect Director Dorrit J. Bern — For
	1.3	Elect Director Francis S. Blake — For
	1.4	Elect Director Thomas F. Chapman — For
	1.5	Elect Director H. Allen Franklin — For
	1.6	Elect Director Bruce S. Gordon — For
	1.7	Elect Director Donald M. James — For
	1.8	Elect Director Zack T. Pate — For
	1.9	Elect Director J. Neal Purcell — For
	1.10	Elect Director David M. Ratcliffe — For
	1.11	Elect Director Gerald J. St. Pe — For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Outside Director Stock in Lieu of Cash		For	For		Mgmt

We believe that the voting power dilution from this plan is reasonable. By paying directors a greater portion of their compensation in stock rather than cash, their interests may be more closely aligned with those of shareholders.

04/28/04 - A	SPX Corp. *SPW*		784635104			03/08/04		2,700
	1	Elect Directors		For	For		Mgmt

06/17/04 - A	Staples, Inc. *SPLS*		855030102			04/19/04		3,000
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Arthur M. Blank — For
	1.2	Elect Director Gary L. Crittenden — For
	1.3	Elect Director Martin Trust — For
	1.4	Elect Director Paul F. Walsh — For
	2	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the

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company’s plans of 7.87 percent is within the allowable cap for this company of 9.92 percent. Additionally, this plan expressly forbids repricing.

	3	Amend Employee Stock Purchase Plan	For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Amend Employee Stock Purchase Plan	For	For		Mgmt

ISS approves of this item because the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	5	Ratify Auditors	For	For		Mgmt
	6	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote	Against	Against		ShrHoldr

Conclusion Given that the plan has already expired, and that the board has determined not to renew the plan, this proposal has become moot. Therefore, we recommend that shareholders vote against this item.

	7	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote	Against	For		ShrHoldr

Conclusion Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans. Ideally, a pill should include a two- to three-year sunset provision, a reasonable flip-in (20 percent or higher), and a chewable feature allowing shareholders to redeem the pill in the event of a takeover offer.

	8	Limit Executive Compensation	Against	Against		ShrHoldr

Conclusion ISS policy is to recommend voting against proposals that seek to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

	9	Prohibit Auditor from Providing Non-Audit Services	Against	Against		ShrHoldr

Conclusion In this case, the company states that the Audit Committee pre-approves all services by Ernst & young LLP, the company’s independent auditors in compliance with the rules of Sarbanes-Oxley Act. Also, the aggregate fees paid for ‘tax services’ and ‘other services’ are less than the aggregate fees paid for ‘audit services’ and ‘audit-related services’. Therefore, we believe this proposal does not warrant shareholder support.

07/25/03 - A	Steris Corp. *STE*	859152100			05/29/03		10,000
	1	Elect Directors	For	For		Mgmt
	1.1	Elect Director Stephen R. Hardis — For

We recommend a vote FOR the directors.

	1.2	Elect Director Raymond A. Lancaster — For
	1.3	Elect Director J.B. Richey — For
	1.4	Elect Director Les C. Vinney — For
Shareholder Proposal
	2	Declassify the Board of Directors	Against	For		ShrHoldr

05/20/04 - A	Storage Technology Corp. *STK*	862111200			04/02/04		3,000
	1	Elect Directors	For	For		Mgmt

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Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	1.1	Elect Director James R. Adams — For
	1.2	Elect Director Charles E. Foster — For
	1.3	Elect Director Mercedes Johnson — For
	1.4	Elect Director William T. Kerr — For
	1.5	Elect Director Robert E. Lee — For
	1.6	Elect Director Patrick J. Martin — For
	1.7	Elect Director Judy C. Odom — For
	2	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 10.94 percent is within the allowable cap for this company of 12.59 percent. Additionally, this plan expressly forbids repricing.

	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	4	Provide for Cumulative Voting		Against	For		ShrHoldr

In this case, the company fails to meet the performance criteria. Accordingly, the proposal warrants shareholder support.

04/28/04 - A	TECO Energy, Inc. *TE*		872375100			02/18/04		13,700
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Tom L. Rankin — For

ISS recommends a vote FOR all director nominees, but advocates for a more transparent disclosure on executive compensation.

	1.2	Elect Director William D. Rockford — For
	1.3	Elect Director J. Thomas Touchton — For
	2	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 3.83 percent is within the allowable cap for this company of 5.22 percent. Additionally, this plan expressly forbids repricing.

	3	Ratify Auditors		For	For		Mgmt
	4	Limit Executive Compensation		Against	Against		ShrHoldr

According to the company’s proxy materials, the long-term component of the company’s incentive compensation program consists of equity-based grants which have been in the form of stock options and restricted stock. The Compensation Committee’s policy has been to base individual awards on an annual study by its outside consultant comparing the value of long-term incentive grants to salary levels in the energy services industry. The performance-based restricted stock granted in 2003 has a payout that is dependent upon the total return of the company’s common stock over a three-year period relative to that of the median company (in terms of total return) in the Dow Jones Electric Utility Index.

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The Compensation Committee states that this index was selected because it allows for more readily available computations of the total return of a peer group than the S&P Electric Utility Index. If the common stock’s total return is equal to that of the median company during the three-year period, the payout will be equal to 90 percent of the target amount. If the total return is in the top ten percent of the companies in the index, the payout will be at 200 percent. If the total return is in the bottom one-third of these companies, there will be no payout. A minimum payout of 50 percent of target will be made if performance is equal to the 33/ 3 percentile. The payout for performance between the top 10 percent and the bottom one-third is prorated. The time-vested restricted stock granted in 2003 vests following three years of service. The stock options granted in 2003 vest over a three-year period and have a ten-year term. In addition, the board has adopted stock ownership guidelines of five times base salary for the CEO and three times base salary for the other executive officers. These guidelines allow the executives five years to acquire this amount of stock and do not recognize stock options as shares owned. With respect to the proponent’s request, the company already utilizes restricted stock as part of its executive compensation package. In addition, the company: (1) has disclosed the performance criteria (total shareholder return) utilized in the determination of payouts attributable to performance based restricted stock and (2) requires a three year vesting schedule for its restricted stock grants to executives. Although the company is not in compliance with the proponent’s request for no dividend or proxy voting rights and a 100 percent retention ratio pursuant to the restricted share program, we believe that such requests are overly restrictive. A 100 percent retention ratio (all shares granted pursuant to the restricted share program should be retained by the senior executives for the duration of their tenure with the company) is too restrictive. ISS believes that a meaningful retention ratio is at least 50 percent for full tenure. The company’s 2004 Equity Incentive Plan (2004 Plan) allows for dividend rights with respect to restricted shares and is silent on whether restricted share grants may be granted proxy voting rights. We believe that the company should be given the latitude to grant dividend rights in its structuring of the terms of its restricted stock grants. Although we would object to proxy voting rights for restricted shares, the official plan document of the 2004 Plan does not expressly allow for this right. According to ISS, the company is currently in compliance with the aspects of the proposal which ISS supports. We also note the fact that, according to ISS, the cost of the 2004 Plan (the plan pursuant to which the company makes its restricted stock grants) is reasonable. In addition, the shareholder value transfer attributable to the company’s equity compensation is below its industry group and primary index, as illustrated in the Comparison of Cost and Dilution with Peers table in Item 3, and the company’s the burn rate is also below its industry group and primary index, as illustrated in the Comparative Burn Rate table in Item 3. Finally, it should also be noted that CEO’s total direct compensation, which includes restricted stock grants) has decreased from 2002 to 2003. In light of the fact that: (1) the company’s overall executive and equity compensation packages are reasonable and (2) the company currently complies with the

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components of the proposal which ISS supports, we do not believe this item warrants shareholder support at this time.

	5	Expense Stock Options		Against	For		ShrHoldr

ISS supports the general principle motivating this non-binding proposal. In the wake of financial reporting problems and excessive executive compensation at companies like Enron Corp., Worldcom Inc., and Tyco International Ltd., we agree with the growing investor consensus that companies should expense the costs associated with stock options in order to increase the accuracy of their financial statements. Although companies can choose to expense options, the Financial Accounting Standards Board (FASB) does not require it. Since the expensing of options lowers earnings, most companies have elected not to do so. Instead, most companies have opted to disclose option values only in the footnotes to their annual reports. In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options have had flexibility in their selection of a specific valuation methodology. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as “no-cost” compensation. We believe that stock options should be expensed along with other forms of compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse.

07/23/03 - A	Tenet Healthcare Corp. *THC*		88033G100			06/02/03		16,600
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Lawrence Biondi, S.J. — For

We recommend a vote FOR the directors.

	1.2	Elect Director Van B. Honeycutt — For
	1.3	Elect Director Edward A. Kangas — For
	2	Declassify the Board of Directors		For	For		Mgmt

ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders’ interests.

	3	Ratify Auditors		For	For		Mgmt
Shareholder Proposal
	4	Require Majority of Independent Directors on Board		Against	Against		ShrHoldr

An independent board is one way to assure that shareholder interests will be adequately represented by a board that is independent of management and that does not have an interest in the company that differs from the interests of other shareholders. In this case, however, we believe that the board is sufficiently independent.

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05/06/04 - A	Tenet Healthcare Corp. *THC*		88033G100			03/11/04		15,800
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Trevor Fetter — For

While ISS recommends voting for all directors up for election this year, ISS will continue to monitor the company’s events surrounding board members, executive compensation and alleged misconduct in billing practices.

	1.2	Elect Director Van B. Honeycutt — For
	1.3	Elect Director John C. Kane — For
	1.4	Elect Director Edward A. Kangas — For
	1.5	Elect Director J. Robert Kerrey — For
	1.6	Elect Director Richard R. Pettingill — For
	2	Ratify Auditors		For	For		Mgmt

04/15/04 - A	Texas Instruments Inc. *TXN*		882508104			02/17/04		23,340
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Expense Stock Options		Against	For		ShrHoldr

In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options have had flexibility in their selection of a specific valuation methodology. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as “no-cost” compensation. We believe that stock options should be expensed along with other forms of compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse.

04/28/04 - A	Textron Inc. *TXT*		883203101			03/05/04		3,500
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Kathleen M. Bader — For
	1.2	Elect Director R. Kerry Clark — For
	1.3	Elect Director Ivor J. Evans — For
	1.4	Elect Director Lord Powell of Bayswater KCMG —For
	2	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 4.77 percent is within the allowable cap for this company of 7.28 percent.

	3	Approve Stock-for-Salary/Bonus Plan		For	For		Mgmt

VI. Vote Recommendation The total cost of the company’s plans of 3.54 percent is within the allowable cap for this company of 7.28 percent.

	4	Ratify Auditors		For	For		Mgmt
	5	Report on Foreign Weapons Sales		Against	Against		ShrHoldr

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Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

In view of the fact that the company already complies with government controls and disclosure requirements for its foreign military sales, that the company provides some additional, appropriate information on foreign sales in its annual report, and that disclosure of sensitive and confidential information could put the company at a competitive disadvantage in the contract bidding process, we do not believe that this proposal is in the best economic interests of shareholders.

	6	Report on Political Contributions/Activities		Against	Against		ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company’s adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In the case of Textron, we note that the company complies with laws regarding contributions to political candidates or organizations. Moreover, the extensive scope of the reports requested in this proposal may not be substantially different from information currently available and could prove costly and difficult for the company to publish in a formal report. As such, it does not appear that preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of shareholder funds.

	7	Cease Charitable Contributions		Against	Against		ShrHoldr

ISS generally believes that charitable contributions are beneficial to the company when they are donated in good faith and in the absence of gross negligence or self-dealing of management. These contributions assist in worthwhile causes and can help generate goodwill within the community. Textron’s Corporate Giving Program engages and donates to causes that management believes are beneficial to the communities in which the company operates and in the best interests of the company. Therefore, lacking evidence to the contrary, we believe that continuing these charitable contributions is in the best interests of the shareholders.

05/18/04 - A	The Allstate Corp. *ALL*		020002101			03/19/04		5,000
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director F. Duane Ackerman — For
	1.2	Elect Director James G. Andress — For
	1.3	Elect Director Edward A. Brennan — For
	1.4	Elect Director W. James Farrell — For
	1.5	Elect Director Jack M. Greenberg — For
	1.6	Elect Director Ronald T. LeMay — For
	1.7	Elect Director Edward M. Liddy — For
	1.8	Elect Director J. Christopher Reyes — For
	1.9	Elect Director H. John Riley, Jr. — For
	1.10	Elect Director Joshua I. Smith — For
	1.11	Elect Director Judith A. Sprieser — For
	1.12	Elect Director Mary Alice Taylor — For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and

Mgmt Rec - Company Management Recommended Vote	Page 118

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Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	4	Amend Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	5	Provide for Cumulative Voting		Against	For		ShrHoldr

While the company meets most of the aforementioned corporate governance provisions, it does not allow shareholders to call for special meetings or to act by written consent with 90 days’ notice. Accordingly, the proposal warrants shareholder support.

03/31/04 - A	The Bear Stearns Companies Inc. *BSC*		073902108			02/19/04		5,700
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director James E. Cayne — For

We recommend a vote FOR the directors.

	1.2	Elect Director Carl D. Glickman — For
	1.3	Elect Director Alan C. Greenberg — For
	1.4	Elect Director Donald J. Harrington — For
	1.5	Elect Director William L. Mack — For
	1.6	Elect Director Frank T. Nickell — For
	1.7	Elect Director Paul A. Novelly — For
	1.8	Elect Director Frederic V. Salerno — For
	1.9	Elect Director Alan D. Schwartz — For
	1.10	Elect Director Warren J. Spector — For
	1.11	Elect Director Vincent Tese — For
	2	Amend the Capital Accumulation Plan for Senior Managing Directors		For	Against		Mgmt

ISS evaluates proposed amendments that lengthen the term of the plan based on the appropriateness of the original plan. In this case cost is the determining factor. The total cost of this plan was established by valuing the company’s options and awards under all existing plans that are available for future issuance (B shares), and granted but unexercised (C shares). Moreover, the CAP plan provides preferential dividends in the form of CAP units, which are much more costly than regular dividends. The value of the company’s B and C shares is 30.55 percent, which is above the allowable cap for this company of 12.66 percent.

	3	Amend Stock Option Plan		For	Against		Mgmt

V. Vote Recommendation Bear Stearns has various

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Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

stock compensation plans aimed to increase the emphasis on stock-based incentive compensation and align the compensation of key employees with the long-term interests of shareholders. Specifically, the company has the capital accumulation plan (CAP), restricted stock unit plan and stock award plan for key employees. Bear Stearns believes that the company is reasonable in its compensation for employees in that employees received lower cash compensation for higher levels of equity awards in the form of CAP units, restricted stock units and stock options. Since the company provides annual grants of stock units and stock options, the company intends to offset the potentially dilutive impact of such annual grants by purchasing stock in the open market. Furthermore, the board of directors also approved an amendment to the stock repurchase program to allow the company to purchase up to $1.0 billion of common stock in fiscal 2003 and beyond. The company purchased under the current and prior authorizations a total of 11,003,455 shares during the fiscal year ended November 30, 2003. Since the stock repurchase program offsets the voting power dilution, ISS reduced the entire voting power dilution to zero. However, ISS focuses on the economic costs of stock-based incentive plans in our analysis. Bear Stearns has submitted two equity plans in the proxy statement. The costs for the two plans are 30.67 percent and 39.08 percent, respectively. The combined shareholder value transfer for the combined plan is 40.73 percent, and has exceeded the company’s allowable shareholder value transfer cap of 12.66 percent. As such, ISS recommends voting AGAINST the plans due to the excessive costs.

	4	Approve Restricted Stock Plan		For	Against		Mgmt

VI. Vote Recommendation Bear Stearns has various stock compensation plans aimed to increase the emphasis on stock-based incentive compensation and align the compensation of key employees with the long-term interests of shareholders. Specifically, the company has the capital accumulation plan (CAP), restricted stock unit plan and stock award plan for key employees. Bear Stearns believes that the company is reasonable in its compensation for employees in that employees received lower cash compensation for higher levels of equity awards in the form of CAP units, restricted stock units and stock options. Since the company provides annual grants of stock units and stock options, the company intends to offset the potentially dilutive impact of such annual grants by purchasing stock in the open market. Furthermore, the board of directors also approved an amendment to the stock repurchase program to allow the company to purchase up to $1.0 billion of common stock in fiscal 2003 and beyond. The company purchased under the current and prior authorizations a total of 11,003,455 shares during the fiscal year ended November 30, 2003. Since the stock repurchase program offsets the voting power dilution, ISS reduced the entire voting power dilution to zero. However, ISS focuses on the economic costs of stock-based incentive plans in our analysis. Bear Stearns has submitted two equity plans in the proxy statement. The costs for the two plans are 30.67 percent and 39.08 percent, respectively. The combined shareholder value transfer for the combined plan is 40.73 percent, and has exceeded the company’s allowable shareholder value transfer cap of 12.66 percent. As such, ISS recommends voting AGAINST the plans due to the excessive costs.

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Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	5	Ratify Auditors		For	For		Mgmt

04/27/04 - A	The Black & Decker Corp. *BDK*		091797100			02/17/04		3,300
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Restricted Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 8.14 percent is within the allowable cap for this company of 10.10 percent.

	4	Limit Executive Compensation		Against	Against		ShrHoldr

05/17/04 - A	The Charles Schwab Corp. *SCH*		808513105			03/18/04		6,600
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Donald G. Fisher — For

We recommend a vote FOR the directors.

	1.2	Elect Director Paula A. Sneed — For
	1.3	Elect Director David B. Yoffie — For
	2	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 7.05 percent is within the allowable cap for this company of 8.65 percent. Additionally, this plan expressly forbids repricing.

04/21/04 - A	The Coca-Cola Company *KO*		191216100			02/23/04		13,100
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Herbert A. Allen — For

We recommend a vote FOR the directors with the exception of Warren E. Buffett. We recommend that shareholders WITHHOLD votes from Warren E. Buffett for standing as an affiliated outsider on the Audit Committee.

	1.2	Elect Director Ronald W. Allen — For
	1.3	Elect Director Cathleen P. Black — For
	1.4	Elect Director Warren E. Buffett — Withhold
	1.5	Elect Director Douglas N. Daft — For
	1.6	Elect Director Barry Diller — For
	1.7	Elect Director Donald R. Keough — For
	1.8	Elect Director Susan Bennett King — For
	1.9	Elect Director Maria Elena Lagomasino — For
	1.10	Elect Director Donald F. Mchenry — For
	1.11	Elect Director Robert L. Nardelli — For
	1.12	Elect Director Sam Nunn — For
	1.13	Elect Director J. Pedro Reinhard — For
	1.14	Elect Director James D. Robinson III — For
	1.15	Elect Director Peter V. Ueberroth — For
	1.16	Elect Director James B. Williams — For
	2	Ratify Auditors		For	For		Mgmt
	3	Report on Operational Impact of HIV/AIDS Pandemic		For	For		ShrHoldr

Mgmt Rec - Company Management Recommended Vote	Page 121

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Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	4	Report on Stock Option Distribution by Race and Gender		Against	Against		ShrHoldr
	5	Prohibit Awards to Executives		Against	Against		ShrHoldr
	6	Submit Executive Compensation to Vote		Against	For		ShrHoldr

Based on the above analysis, ISS is concerned with the disparate treatment given to senior executives. Therefore, ISS recommends voting FOR the proposal.

	7	Submit Executive Compensation to Vote		Against	Against		ShrHoldr
	8	Implement China Principles		Against	Against		ShrHoldr
	9	Separate Chairman and CEO Positions		Against	For		ShrHoldr

Although the company has a board of directors comprised of a majority of independent directors, the CEO performance is reviewed annually by the Compensation Committee, which is all-independent, and James D. Robinson III performs a role like that of a lead director; Douglas Daft, the Chairman/CEO serves as the Chair of the Executive Committee. From analyzing his duties, it does not seem that Mr. Robinson performs the exact duties of a lead director, but rather does them in concert with other members. Mr. Robinson works with the Chairman and the other committee heads and the Corporate Secretary to develop both agendas for committee meetings and information sent to the Board. In ISS’s view, it is essential to have an independent outsider as the lead director or Chairman of the Executive Committee, for maintaining a boardroom balance when the chairman and CEO positions are combined. Such a person would not only lead executive sessions of the outside directors independently, but also work closely with the chairman in finalizing information flow to the directors, setting the agenda for board meetings, and conducting performance evaluations of the board and CEO. Absent an offsetting governance structure, we believe that a company of this size should be able to find two qualified people willing to serve in the separate positions of chairman and CEO.

06/02/04 - A	The DirecTV Group, Inc *DTV*		25459L106			04/14/04		17,534
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 3.47 percent is within the allowable cap for this company of 9.55 percent. Additionally, this plan expressly forbids repricing.

	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	4	Ratify Auditors		For	For		Mgmt

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Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
05/13/04 - A	The Dow Chemical Company *DOW*		260543103			03/15/04		4,400
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Arnold A. Allemang — For
	1.2	Elect Director John C. Danforth — For
	1.3	Elect Director Jeff M. Fettig — For
	1.4	Elect Director Andrew N. Liveris — For
	1.5	Elect Director James M. Ringler — For
	1.6	Elect Director William S. Stavropoulos — For
	2	Ratify Auditors		For	For		Mgmt
	3	Declassify the Board of Directors		For	For		Mgmt

ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders’ interests.

	4	Report on Social Initiatives in Bhopal		Against	Against		ShrHoldr

ISS generally supports proposals for increased disclosure that promote good corporate citizenship while enhancing long-term shareholder value. Increased transparency can better inform shareholders on the potential risks and opportunities associated with their investment. In this case ISS notes that the proposal also calls for certain actions to be taken as a function of the reporting initiative. Amplifying statements to the Securities and Exchange Commission from the proponent have recommended that these actions include Dow’s dispatch of staff and equipment to Bhopal to supervise remediation; Disclosure of all information held by Union Carbide related to the health impacts of methyl isocyanate; Conducting and disclosing further health studies on methyl isocyanate to assist in meeting continuing medical needs of the Bhopal victims; and Conduct meetings with survivors of the Bhopal tragedy and report on the results. Further the proponent has noted that the company should disclose further information on legal risks associated with Bhopal and potential opportunity costs, including impact on the company’s operations in Asia, associated with Dow Chemicals stance on the Bhopal tragedy. ISS believes that this resolution merits serious consideration based on the impact of the tragic accident in Bhopal on the company and on thousands of people. That said, while we agree with the proponents that Dow Chemical should undertake efforts to increase its disclosure on this topic, we are concerned with the structure of this resolution, specifically the actions that the proponents are linking to the report. ISS notes that the company has disclosed certain information on Bhopal both on the Dow Chemicals website and on www.bhopal.com, a website sponsored by Union Carbide specifically discussing information on the tragedy. Further, while we have noted that the company could improve its transparency on certain issues, it may not be appropriate to disclose certain legal risks or potential opportunity costs that may be speculative in nature and potentially misunderstood or mischaracterized. Moreover, while ISS believes that the company could benefit from increased disclosure, we do not believe that the actions requested by the proponents to accompany this report are necessary per se, or an appropriate expenditure of shareholder assets. Therefore, ISS urges Dow Chemical to increase the scope and detail of discussion on the Bhopal tragedy; however, based on the structure and potential expenses associated with the actions requested by this proposal we are not compelled to recommend shareholder support for the resolution.

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Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
05/12/04 - A	The Gap, Inc. *GPS*		364760108			03/15/04		17,600
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Howard Behar — For
	1.2	Elect Director Adrian D.P. Bellamy — For
	1.3	Elect Director Donald G. Fisher — For
	1.4	Elect Director Doris F. Fisher — For
	1.5	Elect Director Robert J. Fisher — For
	1.6	Elect Director Glenda A. Hatchett — For
	1.7	Elect Director Penelope L. Hughes — For
	1.8	Elect Director Bob L. Martin — For
	1.9	Elect Director Jorge P. Montoya — For
	1.10	Elect Director Paul S. Pressler — For
	1.11	Elect Director James M. Schneider — For
	1.12	Elect Director Mayo A. Shattuck III — For
	1.13	Elect Director Margaret C. Whitman — For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	4	Limit Executive Compensation		Against	Against		ShrHoldr

While ISS understands the proponent’s concerns with escalating CEO pay, we believe that the proposal is unduly restrictive. The Compensation and Management Development Committee, which is composed entirely of independent directors, should have the flexibility to determine the compensation of its senior executives based on a number of appropriate factors, rather then relying on an arbitrary formula. Furthermore, the features of this proposal would limit equity awards to time based restricted shares and set arbitrary caps on salary, bonus and severance, regardless of the company’s performance. As such, this item does not warrant shareholder approval.

05/20/04 - A	The Gillette Co. *G*		375766102			03/22/04		9,400
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Edward F. DeGraan — Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from independent outsiders Jorge Paulo and Wilbur H. Gantz and from insiders James M. Kilts and Edward F. DeGraan for failure to implement the proposal to declassify the board.

	1.2	Elect Director Wilbur H. Gantz — Withhold

Mgmt Rec - Company Management Recommended Vote	Page 124

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	1.3	Elect Director James M. Kilts — Withhold
	1.4	Elect Director Jorge Paulo Lemann — Withhold
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 4.81 percent is within the allowable cap for this company of 8.14 percent. Additionally, this plan expressly forbids repricing.

	4	Declassify the Board of Directors		Against	For		ShrHoldr

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. Therefore we strongly support this proposal, especially in view of the majority shareholder support received at the company’s previous two annual meetings.

	5	Prohibit Auditor from Providing Non-Audit Services		Against	Against		ShrHoldr

In this case, the company states that the Audit Committee pre-approves all services by KPMG, the company’s independent auditors in compliance with the rules of Sarbanes-Oxley Act. Also, the company reduced the use of its auditor for “permitted non-audit services” and thus the aggregate fees paid for ‘tax services’ and ‘other services’ are less than the aggregate fees paid for ‘audit services’ and ‘audit-related services’. Therefore, we believe this proposal does not warrant shareholder support.

	6	Expense Stock Options		Against	For		ShrHoldr

In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options (some 350) have had flexibility in their selection of a specific valuation methodology. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as “no-cost” compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse.

03/31/04 - A	The Goldman Sachs Group, Inc. *GS*		38141G104			02/02/04		4,200
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Declassify the Board of Directors		Against	For		ShrHoldr

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Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/26/04 - A	The Lubrizol Corp. *LZ*		549271104			03/05/04		5,500
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

10/14/03 - A	The Procter & Gamble Company *PG*		742718109			08/01/03		14,100
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Norman R. Augustine — For

We recommend a vote FOR the directors.

	1.2	Elect Director A.G. Lafley — For
	1.3	Elect Director Johnathan A. Rodgers — For
	1.4	Elect Director John F. Smith, Jr. — For
	1.5	Elect Director Margaret C. Whitman — For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Non-Employee Director Omnibus Stock Plan		For	Against		Mgmt

Vote Recommendation We commend the company for expressly forbidding the repricing of stock options under the plan. However, the total cost of the company’s plans of 5.96 percent is above the allowable cap for this company of 5.20 percent.

Shareholder Proposals
	4	Declassify the Board of Directors		Against	For		ShrHoldr
	5	Label Genetically Engineered Foods		Against	Against		ShrHoldr

Given that the labeling of GE inputs at all stages of the supply chain could prove difficult and costly to the company, we cannot support this shareholder proposal at this time.

04/16/04 - A	The Progressive Corp. *PGR*		743315103			02/18/04		3,100
	1	Elect Directors		For	For		Mgmt
	2	Amend Articles to Issue Shares without Issuing Physical Certificates		For	For		Mgmt

Given the cost savings the company may realize by issuing shares in uncertificated form, the fact that the Ohio law permits such issuance, and the lack of impact on shareholder rights, we recommend in favor of the amendment.

	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. The plan is administered by a committee of independent outsiders, who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Additionally, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	4	Ratify Auditors		For	For		Mgmt

03/03/04 - A	The Walt Disney Company *DIS*		254687106			01/16/04		12,900
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director John E. Bryson — For

ISS recommends a vote FOR the directors with the exception of Mr. Eisner for whom we recommend a WITHHOLD vote.

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Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	1.2	Elect Director John S. Chen — For
	1.3	Elect Director Michael D. Eisner — Withhold
	1.4	Elect Director Judith L. Estrin — For
	1.5	Elect Director Robert A. Iger — For
	1.6	Elect Director Aylwin B. Lewis — For
	1.7	Elect Director Monica C. Lozano — For
	1.8	Elect Director Robert W. Matschullat — For
	1.9	Elect Director George J. Mitchell — For
	1.10	Elect Director Leo J. O’Donovan, S.J. — For
	1.11	Elect Director Gary L. Wilson — For
	2	Ratify Auditors		For	For		Mgmt
	3	China Principles		Against	Against		ShrHoldr

Thus, adopting and implementing the China Principles could prove both costly and difficult. As such, while ISS encourages Walt Disney to continue to evaluate its policies and compliance standards for labor and human rights in China, we do not feel that implementation of the China Principles would significantly improve upon the current International Labor Standards implemented by the company.

	4	Report on Supplier Labor Standards in China		Against	For		ShrHoldr

While we commend Walt Disney for its code of conduct and International Labor Standards, we note that manufacturing operations in China as a whole, and Walt Disney in specific, have been the subject of ongoing controversy and increased scrutiny on issues related to labor standards. Furthermore, we note that Walt Disney does retain the services of external compliance monitors; however, information on the outcome of these compliance reviews does not appear to be readily available. The format of this resolution does not specifically challenge Walt Disney’s policies regarding supplier standards; instead, it requests disclosure on the outcome of audits or reviews on supplier compliance to company policies. Since the information requested by the proponents is already gathered by Walt Disney, the report should not be difficult to assemble or prohibitively expensive. Further, several companies that operate in similar markets have adopted policies that include disclosure on vendor compliance with company standards, local laws, and/or international guidelines. Finally, a report addressing the issue of supplier compliance with company policies, local laws, and international guidelines on labor rights issues may serve to improve Walt Disney’s public image and limit the exposure to reputational risk associated with its operations in China.

	5	Report on Amusement Park Safety		Against	Against		ShrHoldr

Therefore, considering the combination of the company’s commitment to amusement park safety, the report published by the company on park safety in 2002, and state regulations in place regarding safety and accident reporting, ISS does not believe that an additional report to shareholders would be warranted or an efficient use of company assets.

05/21/04 - A	Time Warner Inc *TWX*		887317105			03/23/04		61,150
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director James L. Barksdale — For

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Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	1.2	Elect Director Stephen F. Bollenbach — For
	1.3	Elect Director Stephen M. Case — For
	1.4	Elect Director Frank J. Caufield — For
	1.5	Elect Director Robert C. Clark — For
	1.6	Elect Director Miles R. Gilburne — For
	1.7	Elect Director Carla A. Hills — For
	1.8	Elect Director Reuben Mark — For
	1.9	Elect Director Michael A. Miles — For
	1.10	Elect Director Kenneth J. Novack — For
	1.11	Elect Director Richard D. Parsons — For
	1.12	Elect Director R. E. Turner — For
	1.13	Elect Director Francis T. Vincent, Jr. — For
	2	Ratify Auditors		For	For		Mgmt
	3	Adopt China Principles		Against	Against		ShrHoldr

In the case of Time Warner, we note that the company is not involved in labor controversies with its workers in China, but the Internet industry in general has faced criticism from opponents over the issue of promoting freedom of expression while operating under restrictive Chinese laws. While it appears the company does not have a publicly available code of conduct referencing certain human and labor rights issues, we are concerned that some of the aspects of the China Principles may be beyond the company’s control, such as prohibiting police or military presence at the company’s operations, or preventing the government from using company technology to commit human rights violations. Thus, adopting and fully implementing the China Principles could prove both costly and difficult. As such, while ISS strongly encourages Timer Warner to evaluate its policies and compliance standards for labor and human rights in China and around the world, we do not believe that the implementation of the China Principles would be in the best interests of the company.

	4	Report on Pay Disparity		Against	Against		ShrHoldr

Based on our concerns regarding the scope of the proposal and the independence of the company’s compensation committee, we do not believe that preparation of the requested report would yield meaningful information to shareholders regarding the efficacy of the company’s executive compensation policies and practices.

05/21/04 - A	TXU Corp. *TXU*		873168108			03/22/04		6,800
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Derek C. Bonham — For
	1.2	Elect Director E. Gail de Planque — For
	1.3	Elect Director William M. Griffin — For
	1.4	Elect Director Kerney Laday — For
	1.5	Elect Director Jack E. Little — For
	1.6	Elect Director Erle Nye — For
	1.7	Elect Director J.E. Oesterreicher — For
	1.8	Elect Director Michael W. Ranger — For
	1.9	Elect Director Herbert H. Richardson — For
	1.10	Elect Director C. John Wilder — For
	2	Ratify Auditors		For	For		Mgmt
	3	Limit Executive Compensation		Against	Against		ShrHoldr

ISS believes that the company has established a

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suitable performance-based compensation program which rewards executives on the basis of total shareholder returns relative to a peer group index. We also note that the Organization and Compensation Committee did not pay any annual incentive awards to four of the five top executive officers based on 2003 performance. The amount reported as bonus for Eric H. Peterson, Executive Vice President and General Counsel, represents a special bonus awarded in February 2003 in recognition of his contributions to the company in his area of responsibility. In view of these factors, as well as the proposal’s restrictive requirement that all options and restricted shares be held until 90 days after an officers termination, we believe this proposal is unnecessary.

03/25/04 - A	Tyco International Ltd. *TYC*		902124106			03/25/04		3,300
Meeting for Holders of ADRs
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Dennis C. Blair — For
	1.2	Elect Director Edward D. Breen — For
	1.3	Elect Director George W. Buckley — For
	1.4	Elect Director Brian Duperreault — For
	1.5	Elect Director Bruce S. Gordon — For
	1.6	Elect Director John A. Krol — For
	1.7	Elect Director Mackey J. Mcdonald — For
	1.8	Elect Director H. Carl Mccall — For
	1.9	Elect Director Brendan R. O’Neill — For
	1.10	Elect Director Sandra S. Wijnberg — For
	1.11	Elect Director Jerome B. York — For
	2	Ratify Auditors		For	For		Mgmt
	3	ADOPTION OF THE AMENDED AND RESTATED BYE-LAWS.		For	For		Mgmt

Resolution seeks a series of amendments to the company’s articles. Proposed amendment will require a quorum of a majority of shares outstanding and entitled to vote to be represented at a meeting. In companies where quorum requirements are too low, ISS believes management will have no incentive to release proxy materials early or otherwise reach out to independent shareholders to ensure their participation. In fact, management will arguably have an incentive to discourage participation by independent shareholders because those shareholders may be less likely to cast their votes with management. ISS believes this amendment will allow greater participation by shareholders by requiring votes to be counted representing a broader range of shareholders. This amendment is consistent with Delaware corporate law. Tyco’s articles have no provision regarding the adoption of a shareholder rights plan. The proposed amendment will require supermajority approval for the adoption of a poison pill. While the company does not currently have a shareholder rights plan, this is a positive change. Although ISS prefers that companies require only simple majority approval for any resolution proposed to shareholders, in this case, requiring a poison pill to be subject to any shareholder vote is a positive change. Since investors suffer a diminution of power as a result of the adoption of antitakeover proposals, ISS believes that shareholders should have the right to give this power away. The current bylaws

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prohibit certain shareholders from attending or voting at a meeting if the shareholders have been served and fail to comply with a notice sent to the shareholder requiring them to make an offer in accordance with the U.K. City Code on Takeovers and Mergers. Another similar provision would restrict a shareholder’s right to vote for a period of time if the shareholder fails to notify Tyco of certain substantial acquisitions of the share capital, or fails to respond to the company’s request for information. Both provisions will be eliminated. We believe this is a positive change as ISS generally does not support allowing shareholders to be disenfranchised, particularly in cases when they may not be given a reasonable timeframe to comply with served notices to disclose ownership of a relatively low number of shares. Directors are presently required to declare any material interest they may have in a contract or arrangement. The director is typically not allowed to vote or be counted in the quorum in relation to any such contract or arrangement. In addition, board approval is not required for the directors’ participation in contracts or arrangement. Under the new amendments, directors must disclose the material facts of said directors’ participation in contracts or arrangement. The majority of disinterested directors must also approve any item related to such contract or arrangement. ISS supports these changes because they tighten the restrictions imposed on directors or officers who are interested parties. It also ensures that only the disinterested directors will vote on these items. ISS believes that independent evaluation of transactions is essential. Furthermore, this change is also consistent with Delaware corporate law. The proposed amendments contain provisions that are similar or identical to the provisions provided under Delaware corporate laws. ISS supports the company’s decision to apply this stricter standard. Because the proposed article amendments will have a positive effect on the company’s corporate governance, it is recommended that shareholders support this item.

	4	APPROVAL OF TYCO 2004 STOCK AND INCENTIVE PLAN.		For	For		Mgmt
	5	SHAREHOLDER PROPOSAL REGARDING ENVIRONMENTAL REPORTING.		For	For		ShrHoldr

Item 5 is a shareholder proposal requesting that the company provide a report to shareholders by Oct. 31, 2005, outlining the company’s response to increasing regulatory, competitive, and public pressure to reduce the emission of toxic chemicals. Given the enthusiastic support from management, and the potential benefits that can be derived from taking a proactive stance on this issue, support for this proposal is recommended.

	6	SHAREHOLDER PROPOSAL TO CHANGE TYCO S JURISDICTION OF INCORPORATION FROM BERMUDA TO A U.S. STATE.		Against	Against		ShrHoldr

The American Federation of State, County and Municipal Employees (AFSCME) Pension Plan, beneficial owner of 324,308 common shares, urges Tyco’s board to take the measures necessary to change the company’s jurisdiction of incorporation from Bermuda to a U.S. state. Tyco became a Bermuda company in 1997 as a result of a business combination with ADT. Because the board has adequately addressed many of the concerns

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associated with this proposal and due to the significant economic benefits to shareholders and the company’s recent advancements toward positive corporate governance, good disclosure, and transparency, it is recommended that shareholders oppose this shareholder-requisitioned proposal.

	7	SHAREHOLDER PROPOSAL ON COMMON SENSE EXECUTIVE COMPENSATION.		Against	Against		ShrHoldr

The United Brotherhood of Carpenters Pension Fund and United Association of S&P 500 Index Fund, beneficial owners of 33,700 and 127,115 common shares respectively, requests a “Common Sense Executive Compensation” program. The proposal seeks to limit executive base pay at 1 million, with other restrictions on bonus plans. Because the company’s Compensation Committee is comprised entirely of independent directors and due to the proposal’s restrictive and arbitrary limits on executive pay, shareholder support is not warranted.

02/06/04 - A	Tyson Foods, Inc. *TSN*		902494103			12/23/03		10,400
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Don Tyson — Withhold

We recommend a vote FOR the directors with the exceptions of Richard L. Bond, Barbara A. Tyson, Leland E. Tollett, John Tyson, and Don Tyson. We recommend that shareholders WITHHOLD votes from Richard L. Bond, Barbara A. Tyson, Leland E. Tollett, John Tyson, and Don Tyson for failure to establish an independent nominating committee and failure to have a majority independent board.

	1.2	Elect Director John Tyson — Withhold
	1.3	Elect Director Leland E. Tollett — Withhold
	1.4	Elect Director Barbara A. Tyson — Withhold
	1.5	Elect Director Lloyd V. Hackley — For
	1.6	Elect Director Jim Kever — For
	1.7	Elect Director David A. Jones — For
	1.8	Elect Director Richard L. Bond — Withhold
	1.9	Elect Director Jo Ann R. Smith — For
	2	Amend Omnibus Stock Plan		For	For		Mgmt

Vote Recommendation The total cost of the company’s plans of 6.91 percent is within the allowable cap for this company of 7.56 percent.

	3	Approve Employee Stock Purchase Plan		For	Against		Mgmt

Despite the fact that the plan complies with Section 423 of the Internal Revenue Code and that the number of shares that would be reserved is reasonable, ISS does not support the plan because the plan does not specify an offering period.

	4	Ratify Auditors		For	For		Mgmt
Shareholder Proposals
	5	Remove Supervoting Rights for Class B Common Stock		Against	For		ShrHoldr

ISS supports the elimination of dual-class capital structures with unequal voting rights, which can create impediments to a takeover and cause shareholders’ voting rights to be disproportionate to their economic investment in a company. Therefore, we believe this amendment warrants shareholder support.

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Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	6	Separate Chairman and CEO Positions		Against	For		ShrHoldr

Absent an offsetting governance structure, we believe that a company of this size should be able to find two qualified people willing to serve in the separate positions of chairman and CEO.

04/20/04 - A	U.S. Bancorp *USB*		902973304			02/26/04		13,963
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Victoria Buyniski Gluckman — Withhold

We recommend withholding votes from all nominees. We recommend that shareholders WITHHOLD votes from independent outsider Richard G. Reiten for poor attendance and for failure to implement the “declassification of the board” shareholder proposal. We also recommend that shareholders WITHHOLD votes from independent outsiders Thomas E. Petry, Jerry W. Levin, Arthur D. Collins, Jr., and Victoria Buyniski Gluckman for failure to implement the “declassification of the board” shareholder proposal.

	1.2	Elect Director Arthur D. Collins, Jr. — Withhold
	1.3	Elect Director Jerry W. Levin — Withhold
	1.4	Elect Director Thomas E. Petry — Withhold
	1.5	Elect Director Richard G. Reiten — Withhold
	2	Ratify Auditors		For	For		Mgmt
	3	Limit Executive Compensation		Against	Against		ShrHoldr
	4	Submit Executive Compensation to Vote		Against	For		ShrHoldr
	5	Amend Vote Requirements to Amend Articles/Bylaws/Charter		Against	For		ShrHoldr

06/08/04 - A	Union Planters Corp.		908068109			04/21/04		7,700
	1	Approve Merger Agreement		For	For		Mgmt

Conclusion: Based on the fair market value compared to recent historic trading levels, the fairness opinion, and the potential strategic synergies, we believe the merger agreement warrants shareholder support.

	2	Elect Directors		For	For		Mgmt
	2.1	Elect Director Albert M. Austin — For
	2.2	Elect Director George W. Bryan — For
	2.3	Elect Director Robert R. Waller, M.D. — For
	2.4	Elect Director Spence L. Wilson — For
	3	Ratify Auditors		For	For		Mgmt
	4	Adjourn Meeting		For	Against		Mgmt

Conclusion In this case, shareholders already have enough information to make their vote decisions. Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

	5	Limit Executive Compensation		Against	Against		ShrHoldr

Conclusion ISS policy is to recommend voting against proposals that seek to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

04/14/04 - A	United Technologies Corp. *UTX*		913017109			02/17/04		6,300
	1	Elect Directors		For	For		Mgmt

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Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	1.1	Elect Director Betsy J. Bernard—For

We recommend a vote FOR the directors.

	1.2	Elect Director George David —For
	1.3	Elect Director Jean-Pierre Garnier —For
	1.4	Elect Director Jamie S. Gorelick —For
	1.5	Elect Director Charles R. Lee —For
	1.6	Elect Director Richard D. McCormick —For
	1.7	Elect Director Harold McGraw III —For
	1.8	Elect Director Frank P. Popoff —For
	1.9	Elect Director H. Patrick Swygert —For
	1.10	Elect Director Andre Villeneuve —For
	1.11	Elect Director H. A. Wagner —For
	1.12	Elect Director Christine Todd Whitman —For
	2	Ratify Auditors		For	For		Mgmt
	3	Disclosure of Executive Compensation		Against	Against		ShrHoldr
	4	Develop Ethical Criteria for Military Contracts		Against	Against		ShrHoldr
	5	Performance-Based/Indexed Options		Against	For		ShrHoldr
	6	Separate Chairman and CEO Positions		Against	For		ShrHoldr

United Technologies Corporation has a 2/3 independent board, all-independent key committees with committee chairpersons nominated by independent directors and established governance guidelines. However, the duties of presiding director does not include approving information sent to the board, approving meeting agendas and schedules to assure that there is sufficient time for discussion of all agenda items. We believe that the company’s governance structure does not provide a satisfactory balance to a unified chairman and CEO position.

05/12/04 - A	UnitedHealth Group Incorporated *UNH*		91324P102			03/15/04		8,300
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Expense Stock Options		Against	For		ShrHoldr

ISS supports the general principle motivating this non-binding proposal. In the wake of financial reporting problems and excessive executive compensation at companies like Enron Corp., Worldcom Inc., and Tyco International Ltd., we agree with the growing investor consensus that companies should expense the costs associated with stock options in order to increase the accuracy of their financial statements. Although companies can choose to expense options, the Financial Accounting Standards Board (FASB) does not require it. Since the expensing of options lowers earnings, most companies have elected not to do so. Instead, most companies have opted to disclose option values only in the footnotes to their annual reports. In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options (some 350) have had flexibility in their selection of a specific valuation methodology. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as “no-cost” compensation. Given that (1) many companies

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use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse.

	4	Limit Awards to Executives		Against	Against		ShrHoldr

ISS believes that an independent compensation committee needs to have flexibility in constructing compensation packages for its top managers in order to remain competitive in the marketplace. This proposal is too restrictive, and does not warrant shareholder approval.

05/14/04 - A	UTStarcom, Inc. *UTSI*		918076100			03/29/04		8,300
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Thomas J. Toy — For

We recommend that shareholders vote FOR Thomas J. Toy but WITHHOLD votes from insider Ying Wu for failure to establish a majority independent board.

	1.2	Elect Director Ying Wu — Withhold
	2	Ratify Auditors		For	For		Mgmt

02/19/04 - A	Varian Medical Systems Inc *VAR*		92220P105			12/22/03		1,300
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John Seely Brown — For

We recommend a vote FOR the directors.

	1.2	Elect Director Samuel Hellman — For
	1.3	Elect Director Terry R. Lautenbach — For
	2	Amend Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

04/28/04 - A	Verizon Communications *VZ*		92343V104			03/01/04		19,136
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Restore or Provide for Cumulative Voting		Against	For		ShrHoldr
	4	Require Majority of Independent Directors on Board		Against	Against		ShrHoldr
	5	Separate Chairman and CEO Positions		Against	For		ShrHoldr
	6	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	Against		ShrHoldr
	7	Submit Executive Compensation to Vote		Against	For		ShrHoldr
	8	Prohibit Awards to Executives		Against	Against		ShrHoldr
	9	Report on Stock Option Distribution by Race and Gender		Against	Against		ShrHoldr

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Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	10	Report on Political Contributions/Activities		Against	Against		ShrHoldr
	11	Cease Charitable Contributions		Against	Against		ShrHoldr

05/11/04 - A	W. R. Berkley Corp. *BER*		084423102			03/19/04		4,400
	1	Elect Directors		For	For		Mgmt
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	3	Increase Authorized Common Stock		For	For		Mgmt
	4	Ratify Auditors		For	For		Mgmt

04/20/04 - A	Wachovia Corp. *WB*		929903102			02/18/04		9,500
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director James S. Balloun — For
	1.2	Elect Director John T. Casteen, III — For
	1.3	Elect Director Joseph Neubauer — For
	1.4	Elect Director Lanty L. Smith — For
	1.5	Elect Director Dona Davis Young — For
	2	Ratify Auditors		For	For		Mgmt
	3	Require Two Candidates for Each Board Seat		Against	Against		ShrHoldr

The process of finding qualified available candidates is difficult and costly. Under this proposal, the board would be required to identify twice as many candidates as is currently necessary. Those candidates would then be asked to compete for the position on the basis of the statements they submit for publication in the proxy materials. Many well-qualified candidates may refuse to submit to such a process. This proposal could also lead to a high rate of turnover among board members, denying the company continuity of strategic management. The nominating body could well have considerable difficulty devising a slate of candidates that would ensure a balance of skills and experience on the board. Directors are fiduciaries who must act in the best interest of all shareholders. The politicization of the board election process does not assure more responsible representation of shareholder interests, and it may lead to unwarranted cost and influence of special interests. As such, we do not believe that this proposal merits shareholder approval.

	4	Report on Political Contributions/Activities		Against	Against		ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company’s adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In the case of Wachovia, we note that the company follows all state and local laws regarding contributions to political candidates or organizations. Additionally, the scope of the

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disclosure requested in this proposal may not be substantially different from information currently available, and could prove costly and difficult for the company to publish in a formal report. As such, it does not appear that preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of shareholder funds.

	5	Separate Chairman and CEO Positions		Against	Against		ShrHoldr

We believe that the company’s governance structure provides a satisfactory balance to a unified chairman and CEO position. As such, we do not believe that this proposal merits shareholder approval.

06/04/04 - A	Wal-Mart Stores, Inc. *WMT*		931142103			04/05/04		10,600
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director James W. Breyer — For

We recommend a vote FOR the directors.

	1.2	Elect Director M. Michele Burns — For
	1.3	Elect Director Thomas M. Coughlin — For
	1.4	Elect Director David D. Glass — For
	1.5	Elect Director Roland A. Hernandez — For
	1.6	Elect Director Dawn G. Lepore — For
	1.7	Elect Director John D. Opie — For
	1.8	Elect Director J. Paul Reason — For
	1.9	Elect Director H. Lee Scott, Jr. — For
	1.10	Elect Director Jack C. Shewmaker — For
	1.11	Elect Director Jose H. Villarreal — For
	1.12	Elect Director John T. Walton — For
	1.13	Elect Director S. Robson Walton — For
	1.14	Elect Director Christopher J. Williams — For
	2	Approve Stock Option Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 2.98 percent is within the allowable cap for this company of 5.69 percent.

	3	Approve Stock Option Plan		For	For		Mgmt

Sharesave plans enable employees to become shareholders, which gives them a stake in the company’s growth. However, such plans are beneficial only when they are well balanced and in the best interests of all shareholders. ISS approves of this plan because the number of shares being allowed under the plan is reasonable and the plan is broad based.

	4	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because: (1) the number of shares being added is relatively conservative, (2) the company’s matching contribution is reasonable, and (3) there is no voting power dilution associated with the plan.

	5	Ratify Auditors		For	For		Mgmt
	6	Separate Chairman and CEO Positions		Against	For		ShrHoldr

Absent an offsetting governance structure, we believe that a company of this size should be able to find a qualified independent director willing to serve as chairman.

	7	Prepare Sustainability Report		Against	For		ShrHoldr
	8	Report on Stock Option Distribution by Race and Gender		Against	For		ShrHoldr

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Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	9	Report on Genetically Modified Organisms (GMO)		Against	Against		ShrHoldr
	10	Prepare Diversity Report		Against	For		ShrHoldr

As employment diversity issues can impact corporate reputation, we believe that such information should be made available to shareholders of the company.

	11	Submit Executive Compensation to Vote		Against	For		ShrHoldr

We acknowledge the tax benefits arising from deferring executive compensation. However, paying above-market interest rates on deferred compensation is not “best practice” and results in an additional expense to shareholders. According to an Executive Benefits Survey (2003 Results) published by Clark Consulting, only seven percent of the 227 participating companies provided a bonus rate above their base earnings rate. In addition, the increment formula for long term participating in the plan is unique and quite generous. We believe shareholders may benefit from having the opportunity to make their own evaluation of the deferred compensation packages, especially when such plans contain unique features beyond best practice.

04/20/04 - A	Washington Mutual, Inc *WM*		939322103			02/27/04		12,800
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Anne V. Farrell — For
	1.2	Elect Director Stephen E. Frank — For
	1.3	Elect Director Margaret Osmer Mcquade — For
	1.4	Elect Director William D. Schulte — For
	2	Ratify Auditors		For	For		Mgmt
	3	Limit Executive Compensation		Against	Against		ShrHoldr

ISS notes that the company had both positive one - and three-year total shareholder return, and that the total direct compensation to the company’s CEO decreased 28.41 percent from fiscal 2002. Further, we feel that the proposed compensation program is too restrictive and could make it difficult for the company to attract and retain quality executives in the competitive marketplace.

05/14/04 - A	Waste Management, Inc. *WMI*		94106L109			03/19/04		9,300
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Pastora San Juan Cafferty — For
	1.2	Elect Director Frank M. Clark, Jr. — For
	1.3	Elect Director Robert S. Miller — For
	1.4	Elect Director A. Maurice Myers — For
	1.5	Elect Director John C. Pope — For
	1.6	Elect Director W. Robert Reum — For
	1.7	Elect Director Steven G. Rothmeier — For
	1.8	Elect Director David P. Steiner — For
	1.9	Elect Director Carl W. Vogt — For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 7.65 percent is within the allowable cap for this company of 8.95 percent. Additionally, this plan expressly forbids repricing.

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Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	4	Approve Executive Incentive Bonus Plan		For	For		Mgmt

ISS recognizes that cash bonus plans such as this one can be an important part of an executive’s overall pay package, along with stock-based plans tied to long-term total shareholder returns. Over the long term, stock prices are an excellent indicator of management performance. However, other factors, such as economic conditions and investor reaction to the stock market in general, and certain industries in particular, can greatly impact the company’s stock price. As a result, a cash bonus plan can effectively reward individual performance and the achievement of business unit objectives that are independent of short-term market share price fluctuations. The performance measure included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards.

06/28/04 - S	WellPoint Health Networks Inc. *WLP*		94973H108			05/10/04		2,500
	1	Approve Merger Agreement		For	For		Mgmt

ISS Conclusion: Based on the sensible strategic rationale, the significant market premium, the potential cost and revenue synergies to be derived from the proposed combination, the accretive nature of the deal, and the valuation work and marketing process of company’s financial advisor, we believe the merger agreement warrants shareholder support.

04/27/04 - A	Wells Fargo & Company *WFC*		949746101			03/09/04		10,700
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director J.A. Blanchard III — For

We recommend a vote FOR the directors with the exceptions of affiliated outsiders Michael W. Wright, Judith M. Runstad, and Donald B. Rice. We recommend that shareholders WITHHOLD votes from Judith M. Runstad for standing as an affiliated outsider on the Audit Committee, Michael W. Wright and Donald B. Rice for standing as affiliated outsiders on the Human Resources and Governance & Nominating committees.

	1.2	Elect Director Susan E. Engel — For
	1.3	Elect Director Enrique Hernandez, Jr. — For
	1.4	Elect Director Robert L. Joss — For
	1.5	Elect Director Reatha Clark King — For
	1.6	Elect Director Richard M. Kovacevich — For
	1.7	Elect Director Richard D. McCormick — For
	1.8	Elect Director Cynthia H. Milligan — For
	1.9	Elect Director Philip J. Quigley — For
	1.10	Elect Director Donald B. Rice — Withhold
	1.11	Elect Director Judith M. Runstad — Withhold
	1.12	Elect Director Stephen W. Sanger — For

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Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	1.13	Elect Director Susan G. Swenson — For
	1.14	Elect Director Michael W. Wright —Withhold
	2	Approve Retirement Plan		For	For		Mgmt

This proposal would allow employees receive a reasonable matching contribution in stock on compensation that would have not been eligible for a match under the regular 401(k) because of Code limitations or deferrals. Furthermore, the dilution arising from stock issuance under this plan is minimal. As such, we recommend a vote for this benefit plan.

	3	Ratify Auditors		For	For		Mgmt
	4	Expense Stock Options		Against	For		ShrHoldr

However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as “no-cost” compensation. We believe that stock options should be expensed along with other forms of compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse. Moreover, this proposal received majority support at last year’s meeting.

	5	Limit Executive Compensation		Against	Against		ShrHoldr

While we do like some of the elements of the restricted stock proposal, such as granting restricted stock based on achievement of performance criteria and disclosure of actual hurdle rates for the performance criteria, we believe the proposal is restrictive given the fact that the proponent asks for a complete substitution of options with restricted stock.

	6	Link Executive Compensation to Social Issues		Against	Against		ShrHoldr

In view of the company’s controversies regarding predatory lending practices, we believe that this shareholder proposal warrants careful consideration, but should be considered alongside the company’s current policies regarding the issue. Based on the company’s disclosure of policies to address concerns of predatory lending, the independence of the compensation committee, and the absence of controversy surrounding current executive compensation we do not believe that this review and a subsequent report are necessary at this time.

	7	Report on Political Contributions/Activities		Against	Against		ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company’s adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In the case of Wells Fargo, we note that the company complies with federal, state, and local laws regarding contributions to political candidates or organizations. Additionally, the company has instituted and published a policy that does not authorize corporate contributions to political candidates or related entities. While ISS notes that the company amended its reply to this proposal based on information received after the distribution of

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Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

the proxy statement showing corporate campaign contributions from a subsidiary of the company, we believe that the updated policy for 2004 as stated on the company website clearly and publicly addresses the issue. Finally, the extensive scope of the reports requested in this proposal may not be substantially different from information currently available and could prove costly and difficult for the company to publish in a formal report. As such, it does not appear that preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of shareholder funds.

04/13/04 - A	Weyerhaeuser Co. *WY*		962166104			02/20/04		3,700
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 5.01 percent is within the allowable cap for this company of 8.93 percent. Additionally, this plan expressly forbids repricing.

	3	Declassify the Board of Directors		Against	For		Mgmt
	4	Expense Stock Options		Against	For		ShrHoldr
	5	Implement Restricted Share Executive Compensation Plan		Against	For		ShrHoldr
	6	Report on Greenhouse Gas Emissions		Against	Against		ShrHoldr

We recommend an “AGAINST” vote regarding this proposal.

	7	Develop Policy Regarding Old Growth Forests		Against	Against		ShrHoldr
	8	Ratify Auditors		For	For		Mgmt

04/22/04 - A	Wyeth *WYE*		983024100			03/12/04		18,200
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Clifford L. Alexander, Jr. — For
	1.2	Elect Director Frank A. Bennack, Jr. — For
	1.3	Elect Director Richard L. Carrion — For
	1.4	Elect Director Robert Essner — For
	1.5	Elect Director John D. Feerick — For
	1.6	Elect Director Robert Langer — For
	1.7	Elect Director John P. Mascotte — For
	1.8	Elect Director Mary Lake Polan — For
	1.9	Elect Director Ivan G. Seidenberg — For
	1.10	Elect Director Walter V. Shipley — For
	1.11	Elect Director John R. Torell III — For
	2	Ratify Auditors		For	For		Mgmt
	3	Report on Drug Pricing		Against	Against		ShrHoldr

When evaluating drug-pricing proposals, ISS considers the economic benefits of providing subsidized drugs (e.g., public goodwill) against the potential costs in terms of reduced profits, lower R&D spending, and harm to competitiveness. Additionally, the company’s current policies are taken into account, including any existing subsidy or donor programs that make life-saving pharmaceuticals more accessible to financially needy patients. Finally, we consider the degree to which peer companies have implemented price restraints. Specifically, this proposal calls for a report on the company’s marketing and pricing policies. While ISS generally supports increased disclosure that may help shareholders better evaluate their investment, the cost and difficulty in generating this information should be offset by benefits gained

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Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

from increased disclosure. In the case of Wyeth, we note that the company has initiated programs aimed at increasing the accessibility and decreasing the cost of its products through subsidies, discounts, and donations for qualifying individuals. Moreover, the company supports several international organizations in the effort to distribute its products to people who could not otherwise afford these medications. Finally, the company has disclosure available on its website, comparable to that of industry peers, that discusses Wyeth’s stance on drug accessibility and pricing, and initiatives that the company has taken both domestically and internationally to address this issue. As such, ISS does not believe the report requested by this proposal will provide additional significant benefits to shareholders.

	4	Amend Animal Testing Policy		Against	Against		ShrHoldr

When evaluating proposals on animal testing policies, ISS considers the nature of the product and the degree to which live animal testing is necessary or federally mandated. Additionally, we look at the feasibility and availability of alternative methods. Finally, ISS will evaluate industry practices to determine if animal testing is common at competitors and peer companies in similar circumstances. In this case, Wyeth has developed a policy that calls for minimizing live animal testing wherever possible. However, certain types of research may benefit from these tests when alternative methods may not be available or practical in light of the complexity of the subject research. Additionally, in some cases alternative methods of testing may be not feasible or meet criteria established by the government. Moreover, the level of live animal testing at Wyeth appears to be consistent with industry standards on the topic. As such, ISS does not recommend shareholder support for the resolution at this time.

05/20/04 - A	Yum Brands, Inc. *YUM*		988498101			03/22/04		8,700
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Robert Holland, Jr. — For
	1.2	Elect Director David C. Novak — For
	1.3	Elect Director Jackie Trujillo — For
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	3	Ratify Auditors		For	For		Mgmt
	4	Adopt Smoke-Free Restaurant Policy		Against	Against		ShrHoldr

In this case, the company complies with all local and state health codes for maintaining restaurants. Furthermore, as management’s discussion points out, the decision to ban smoking may have a direct impact on revenues and, ultimately, on shareholder value. Although there is some evidence that other restaurants have benefited from the adoption of anti-

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Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

smoking policies, there is no guarantee that this company’s restaurants would experience the same results. We believe that the decision to permit or prohibit smoking is a company-specific, operational question best left to management.

	5	Prepare a Sustainability Report		Against	For		ShrHoldr

In this case, Yum Brands does not report under the GRI or other established guidelines and while it does touch upon diversity and some environmental initiatives, its website does not contain a formal EHS report or quantifiable data about diversity and other sustainability topics. The company does provide information on employee welfare and insight into the company’s community outreach and philanthropic efforts. However, the level of disclosure on sustainability issues does not address many of the issues brought forth by the proponents and issues addressed in the reporting of other large public companies. More comprehensive reporting of the company’s performance and approach to sustainability issues will better enable shareholders to assess the company’s efforts in these areas and demonstrate that the company is assessing how sustainability issues could impact long-term shareholder value. Therefore, while ISS notes that the company has made an effort to increase its disclosure on some of the issues set forth in this proposal, we believe that a comprehensive report on social, environmental, and economic sustainability could benefit the company in the long term. As such, we recommend that shareholders support this request.

	6	Adopt MacBride Principles		Against	Against		ShrHoldr

Based on the fact that the existing reporting requirements are substantially similar to the MacBride Principles, the potential difficulties associated with full implementation of the Principles, the barriers towards adoption through the franchise agreement, and the lack of any recent, substantial controversies regarding the company’s operations in Northern Ireland, we recommend that shareholders oppose this request.

	7	Report on Genetically Modified Organisms (GMO)		Against	Against		ShrHoldr

In this case, the proponent is asking for a report on the company’s policies regarding GE ingredients as well as any contingency plan for sourcing non-GE ingredients should the need arise. While we generally support proposals that seek to provide shareholders with greater disclosure regarding the risks associated with their investment, we believe that generating such a report could be time consuming and costly to the company without providing significant value to shareholders. Since the government bodies tasked with determining the health and safety have determined that GE ingredients are not significantly different from conventional products, certain raw materials have seen a tremendous growth in the use of the GE products. This type of market saturation, combined with potential difficulties in determining a difference between engineered and conventional products with current testing procedures may result in inaccurate results. We further note that the company currently meets government standards with regards to food safety issues. Finally, we believe that planning alternatives for sourcing non-GE ingredients, should the situation require, would be based largely on speculation about future restrictions and legislation and may not be ultimately beneficial to

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Jul 01, 2003 - Jun 30, 2004

Lincoln Variable Annuity Fund A (Seperate Acct. A)

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the company or its shareholders. Based on the potential expenses and difficulty acquiring reliable results in testing GE ingredients, we do not feel this report would be a beneficial use of shareholder assets.

	8	Report on Animal Welfare Standards		Against	Against		ShrHoldr

In the case of Yum Brands, the company appears to be taking reasonable steps to support animal welfare in its supplier relationships. ISS notes that the company has detailed discussion on this topic on its website, including its Guiding Principles, which outline the company’s policy and certain audit, monitoring, or compliance procedures that evaluate supplier adherence to these guidelines. Further the company does have a panel to advise the company of issues regarding animal welfare and appears to have policies, procedures, and disclosure comparable to that of industry peers. Finally, the company complies with applicable laws and is evaluating the potential for expanding its policies to encompass its international operations. As such, we do not believe that additional reporting is necessary at this time.

05/10/04 - A	Zimmer Holdings Inc *ZMH*		98956P102			03/15/04		2,200
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Larry C. Glasscock — Withhold

ISS Conclusion: We recommend that shareholders WITHHOLD votes from independent outsiders John L. McGoldrick and Larry C. Glasscock for failure to implement the proposal to submit the company’s poison pill to a shareholder vote.

	1.2	Elect Director John L. McGoldrick — Withhold
	2	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr

ISS Conclusion: In this case, the company’s pill was not approved by shareholders, nor does it embody the features that ISS recommends. We therefore agree with the proponent that the current pill should be put to a shareholder vote.

	3	Ratify Auditors		Against	For		ShrHoldr

ISS Conclusion: We can see no compelling reason why the company’s shareholders should not be given the right to a non-binding ratification of the independent auditor selected by the company’s audit committee.

04/30/04 - A	Zions Bancorporation *ZION*		989701107			02/23/04		4,100
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Roger B. Porter — For
	1.2	Elect Director L. E. Simmons — For
	1.3	Elect Director Steven C. Wheelwright — For
	2	Ratify Auditors		For	For		Mgmt
	3	Other Business		For	Against		Mgmt

As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

Mgmt Rec - Company Management Recommended Vote	Page 143

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lincoln National Variable Annuity Fund A (Registrant)

By:	/s/ Kelly D. Clevenger
(Signature)

Kelly D. Clevenger, Chairman
(Printed Name and Title)

Date:	August 26, 2004